UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-355-1820

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2022

Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Class I and Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

Since the COVID-19 Pandemic (the "Pandemic") began nearly three years ago, the financial markets have experienced a prolonged period of heightened volatility driven by the global economic uncertainties posed under the circumstances and central banks' responses to rapidly changing conditions. In 2020 and 2021, the additional Pandemic-related easing of monetary policy from an already accommodative position helped fuel a two-year broad-based equity rally. In 2022, however, the decade-long accommodative policies from global central banks that fueled the bull market led to a rise in inflation. When combined with already challenging supply chains made worse by China's zero COVID policy and Russia's invasion of Ukraine, which drove food and energy prices higher (Ukraine a large wheat supplier, Russia a large energy supplier), inflation rose to levels not seen in decades. As a consequence, central banks quickly pivoted to an aggressive tightening schedule in an attempt to curb inflation, which led to concerns over slowing growth and the possibility of a recession.

The result was meaningfully negative returns in both equity and fixed income markets in 2022, as shown in the chart below. International equity indices generally fared better than U.S. indices, particularly the U.S. technology-focused Nasdaq and U.S. small cap-oriented Russell 2000, both of which finished the year in a bear market (defined as down 20% or more). Within fixed income, the Federal Reserve increased interest rates on seven occasions in 2022 by a total of 425 basis points which resulted in fixed income volatility levels not seen since the 2008 Global Financial Crisis. To illustrate the impact, the U.S. 10-year Treasury peaked in October 2022 at 4.33% and finished the year at 3.88%, compared to ending 2021 and 2020 at 1.51% and 0.92%, respectively. This rapid rise in rates, which has not been experienced since the early 1980s, led to some of the weakest returns in history across much of fixed income, with the S&P U.S. 10-year Treasury Index ("S&P US 10yr Treasury") down -16.47% and the Bbg US Agg down -13.01% in 2022. Unlike many historical periods when fixed income returns helped partially offset negative equity returns in diversified portfolios, this did not happen in 2022.

We expect inflation, interest rates, and the Ukraine/Russia conflict to be the key concerns surrounding economic growth in 2023, particularly given the lag effect that interest rate changes typically have on the economy, and therefore, economic data. In addition, while the Pandemic has eased somewhat with the greater adoption of vaccines globally, COVID-19 has not been eliminated and may continue to pose a risk if new variants and/or regional outbreaks emerge.

Given the hardships endured in recent years, we hope this shareholder letter finds you healthy and wish you all the best for 2023 and beyond.

Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex-USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofA BB-B U.S. High Yield Constrained Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg U.S. Aggregate Bond Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

Bloomberg U.S. Aggregate Bond Index ("Bbg US Agg"). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage-backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and S&P Global Ratings.

ICE BofA BB-B U.S. High Yield Constrained Index. An index that contains all securities in the ICE BofA U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofA U.S. Bond Market Option Volatility Estimate Index ("MOVE"). The MOVE Index is a yield curve weighted index that measures U.S. bond market yield volatility by tracking a basket of over-the-counter options on U.S. Treasury notes and bonds.

MSCI ACWI ex-USA Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

Nasdaq Composite ("Nasdaq"). A broad-based market capitalization-weighted index of over 3,700 stocks listed on the Nasdaq Stock Exchange. As a broad index that is heavily weighted toward the technology sector, the Nasdaq serves as a benchmark for technology stocks in the United States.

Russell 1000® Growth Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

Russell Midcap® Growth Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell 2000® Index ("Russell 2000"). An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 500 Index ("S&P 500"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P MidCap 400 Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

S&P U.S. Treasury Bond Current 10-Year Index ("S&P U.S. 10yr Treasury"). An index that holds the most recently issued 10-year U.S. Treasury Note or bond.

5434576.2

Table of Contents

Page
•	Global Atlantic Portfolio Review and Portfolio of Investments
	Global Atlantic BlackRock Allocation Portfolio	5 – 7
	Global Atlantic BlackRock Disciplined Core Portfolio	8 – 14
	Global Atlantic BlackRock Disciplined Growth Portfolio	15 – 21
	Global Atlantic BlackRock Disciplined International Core Portfolio	22 – 35
	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	36 – 43
	Global Atlantic BlackRock Disciplined Value Portfolio	44 – 50
	Global Atlantic BlackRock High Yield Portfolio	51 – 59
	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	60 – 72
•	Financial Statements:
	Statements of Assets and Liabilities	73 – 74
	Statements of Operations	75 – 76
	Statements of Changes in Net Assets	77 – 80
	Financial Highlights	81 – 95
•	Notes to Financial Statements	96 – 117
•	Report of Independent Registered Accounting Firm	118
•	Expense Examples	119 – 120
•	Supplemental Information	121 – 122
•	Trustee and Officer Table	123 – 126
•	Privacy Notice	127 – 128
•	Proxy Voting Policy	Back Cover
•	Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic BlackRock Allocation Portfolio outperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of -13.42% compared to a benchmark return of -15.27%, a difference of 185 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The past year was very challenging, with continued inflation pressures leading to faster than expected tightening by the U.S. Federal Reserve (the "Fed"), which in turn spurred fears of a recession. These dynamics posed headwinds for both equity and fixed income markets, with almost all asset classes delivering negative returns in 2022. Certain inflation sensitive asset classes such as commodities and energy sector equities, however, performed well given the inflationary environment. In this vein, the Portfolio's overweight to energy equities was the biggest contributor to performance.

From an asset allocation perspective, the Portfolio benefited from its underweight to fixed income despite being hurt by this positioning early in the year as equities rallied. Within equities, the Portfolio benefited from a relative overweight to U.S. equity markets and a relative overweight to value within non-U.S. developed markets. Factor exposure across value, minimum volatility, and momentum in the U.S. helped the Portfolio as well. A relative overweight to environmental, social, and governance ("ESG") equities detracted as ESG equities underperformed the broad market. Sector overweight positions were mixed during the year, with energy and global financial stocks performing well while global technology stocks and high dividend stocks detracted from performance.

Within fixed income, the Portfolio was hurt by a relative overweight to longer duration fixed income as the Fed continued to raise interest rates in the U.S. In addition, positions in high yield also detracted from performance.

How was the Portfolio positioned at period end?

In BlackRock's view, outsized Fed influence, recession risk, and inflation uncertainty vastly widens the range of outcomes, and thus diminishes risk-taking appetite. In this environment, BlackRock sought to de-risk the Portfolio by reducing active positions relative to the benchmark in order to create the ability to be nimble at a later date. These proactive moves have generally served the Portfolio well amidst this challenging period. Given the continued uncertainty, the Portfolio ended the period neutral to equities and slightly underweight to fixed income.

Within equities, the Portfolio is slightly overweight to U.S. relative to non-U.S. developed markets and emerging markets. BlackRock reduced this relative overweight to the U.S. equity markets over the period. Within U.S. equities, the Portfolio maintains an overweight to ESG equities, but BlackRock reduced that overweight in the period as well. From a sector and factor perspective, the Portfolio is overweight momentum stocks, minimum volatility stocks, infrastructure stocks, and energy stocks. Within non-U.S. developed markets, the Portfolio is overweight value, and within emerging markets, the Portfolio holds minimum volatility stocks.

Within fixed income, BlackRock's investment team believes the increase in yields has uncovered new opportunities, namely in mortgages and shorter-term credit where the Portfolio is now overweight. BlackRock reduced the Portfolio's underweight to fixed income over the period and also removed the allocation to treasury inflation-protected securities ("TIPS") given BlackRock's view that inflation should moderate into 2023. The Portfolio is also overweight to convertible bonds, as convertibles are generally less rate sensitive and offer exposure to technology companies.

Global Atlantic BlackRock Allocation Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Allocation Portfolio
Class I	November 1, 2017	-13.42%	4.85%	5.08%	0.49%	0.49%
Class II	November 1, 2017	-13.58%	4.61%	4.82%	0.74%	0.74%
S&P Target Risk® Growth Index^		-15.27%	3.48%	3.78%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Target Risk® Growth Index provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange-Traded Funds	99.1%
Short-Term Investments	0.9%
Other Assets less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

^  Represents less than 0.05%.

5435687.2

Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 99.1%
DEBT FUNDS - 38.5%
iShares 0-5 Year High Yield Corporate Bond ETF	41,043	$1,678,248
iShares 10-20 Year Treasury Bond ETF	12,215	1,321,419
iShares 1-5 Year Investment Grade Corporate Bond ETF	12,672	631,319
iShares Convertible Bond ETF	8,157	566,667
iShares Core Total USD Bond Market ETF	262,061	11,774,401
iShares Fallen Angels USD Bond ETF	25,948	638,580
iShares MBS ETF	36,671	3,401,235
iShares U.S. Treasury Bond ETF	88,767	2,016,786
TOTAL DEBT FUNDS		22,028,655
EQUITY FUNDS - 60.6%
iShares Core S&P 500 ETF	36,455	14,006,376
iShares Core S&P Small-Cap ETF	9,757	923,402
iShares ESG Aware MSCI USA ETF	77,297	6,550,921
iShares MSCI EAFE Growth ETF	33,970	2,845,327
iShares MSCI EAFE Value ETF	87,432	4,011,380
iShares MSCI Emerging Markets Min Vol Factor ETF	47,110	2,499,186
iShares MSCI USA Min Vol Factor ETF	14,907	1,074,795
	Shares/ Principal	Fair Value
EQUITY FUNDS - 60.6% (Continued)
iShares MSCI USA Momentum Factor ETF	7,867	$1,148,031
iShares U.S. Energy ETF	20,627	958,949
iShares U.S. Infrastructure ETF	16,345	592,670
TOTAL EQUITY FUNDS		34,611,037
TOTAL EXCHANGE TRADED FUNDS (Cost - $54,913,390)		56,639,692
SHORT-TERM INVESTMENTS - 0.9%
MONEY MARKET FUNDS - 0.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (a) (Cost - $536,927)	536,927	536,927
TOTAL INVESTMENTS - 100.0% (Cost - $55,450,317)		$57,176,619
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(10,036)
TOTAL NET ASSETS - 100.0%		$57,166,583

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio underperformed its reference benchmark, the S&P 500® Index. The Portfolio posted a return of -18.89% compared to a benchmark return of -18.11%, a difference of -78 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio underperformance during 2022 was driven by weakness in the first quarter. Fundamental insights struggled in the first half of the year, driven by environmental, social, and governance ("ESG") and growth-related measures that only partially recovered in the second half of 2022. Within Fundamental insights, Quality measures with a growth tilt led underperformance in the first half amid the market selloff, with the largest detractors measures of company culture, founder involvement, and company benefits. ESG-related measures also struggled in the first half of the year, particularly environmental-related insights such as those that evaluate green patents and emissions levels, as energy related firms outperformed their lower emissions counterparts. On the positive side, Fundamental Value insights, namely insights evaluating company earnings yield, sales, and other financial statement metrics, were strong contributors, particularly in the first and fourth quarters. Defensive Quality measures also performed well, particularly those related to stability, balance sheet quality, and internal financing ability, which BlackRock's investment team believes was due to the market's focus on corporate financial health. Macro thematic stock selection insights detracted from performance, specifically those designed to track news sentiment in the energy sector, which was negative for much of the year. Sentiment-based measures provided ballast throughout the year. Specifically, informed investor sentiment insights as well as measures designed to capture sentiment from bond markets contributed, as did trending measures evaluating conference call text, job posting data, and social media trends, all of which helped to correctly position the Portfolio amid the changeable market backdrop.

How was the Portfolio positioned at period end?

At year-end, from a sector positioning perspective, the Portfolio remained largely sector neutral. The Portfolio had slight overweight positions in health care and consumer staples companies and maintains slight underweights in communication services and consumer discretionary stocks at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	November 1, 2017	-18.89%	8.98%	9.47%	0.49%	0.49%
Class II	November 1, 2017	-19.12%	8.70%	9.18%	0.74%	0.74%
S&P 500® Index^		-18.11%	9.42%	9.95%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500® Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.4%
Short-Term Investments	1.4%
Other Assets less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

Derivative exposure is included in "Other Assets less Liabilities - Net"

5435687.2

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.4%
AEROSPACE & DEFENSE - 2.2%
Boeing Co. (The)*	2,258	$430,126
Curtiss-Wright Corp.	1,965	328,135
General Dynamics Corp.	9,673	2,399,968
HEICO Corp.	3,931	603,959
Lockheed Martin Corp.	11,550	5,618,959
Northrop Grumman Corp.	1,978	1,079,217
Textron, Inc.	11,832	837,706
		11,298,070
AIR FREIGHT & LOGISTICS - 0.6%
United Parcel Service, Inc., Class B	14,853	2,582,046
ZTO Express Cayman, Inc., ADR	14,481	389,104
		2,971,150
AIRLINES - 0.2%
Southwest Airlines Co.*	15,981	538,080
United Airlines Holdings, Inc.*	6,354	239,546
		777,626
AUTO COMPONENTS - 0.3%
Aptiv PLC*	5,376	500,667
BorgWarner, Inc.	6,363	256,111
Lear Corp.	7,424	920,724
		1,677,502
AUTOMOBILES - 1.1%
General Motors Co.	21,131	710,847
NIO, Inc., ADR*	10,085	98,329
Tesla, Inc.*	40,161	4,947,032
XPeng, Inc., Class A, ADR*	14,882	147,927
		5,904,135
BANKS - 2.5%
Bank of America Corp.	105,135	3,482,071
Bank of Nova Scotia. (The)	31,967	1,565,744
Citigroup, Inc.	48,573	2,196,957
Huntington Bancshares, Inc.	10,851	152,999
JPMorgan Chase & Co.	12,355	1,656,805
US Bancorp	33,460	1,459,191
Wells Fargo & Co.	57,825	2,387,594
		12,901,361
BEVERAGES - 2.4%
Brown-Forman Corp., Class B	2,859	187,779
Coca-Cola Co. (The)	37,783	2,403,376
Coca-Cola Europacific Partners PLC	3,956	218,846
PepsiCo, Inc.	52,686	9,518,253
		12,328,254
BIOTECHNOLOGY - 2.4%
AbbVie, Inc.	20,389	3,295,066
Amgen, Inc.	15,225	3,998,694
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 2.4% (Continued)
Biogen, Inc.*	2,642	$731,623
BioMarin Pharmaceutical, Inc.*	2,730	282,528
Blueprint Medicines Corp.*	1,332	58,355
Exact Sciences Corp.*	5,880	291,119
Exelixis, Inc.*	4,122	66,117
Gilead Sciences, Inc.	24,191	2,076,797
Moderna, Inc.*	1,580	283,800
Novavax, Inc.*	2,728	28,044
Regeneron Pharmaceuticals, Inc.*	462	333,328
Seagen, Inc.*	2,008	258,048
Ultragenyx Pharmaceutical, Inc.*	1,516	70,236
Vertex Pharmaceuticals, Inc.*	2,750	794,145
		12,567,900
BUILDING PRODUCTS - 0.3%
Johnson Controls International PLC	10,350	662,400
Trane Technologies PLC	5,558	934,244
		1,596,644
CAPITAL MARKETS - 1.6%
Bank of New York Mellon Corp. (The)	55,325	2,518,394
Carlyle Group, Inc. (The)	14,871	443,751
Cboe Global Markets, Inc.	9,923	1,245,039
Charles Schwab Corp. (The)	6,900	574,494
CME Group, Inc.	11,019	1,852,955
Intercontinental Exchange, Inc.	2,585	265,195
LPL Financial Holdings, Inc.	613	132,512
S&P Global, Inc.	3,413	1,143,150
Tradeweb Markets, Inc., Class A	914	59,346
		8,234,836
CHEMICALS - 2.3%
Albemarle Corp.	959	207,969
Corteva, Inc.	33,830	1,988,527
Ecolab, Inc.	24,491	3,564,910
FMC Corp.	11,049	1,378,915
Linde PLC	9,729	3,173,405
Mosaic Co. (The)	4,546	199,433
Sherwin-Williams Co. (The)	6,303	1,495,891
Valvoline, Inc.	2,424	79,144
		12,088,194
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Cintas Corp.	2,353	1,062,662
Republic Services, Inc.	4,587	591,677
Tetra Tech, Inc.	2,890	419,599
		2,073,938
COMMUNICATIONS EQUIPMENT - 0.3%
Juniper Networks, Inc.	52,289	1,671,156
CONSTRUCTION & ENGINEERING - 0.1%
AECOM	7,432	631,200

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
CONSUMER FINANCE - 2.1%
Ally Financial, Inc.	17,324	$423,572
American Express Co.	47,798	7,062,154
Capital One Financial Corp.	14,023	1,303,578
Discover Financial Services	13,243	1,295,563
Synchrony Financial	22,922	753,217
		10,838,084
DISTRIBUTORS - 0.1%
Genuine Parts Co.	2,909	504,741
DIVERSIFIED CONSUMER SERVICES - 0.0%†
New Oriental Education & Technology Group, Inc., ADR*	3,201	111,459
DIVERSIFIED FINANCIAL SERVICES - 1.7%
Berkshire Hathaway, Inc., Class B*	22,221	6,864,067
Voya Financial, Inc.	34,941	2,148,522
		9,012,589
DIVERSIFIED TELECOMMUNICATION - 0.8%
AT&T, Inc.	53,144	978,381
BCE, Inc.	33,004	1,450,526
TELUS Corp.	10,145	195,900
Verizon Communications, Inc.	38,386	1,512,408
		4,137,215
ELECTRIC UTILITIES - 0.7%
Edison International	4,596	292,398
Evergy, Inc.	32,353	2,035,974
NextEra Energy, Inc.	6,438	538,217
NRG Energy, Inc.	7,070	224,967
Xcel Energy, Inc.	4,500	315,495
		3,407,051
ELECTRICAL EQUIPMENT - 0.5%
Eaton Corp. PLC	16,240	2,548,868
Rockwell Automation, Inc.	772	198,844
		2,747,712
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
Flex Ltd.*	130,345	2,797,204
TE Connectivity Ltd.	10,303	1,182,784
		3,979,988
ENERGY EQUIPMENT & SERVICES - 0.7%
Halliburton Co.	49,874	1,962,542
Patterson-UTI Energy, Inc.	5,074	85,446
Schlumberger NV	26,217	1,401,561
		3,449,549
ENTERTAINMENT - 0.4%
Activision Blizzard, Inc.	3,923	300,305
Bilibili, Inc., ADR*	11,014	260,922
	Shares/ Principal	Fair Value
ENTERTAINMENT - 0.4% (Continued)
Live Nation Entertainment, Inc.*	7,609	$530,652
Walt Disney Co. (The)*	7,871	683,832
Warner Bros Discovery, Inc.*	20,985	198,938
		1,974,649
EQUITY REAL ESTATE INVESTMENT - 2.7%
American Tower Corp.	1,555	329,442
Brixmor Property Group, Inc.	2,836	64,292
Crown Castle, Inc.	4,721	640,356
Equity Residential	47,103	2,779,077
Essex Property Trust, Inc.	11,262	2,386,643
Lamar Advertising Co., Class A	4,332	408,941
Prologis, Inc.	30,027	3,384,944
SBA Communications Corp.	3,945	1,105,823
Simon Property Group, Inc.	25,056	2,943,579
		14,043,097
FOOD & STAPLES RETAILING - 1.4%
Costco Wholesale Corp.	6,664	3,042,116
Kroger Co. (The)	27,299	1,216,990
Sysco Corp.	4,940	377,663
Walmart, Inc.	20,123	2,853,240
		7,490,009
FOOD PRODUCTS - 1.9%
Archer-Daniels-Midland Co.	5,373	498,883
Hershey Co. (The)	16,996	3,935,764
Kellogg Co.	1,040	74,090
Mondelez International, Inc., Class A	49,653	3,309,372
Tyson Foods, Inc., Class A	35,401	2,203,712
		10,021,821
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
Abbott Laboratories	25,035	2,748,593
Becton Dickinson and Co.	17,878	4,546,375
Boston Scientific Corp.*	38,165	1,765,895
Edwards Lifesciences Corp.*	8,199	611,727
IDEXX Laboratories, Inc.*	2,046	834,686
Medtronic PLC	35,125	2,729,915
		13,237,191
HEALTH CARE PROVIDERS & SERVICES - 4.5%
AmerisourceBergen Corp.	9,236	1,530,498
Cigna Corp.	21,649	7,173,180
CVS Health Corp.	21,569	2,010,015
Elevance Health, Inc.	6,949	3,564,628
Humana, Inc.	1,121	574,165
UnitedHealth Group, Inc.	15,980	8,472,276
		23,324,762

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
HEALTH CARE TECHNOLOGY - 0.2%
Teladoc Health, Inc.*	21,035	$497,478
Veeva Systems, Inc., Class A*	2,696	435,080
		932,558
HOTELS, RESTAURANTS & LEISURE - 1.3%
Darden Restaurants, Inc.	5,696	787,928
H World Group Ltd., ADR	2,161	91,670
McDonald's Corp.	6,921	1,823,891
Starbucks Corp.	14,460	1,434,432
Travel + Leisure Co.	62,340	2,269,176
Trip.com Group Ltd., ADR*	3,312	113,933
Yum! Brands, Inc.	1,444	184,947
		6,705,977
HOUSEHOLD DURABLES - 0.3%
Toll Brothers, Inc.	4,561	227,685
TopBuild Corp.*	2,360	369,316
Whirlpool Corp.	5,117	723,851
		1,320,852
HOUSEHOLD PRODUCTS - 1.9%
Colgate-Palmolive Co.	73,070	5,757,185
Procter & Gamble Co. (The)	27,972	4,239,437
		9,996,622
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
Vistra Corp.	53,208	1,234,426
INDUSTRIAL CONGLOMERATES - 0.1%
Honeywell International, Inc.	2,621	561,680
INSURANCE - 3.3%
Allstate Corp. (The)	6,044	819,566
Aon PLC, Class A	1,175	352,665
Hartford Financial Services Group, Inc. (The)	22,306	1,691,464
Marsh & McLennan Cos., Inc.	39,123	6,474,074
MetLife, Inc.	83,408	6,036,237
Travelers Cos., Inc. (The)	9,078	1,702,034
W R Berkley Corp.	2,530	183,602
		17,259,642
INTERACTIVE MEDIA & SERVICES - 4.1%
Alphabet, Inc., Class A*	102,225	9,019,312
Alphabet, Inc., Class C*	84,032	7,456,159
Baidu, Inc., ADR*	2,768	316,604
Meta Platforms, Inc., Class A*	34,240	4,120,442
Snap, Inc., Class A*	28,596	255,934
		21,168,451
INTERNET & DIRECT MARKETING RETAIL - 2.8%
Amazon.com, Inc.*	145,818	12,248,712
eBay, Inc.	48,029	1,991,763
		14,240,475
	Shares/ Principal	Fair Value
IT SERVICES - 4.3%
Accenture PLC, Class A	10,210	$2,724,436
Automatic Data Processing, Inc.	9,891	2,362,564
Cognizant Technology Solutions Corp., Class A	37,735	2,158,065
Fidelity National Information Services, Inc.	4,985	338,232
Gartner, Inc.*	4,219	1,418,175
Mastercard, Inc., Class A	15,867	5,517,432
Paychex, Inc.	2,418	279,424
PayPal Holdings, Inc.*	35,165	2,504,451
Visa, Inc., Class A	24,735	5,138,944
		22,441,723
LIFE SCIENCES TOOLS & SERVICES - 2.7%
Agilent Technologies, Inc.	19,093	2,857,267
Danaher Corp.	18,379	4,878,154
Mettler-Toledo International, Inc.*	366	529,035
PerkinElmer, Inc.	1,975	276,935
Thermo Fisher Scientific, Inc.	9,345	5,146,198
West Pharmaceutical Services, Inc.	716	168,511
		13,856,100
MACHINERY - 2.8%
Caterpillar, Inc.	1,173	281,004
Deere & Co.	10,786	4,624,605
Illinois Tool Works, Inc.	7,115	1,567,434
PACCAR, Inc.	12,972	1,283,839
Snap-on, Inc.	10,171	2,323,972
Timken Co. (The)	27,627	1,952,400
Xylem, Inc.	23,500	2,598,395
		14,631,649
MEDIA - 1.3%
Comcast Corp., Class A	79,325	2,773,995
Fox Corp., Class A	121,112	3,678,172
Fox Corp., Class B	2,791	79,404
		6,531,571
METALS & MINING - 0.4%
Commercial Metals Co.	5,666	273,668
Newmont Corp.	17,421	822,271
Reliance Steel & Aluminum Co.	863	174,706
Steel Dynamics, Inc.	6,587	643,550
		1,914,195
MULTILINE RETAIL - 0.2%
Target Corp.	5,531	824,340
MULTI-UTILITIES - 1.7%
CMS Energy Corp.	42,121	2,667,523
DTE Energy Co.	50,341	5,916,578
		8,584,101

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 4.8%
Chevron Corp.	42,755	$7,674,095
ConocoPhillips	12,274	1,448,332
EOG Resources, Inc.	17,894	2,317,631
Exxon Mobil Corp.	75,972	8,379,711
Imperial Oil Ltd.	4,162	202,856
Marathon Oil Corp.	30,054	813,562
Marathon Petroleum Corp.	27,523	3,203,402
Valero Energy Corp.	5,186	657,896
Williams Cos., Inc. (The)	1,490	49,021
		24,746,506
PERSONAL PRODUCTS - 0.0%†
Haleon PLC, ADR*	1,521	12,168
PHARMACEUTICALS - 4.2%
Bristol-Myers Squibb Co.	25,485	1,833,646
Eli Lilly and Co.	16,706	6,111,723
GSK PLC, ADR	9,427	331,265
Johnson & Johnson	34,967	6,176,920
Merck & Co., Inc.	30,259	3,357,236
Pfizer, Inc.	75,066	3,846,382
		21,657,172
PROFESSIONAL SERVICES - 0.0%†
CoStar Group, Inc.*	1,635	126,353
ROAD & RAIL - 0.9%
Canadian National Railway Co.	1,289	153,236
CSX Corp.	76,131	2,358,539
Lyft, Inc., Class A*	8,946	98,585
Schneider National, Inc., Class B	14,165	331,461
Uber Technologies, Inc.*	17,052	421,696
Union Pacific Corp.	6,561	1,358,586
		4,722,103
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
Advanced Micro Devices, Inc.*	11,740	760,400
Analog Devices, Inc.	41,495	6,806,425
Applied Materials, Inc.	9,902	964,257
Broadcom, Inc.	1,262	705,622
Cirrus Logic, Inc.*	1,473	109,709
Enphase Energy, Inc.*	3,087	817,931
Intel Corp.	127,151	3,360,601
KLA Corp.	4,003	1,509,251
Lam Research Corp.	5,229	2,197,749
NVIDIA Corp.	35,660	5,211,352
NXP Semiconductors NV	6,043	954,975
QUALCOMM, Inc.	14,923	1,640,635
Silicon Laboratories, Inc.*	3,147	426,953
Texas Instruments, Inc.	5,239	865,588
		26,331,448
	Shares/ Principal	Fair Value
SOFTWARE - 8.7%
Adobe, Inc.*	10,324	$3,474,336
ANSYS, Inc.*	1,229	296,914
Autodesk, Inc.*	4,053	757,384
Bill.com Holdings, Inc.*	1,393	151,781
Box, Inc., Class A*	3,471	108,052
Cadence Design Systems, Inc.*	2,768	444,651
DocuSign, Inc.*	1,157	64,121
Fortinet, Inc.*	8,765	428,521
HubSpot, Inc.*	486	140,517
Intuit, Inc.	6,053	2,355,949
Manhattan Associates, Inc.*	451	54,751
Microsoft Corp.	125,910	30,195,736
Paycom Software, Inc.*	557	172,843
Paylocity Holding Corp.*	801	155,602
Rapid7, Inc.*	3,260	110,775
Salesforce, Inc.*	26,301	3,487,250
ServiceNow, Inc.*	5,426	2,106,753
Workday, Inc., Class A*	2,887	483,082
		44,989,018
SPECIALTY RETAIL - 2.4%
AutoNation, Inc.*	947	101,613
AutoZone, Inc.*	222	547,492
Best Buy Co., Inc.	6,474	519,280
Home Depot, Inc. (The)	21,770	6,876,272
Lowe's Cos., Inc.	17,389	3,464,584
Ulta Beauty, Inc.*	2,063	967,692
		12,476,933
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 6.3%
Apple, Inc.	230,923	30,003,825
Dell Technologies, Inc., Class C	7,082	284,838
Hewlett Packard Enterprise Co.	122,186	1,950,089
HP, Inc.	7,921	212,837
		32,451,589
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Deckers Outdoor Corp.*	810	323,320
Lululemon Athletica, Inc.*	2,435	780,125
NIKE, Inc., Class B	8,500	994,585
Ralph Lauren Corp.	5,390	569,561
		2,667,591
TOBACCO - 0.1%
Altria Group, Inc.	11,268	515,060
TRADING COMPANIES & DISTRIBUTORS - 0.2%
WW Grainger, Inc.	2,055	1,143,094

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
WIRELESS TELECOMMUNICATION SERVICES - 0.0%†
America Movil SAB de CV, Class L, ADR	6,680	$121,576
TOTAL COMMON STOCKS (Cost - $434,786,296)		509,166,856
SHORT-TERM INVESTMENTS - 1.4%
MONEY MARKET FUNDS - 1.4%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (a) (Cost - $6,985,173)	6,985,173	6,985,173
TOTAL INVESTMENTS - 99.8% (Cost - $441,771,469)		$516,152,029
OTHER ASSETS LESS LIABILITIES - NET 0.2%		930,579
TOTAL NET ASSETS - 100.0%		$517,082,608

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	43	3/17/2023	$8,301,150	$(203,298)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000® Growth Index. The Portfolio posted a return of -29.76% compared to a benchmark return of -29.14%, a difference of -62 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio underperformance during 2022 was driven by weakness in the first quarter. Fundamental insights struggled in the first half of the year, driven by environmental, social, and governance ("ESG") and growth-related measures that only partially recovered in the second half of 2022. Within Fundamental insights, Quality measures with a growth tilt led underperformance in the first half amid the market selloff, with the largest detractors being measures of company culture, founder involvement, and company benefits. ESG-related measures also struggled in the first half of the year, particularly environmental-related insights such as those that evaluate green patents and emissions levels, as energy related firms outperformed their lower emissions counterparts. On the positive side, Fundamental Value insights, namely insights evaluating company earnings yield, sales, and other financial statement metrics, were strong contributors, particularly in the first and fourth quarters. Defensive Quality measures also performed well, particularly those related to stability, balance sheet quality, and internal financing ability, which BlackRock's investment team believes was due to the market's focus on corporate financial health. Macro thematic stock selection insights, specifically insights designed to track the impact of monetary policy normalization, incorrectly positioned the Portfolio and thus detracted from performance. Sentiment-based measures, particularly those related to informed investors and bond markets, provided ballast throughout the year.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in health care and utilities companies and maintains slight underweights in industrials and real estate stocks at the end of the year. The SAE Team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Growth Portfolio
Class I	August 20, 2021	-29.76%	-	-17.71%	0.51%	0.48%
Class II	November 1, 2017	-29.90%	9.23%	9.59%	0.76%	0.73%
Russell 1000® Growth Index^		-29.14%	10.96%	11.41%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Class I commenced operations on August 20, 2021 as a result of a reorganization. Class II commenced operations on November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment*

*  Since the inception date for Class I Shares is August 20, 2021, the performance comparison of the change in value of a $10,000 investment is not shown.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.3%
Short-Term Investments	1.9%
Other Assets less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

Derivative exposure is included in "Other Assets less Liabilities - Net"

5435687.2

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.3%
AEROSPACE & DEFENSE - 1.2%
HEICO Corp.	871	$133,820
Lockheed Martin Corp.	1,528	743,357
Textron, Inc.	309	21,877
		899,054
AIR FREIGHT & LOGISTICS - 0.8%
United Parcel Service, Inc., Class B	3,627	630,518
AUTO COMPONENTS - 0.2%
Aptiv PLC*	423	39,394
Lear Corp.	893	110,750
		150,144
AUTOMOBILES - 1.8%
Tesla, Inc.*	11,210	1,380,848
BEVERAGES - 2.3%
PepsiCo, Inc.	9,613	1,736,685
BIOTECHNOLOGY - 3.2%
AbbVie, Inc.	4,992	806,757
Amgen, Inc.	2,660	698,622
Biogen, Inc.*	67	18,554
BioMarin Pharmaceutical, Inc.*	422	43,673
Blueprint Medicines Corp.*	1,197	52,440
Exact Sciences Corp.*	1,511	74,810
Exelixis, Inc.*	2,006	32,176
Horizon Therapeutics PLC*	897	102,079
Neurocrine Biosciences, Inc.*	1,094	130,667
Novavax, Inc.*	1,960	20,149
Seagen, Inc.*	1,042	133,907
Ultragenyx Pharmaceutical, Inc.*	1,688	78,205
Vertex Pharmaceuticals, Inc.*	829	239,399
		2,431,438
BUILDING PRODUCTS - 0.2%
Trane Technologies PLC	845	142,036
CAPITAL MARKETS - 0.5%
Carlyle Group, Inc. (The)	994	29,661
Cboe Global Markets, Inc.	1,472	184,692
CME Group, Inc.	63	10,594
LPL Financial Holdings, Inc.	576	124,514
		349,461
CHEMICALS - 1.4%
Albemarle Corp.	49	10,626
Corteva, Inc.	1,468	86,289
Ecolab, Inc.	3,851	560,552
FMC Corp.	39	4,867
Sherwin-Williams Co. (The)	1,483	351,961
Valvoline, Inc.	1,659	54,166
		1,068,461
	Shares/ Principal	Fair Value
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Cintas Corp.	341	$154,002
Tetra Tech, Inc.	1,308	189,909
		343,911
COMMUNICATIONS EQUIPMENT - 0.0%†
Juniper Networks, Inc.	521	16,651
CONSTRUCTION & ENGINEERING - 0.1%
AECOM	1,183	100,472
CONSUMER FINANCE - 1.3%
American Express Co.	5,863	866,258
Discover Financial Services	1,207	118,081
		984,339
DISTRIBUTORS - 0.0%†
Genuine Parts Co.	65	11,278
DIVERSIFIED CONSUMER SERVICES - 0.0%†
H&R Block, Inc.	878	32,056
ELECTRICAL EQUIPMENT - 0.3%
Eaton Corp. PLC	816	128,071
Rockwell Automation, Inc.	286	73,665
		201,736
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.3%
CDW Corp.	747	133,399
Flex Ltd.*	28,398	609,421
Jabil, Inc.	186	12,685
TE Connectivity Ltd.	1,798	206,411
		961,916
ENERGY EQUIPMENT & SERVICES - 0.3%
Halliburton Co.	4,477	176,170
Patterson-UTI Energy, Inc.	603	10,155
Schlumberger NV	731	39,079
		225,404
ENTERTAINMENT - 0.3%
Live Nation Entertainment, Inc.*	1,198	83,548
Spotify Technology SA*	2,027	160,032
		243,580
EQUITY REAL ESTATE INVESTMENT - 1.3%
Crown Castle, Inc.	95	12,886
Equity Residential	3,073	181,307
Essex Property Trust, Inc.	804	170,384
Prologis, Inc.	759	85,562
SBA Communications Corp.	779	218,361
Simon Property Group, Inc.	2,957	347,388
		1,015,888

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
FOOD & STAPLES RETAILING - 1.2%
Costco Wholesale Corp.	1,923	$877,849
Kroger Co. (The)	286	12,750
		890,599
Food Products - 0.9%
Hershey Co. (The)	2,540	588,188
Tyson Foods, Inc., Class A	1,250	77,812
		666,000
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Becton Dickinson and Co.	2,426	616,932
Dexcom, Inc.*	1,047	118,562
Edwards Lifesciences Corp.*	2,678	199,806
IDEXX Laboratories, Inc.*	651	265,582
Medtronic PLC	268	20,829
		1,221,711
HEALTH CARE PROVIDERS & SERVICES - 4.6%
AmerisourceBergen Corp.	1,696	281,044
Cigna Corp.	2,657	880,370
Elevance Health, Inc.	415	212,883
Humana, Inc.	141	72,219
UnitedHealth Group, Inc.	3,899	2,067,172
		3,513,688
HEALTH CARE TECHNOLOGY - 0.5%
Teladoc Health, Inc.*	2,980	70,477
Veeva Systems, Inc., Class A*	1,997	322,276
		392,753
HOTELS, RESTAURANTS & LEISURE - 1.3%
Caesars Entertainment, Inc.*	1,376	57,242
Domino's Pizza, Inc.	159	55,078
DraftKings, Inc., Class A*	1,229	13,998
Hilton Grand Vacations, Inc.*	175	6,744
Hilton Worldwide Holdings, Inc.	246	31,084
Marriott International, Inc., Class A	893	132,959
Starbucks Corp.	1,493	148,106
Travel + Leisure Co.	11,968	435,635
Yum! Brands, Inc.	923	118,218
		999,064
HOUSEHOLD DURABLES - 0.3%
TopBuild Corp.*	892	139,589
Whirlpool Corp.	538	76,105
		215,694
HOUSEHOLD PRODUCTS - 1.5%
Colgate-Palmolive Co.	12,441	980,226
Procter & Gamble Co. (The)	953	144,437
		1,124,663
	Shares/ Principal	Fair Value
INSURANCE - 1.9%
Aon PLC, Class A	401	$120,356
Marsh & McLennan Cos., Inc.	6,823	1,129,070
MetLife, Inc.	3,085	223,262
		1,472,688
INTERACTIVE MEDIA & SERVICES - 5.3%
Alphabet, Inc., Class A*	21,775	1,921,208
Alphabet, Inc., Class C*	20,237	1,795,629
Match Group, Inc.*	290	12,032
Meta Platforms, Inc., Class A*	1,969	236,949
Snap, Inc., Class A*	8,985	80,416
		4,046,234
INTERNET & DIRECT MARKETING RETAIL - 5.1%
Amazon.com, Inc.*	40,464	3,398,976
Coupang, Inc.*	2,722	40,041
eBay, Inc.	7,699	319,277
Etsy, Inc.*	680	81,450
MercadoLibre, Inc.*	83	70,238
		3,909,982
IT SERVICES - 6.6%
Accenture PLC, Class A	2,489	664,165
Automatic Data Processing, Inc.	1,589	379,549
Cognizant Technology Solutions Corp., Class A	3,827	218,866
Gartner, Inc.*	906	304,543
Mastercard, Inc., Class A	4,255	1,479,591
MongoDB, Inc.*	242	47,635
Paychex, Inc.	1,441	166,522
PayPal Holdings, Inc.*	5,843	416,138
Visa, Inc., Class A	6,456	1,341,299
		5,018,308
LIFE SCIENCES TOOLS & SERVICES - 2.4%
Agilent Technologies, Inc.	4,242	634,815
Danaher Corp.	1,910	506,952
Mettler-Toledo International, Inc.*	99	143,100
PerkinElmer, Inc.	292	40,944
Thermo Fisher Scientific, Inc.	742	408,612
Waters Corp.*	28	9,592
West Pharmaceutical Services, Inc.	414	97,435
		1,841,450
MACHINERY - 2.6%
Caterpillar, Inc.	450	107,802
Deere & Co.	2,326	997,296
Illinois Tool Works, Inc.	589	129,757
Snap-on, Inc.	634	144,863
Timken Co. (The)	2,174	153,636
Xylem, Inc.	4,001	442,390
		1,975,744

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
MEDIA - 0.7%
Fox Corp., Class A	15,934	$483,916
Trade Desk, Inc. (The), Class A*	293	13,135
		497,051
MULTILINE RETAIL - 0.2%
Dollar General Corp.	231	56,884
Target Corp.	677	100,900
		157,784
MULTI-UTILITIES - 0.5%
DTE Energy Co.	3,222	378,682
OIL, GAS & CONSUMABLE FUELS - 1.4%
Chevron Corp.	1,215	218,080
EOG Resources, Inc.	3,849	498,523
Marathon Petroleum Corp.	2,947	343,001
Ovintiv, Inc.	356	18,053
		1,077,657
PHARMACEUTICALS - 1.8%
Eli Lilly and Co.	3,787	1,385,436
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%†
Zillow Group, Inc., Class A*	49	1,529
ROAD & RAIL - 1.0%
CSX Corp.	7,588	235,076
Lyft, Inc., Class A*	3,686	40,620
Uber Technologies, Inc.*	10,300	254,719
Union Pacific Corp.	983	203,550
		733,965
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.7%
Advanced Micro Devices, Inc.*	2,695	174,555
Analog Devices, Inc.	5,453	894,456
Applied Materials, Inc.	2,336	227,480
Broadcom, Inc.	572	319,822
Enphase Energy, Inc.*	883	233,960
Intel Corp.	5,246	138,652
KLA Corp.	880	331,786
Lam Research Corp.	1,103	463,591
Lattice Semiconductor Corp.*	1,807	117,238
Monolithic Power Systems, Inc.	181	64,003
NVIDIA Corp.	10,653	1,556,829
NXP Semiconductors NV	122	19,280
QUALCOMM, Inc.	4,070	447,456
Texas Instruments, Inc.	531	87,732
		5,076,840
SOFTWARE - 17.1%
Adobe, Inc.*	2,628	884,401
Alteryx, Inc., Class A*	867	43,931
	Shares/ Principal	Fair Value
SOFTWARE - 17.1% (Continued)
ANSYS, Inc.*	594	$143,504
Autodesk, Inc.*	1,603	299,553
Bill.com Holdings, Inc.*	627	68,318
Box, Inc., Class A*	1,690	52,610
Cadence Design Systems, Inc.*	1,952	313,569
Crowdstrike Holdings, Inc., Class A*	1,057	111,292
DocuSign, Inc.*	2,490	137,996
Dynatrace, Inc.*	1,544	59,135
Fortinet, Inc.*	3,727	182,213
HubSpot, Inc.*	650	187,935
Intuit, Inc.	1,743	678,410
Manhattan Associates, Inc.*	1,399	169,839
Microsoft Corp.	30,891	7,408,280
Palo Alto Networks, Inc.*	1,350	188,379
Paycom Software, Inc.*	704	218,458
Paylocity Holding Corp.*	742	144,141
Rapid7, Inc.*	1,198	40,708
RingCentral, Inc., Class A*	2,468	87,367
Salesforce, Inc.*	3,017	400,024
ServiceNow, Inc.*	1,387	538,530
Splunk, Inc.*	238	20,489
Synopsys, Inc.*	238	75,991
VMware, Inc., Class A*	449	55,119
Workday, Inc., Class A*	2,137	357,584
Zscaler, Inc.*	802	89,744
		12,957,520
SPECIALTY RETAIL - 3.4%
AutoZone, Inc.*	87	214,558
Best Buy Co., Inc.	947	75,959
Home Depot, Inc. (The)	3,646	1,151,625
Lowe's Cos., Inc.	3,857	768,469
TJX Cos., Inc. (The)	1,345	107,062
Ulta Beauty, Inc.*	488	228,906
		2,546,579
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 10.8%
Apple, Inc.	61,216	7,953,795
Dell Technologies, Inc., Class C	1,763	70,908
HP, Inc.	5,362	144,077
Pure Storage, Inc., Class A*	317	8,483
		8,177,263
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Deckers Outdoor Corp.*	398	158,866
Lululemon Athletica, Inc.*	1,263	404,640
NIKE, Inc., Class B	3,445	403,099
Ralph Lauren Corp.	92	9,722
		976,327

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
TRADING COMPANIES & DISTRIBUTORS - 0.6%
WW Grainger, Inc.	826	$459,462
TOTAL COMMON STOCKS (Cost - $61,604,458)		74,640,549
SHORT-TERM INVESTMENTS - 1.9%
MONEY MARKET FUNDS - 1.9%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (a) (Cost - $1,466,467)	1,466,467	1,466,467
TOTAL INVESTMENTS - 100.2% (Cost - $63,070,925)		$76,107,016
OTHER ASSETS LESS LIABILITIES - NET (0.2)%		(125,705)
TOTAL NET ASSETS - 100.0%		$75,981,311

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Future	Goldman Sachs & Co.	7	3/17/2023	$1,543,115	$(81,724)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio outperformed its reference benchmark, the MSCI ACWI ex USA Index. The Portfolio posted a return of -15.24% compared to a benchmark return of -16.00%, a difference of 76 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Fundamental measures drove positive performance for the year, as both traditional Value insights as well as contrarian Quality measures drove returns. In addition to fundamental top-down themes, such as inflation, contribution from bottom-up stock selection insights also benefitted the Portfolio. Contrarian Quality insights, which evaluate if a company's growth is "too good to be true," did well, led by measures evaluating internal financing ability and asset usage. Traditional valuation measures tracking financial statement metrics such as company sales, amongst others, also contributed to gains. Sentiment measures were also additive throughout the period, as these were able to help correctly position the Portfolio around the changeable market backdrop. Trend-based momentum measures specifically were able to help correctly identify companies that beat or missed consensus estimates during earnings season.

In what BlackRock's investment team believes was ultimately a macro-led market for much of the year, select macro thematic insights struggled. Measures designed to evaluate policy normalization themes proved wrong-footed amid rate volatility, while insights that look toward informed investor positioning and the avoidance of highly-shorted stocks detracted amid the market volatility. Performance from environmental, social, and governance ("ESG") related measures were mixed in 2022. In the first half of the year, these insights struggled as many environmental-focused measures ran against the market's focus on exposure to defense names amid the Russian invasion of Ukraine. However, in the fourth quarter of the year, both diversity measures (such as those evaluating army vet hires) as well as efficiency-related insights that track water and input usage proved additive.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. There was a limited overweight exposure to communication services and industrials, and the Portfolio was moderately underweight financials and consumer discretionary. The Portfolio also targeted a generally country neutral approach. As of year-end, the Portfolio was underweight Switzerland and Sweden and had small overweight positions in French and Canadian equities.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	November 1, 2017	-15.24%	0.87%	1.23%	0.87%	0.79%
Class II	November 1, 2017	-15.45%	0.63%	0.98%	1.12%	1.04%
MSCI ACWI ex-USA Index^		-16.00%	0.88%	1.36%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	88.0%
Exchange-Traded Funds	9.0%
Short-Term Investments	1.4%
Preferred Stocks	0.8%
Warrants	0.0%^
Rights	0.0%^
Other Assets less Liabilities - Net	0.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

Derivative exposure is included in "Other Assets less Liabilities - Net"

^  Represents less than 0.05%.

5435687.2

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
COMMON STOCKS - 88.0%
AEROSPACE & DEFENSE - 1.1%
Airbus SE	2,500	$296,215
BAE Systems PLC	5,478	56,406
Embraer SA*	9,191	24,911
Kongsberg Gruppen ASA	1,489	62,819
Leonardo SpA	3,593	30,907
MTU Aero Engines AG	300	64,739
Rolls-Royce Holdings PLC*	54,158	60,717
Saab AB, Class B	5,878	231,690
Safran SA	3,065	382,459
Thales SA	1,674	213,139
		1,424,002
AIR FREIGHT & LOGISTICS - 0.7%
CJ Logistics Corp.*	69	5,113
Deutsche Post AG	12,789	480,174
DSV A/S	1,840	289,553
JD Logistics, Inc*,(a)	4,000	7,749
Mainfreight Ltd.	267	11,398
SF Holding Co. Ltd., Class A	2,600	21,603
SG Holdings Co. Ltd.	2,300	31,900
ZTO Express Cayman, Inc., ADR	4,120	110,704
		958,194
AIRLINES - 0.2%
Air China Ltd., Class H*	20,000	17,809
China Eastern Airlines Corp. Ltd., Class A*	18,600	14,796
Deutsche Lufthansa AG*	2,282	18,911
Jin Air Co. Ltd.*	1,154	15,013
Korean Air Lines Co. Ltd.*	1,051	19,075
Qantas Airways Ltd.*	8,587	34,998
Singapore Airlines Ltd.	26,400	108,852
		229,454
AUTO COMPONENTS - 0.2%
Denso Corp.	500	24,768
HL Mando Co. Ltd.*	497	15,839
Hyundai Mobis Co. Ltd.	743	117,811
Pirelli & C SpA (a)	26,219	112,041
Valeo	1,969	35,094
		305,553
AUTOMOBILES - 2.6%
BAIC Motor Corp. Ltd., Class H (a)	40,500	10,741
Bayerische Motoren Werke AG	3,529	314,036
BYD Co. Ltd., Class A	7,826	289,288
BYD Co. Ltd., Class H	10,500	259,105
Ferrari NV	798	170,503
Geely Automobile Holdings Ltd.	73,000	106,625
Great Wall Motor Co. Ltd., Class A	3,300	14,061
Great Wall Motor Co. Ltd., Class H	55,000	71,596
Honda Motor Co. Ltd.	23,700	544,609
	Shares/ Principal	Fair Value
AUTOMOBILES - 2.6% (Continued)
Hyundai Motor Co.	228	$27,227
Kia Corp.*	907	42,535
Li Auto, Inc., Class A*	1,700	16,728
Mercedes-Benz Group AG	8,785	575,674
NIO, Inc., ADR*	5,867	57,203
NIO, Inc., Class A*	1,700	17,098
Nissan Motor Co. Ltd.	7,100	22,498
Renault SA*	2,222	74,166
Stellantis NV*	22,196	314,207
Suzuki Motor Corp.	3,400	110,056
Toyota Motor Corp.	33,300	457,435
Volkswagen AG	163	25,685
XPeng, Inc., Class A*	1,200	5,896
		3,526,972
BANKS - 10.1%
ABN AMRO Bank NV, CVA (a)	3,073	42,390
Absa Group Ltd.	8,658	98,665
Agricultural Bank of China Ltd., Class H	47,000	16,138
ANZ Group Holdings Ltd.*	18,362	294,619
Banco Bilbao Vizcaya Argentaria SA	48,355	290,753
Banco Bradesco SA	14,933	38,098
Banco do Brasil SA	4,536	29,838
Banco Santander Brasil SA	9,764	52,133
Banco Santander SA	118,299	353,829
Bank Central Asia TBK PT	656,000	360,289
Bank Hapoalim BM	20,682	185,924
Bank Mandiri Persero TBK PT	115,300	73,509
Bank Negara Indonesia Persero Tbk PT	43,900	26,014
Bank of China Ltd., Class H	229,000	83,327
Bank of Nova Scotia (The)	23,473	1,149,267
Bank of Queensland Ltd.	2,806	13,130
Bank Rakyat Indonesia Persero TBK PT	438,800	139,243
Barclays PLC	98,127	187,112
BAWAG Group AG*,(a)	427	22,695
BNP Paribas SA	7,878	447,715
BOC Hong Kong Holdings Ltd.	57,500	195,965
BPER Banca	20,354	41,675
Capitec Bank Holdings Ltd.	595	64,993
China CITIC Bank Corp. Ltd., Class H	119,000	52,754
China Construction Bank Corp., Class H	581,000	364,011
China Merchants Bank Co. Ltd., Class A	1,800	9,648
China Merchants Bank Co. Ltd., Class H	41,500	232,093
CIMB Group Holdings BHD	53,200	70,048
Commonwealth Bank of Australia	5,846	406,754
DNB Bank ASA	25,961	512,447
Erste Group Bank AG	2,504	79,905
Grupo Financiero Banorte SAB de CV, Class O	33,407	240,413
Hana Financial Group, Inc.	697	23,178
Hong Leong Bank BHD	4,200	19,603

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
BANKS - 10.1% (Continued)
HSBC Holdings PLC	87,136	$540,536
Industrial & Commercial Bank of China Ltd., Class H	355,000	182,845
ING Groep NV	4,143	50,353
Intesa Sanpaolo SpA	65,912	146,176
Israel Discount Bank Ltd., Class A	9,854	51,609
Japan Post Bank Co. Ltd.	17,200	147,043
KakaoBank Corp.*	1,396	26,827
KB Financial Group, Inc.	616	23,627
KBC Group NV	1,456	93,359
Lloyds Banking Group PLC	547,300	298,955
Malayan Banking BHD	146,400	289,144
Mediobanca Banca di Credito Finanziario SpA	23,063	221,132
Mitsubishi UFJ Financial Group, Inc.	50,800	342,273
Mizrahi Tefahot Bank Ltd.	1,969	63,559
National Australia Bank Ltd.	15,856	323,228
National Bank of Canada	806	54,269
Nedbank Group Ltd.	2,444	30,535
OTP Bank Nyrt	4,889	131,731
Oversea-Chinese Banking Corp. Ltd.	10,400	94,447
Postal Savings Bank of China Co. Ltd., Class H (a)	40,000	24,856
Public Bank BHD	211,900	207,811
RHB Bank BHD	99,400	130,653
Royal Bank of Canada	13,678	1,285,073
Shinhan Financial Group Co. Ltd.	2,179	60,657
Societe Generale SA	11,247	281,839
Standard Bank Group Ltd.	19,329	190,609
Standard Chartered PLC	12,625	94,521
Sumitomo Mitsui Financial Group, Inc.	10,100	405,393
TMBThanachart Bank PCL, NVDR	488,400	19,883
Toronto-Dominion Bank (The)	7,999	517,563
UniCredit SpA	11,586	164,110
United Overseas Bank Ltd.	7,200	164,808
Westpac Banking Corp.	38,961	616,940
		13,494,539
BEVERAGES - 2.5%
Ambev SA	65,559	180,296
Anheuser-Busch InBev SA	15,269	916,967
Arca Continental SAB de CV	13,978	113,360
Budweiser Brewing Co. APAC Ltd. (a)	5,700	17,929
Carlsberg A/S, Class B	571	75,654
China Resources Beer Holdings Co. Ltd.	4,000	27,957
Coca-Cola Femsa SAB de CV	6,091	41,224
Davide Campari-Milano NV	4,817	48,757
Diageo PLC	20,560	902,704
Fomento Economico Mexicano SAB de CV	15,714	122,851
Heineken NV	1,246	116,862
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,000	23,088
Kweichow Moutai Co. Ltd., Class A	400	99,371
	Shares/ Principal	Fair Value
BEVERAGES - 2.5% (Continued)
Luzhou Laojiao Co. Ltd., Class A	900	$29,036
Pernod Ricard SA	1,771	347,306
Remy Cointreau SA	546	91,837
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	990	40,586
Suntory Beverage & Food Ltd.	3,100	105,726
Treasury Wine Estates Ltd.	8,581	79,199
		3,380,710
BIOTECHNOLOGY - 0.9%
3SBio, Inc. (a)	7,500	7,976
Akeso, Inc., Class B*,(a)	3,000	16,528
Argenx SE*	162	60,219
BeiGene Ltd.*	1,600	27,511
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	2,940	53,584
Bloomage Biotechnology Corp. Ltd., Class A	2,119	41,236
Celltrion, Inc.	758	96,231
CSL Ltd.	2,491	486,105
Galapagos NV*	971	42,851
Genmab A/S*	552	232,989
Grifols SA*	770	8,850
Imeik Technology Development Co. Ltd., Class A	400	32,588
Innovent Biologics, Inc.*,(a)	7,000	30,045
SK Bioscience Co. Ltd.*	79	4,592
Zai Lab Ltd., ADR*	403	12,372
		1,153,677
BUILDING PRODUCTS - 0.2%
Assa Abloy AB, Class B	1,389	29,821
Belimo Holding AG	32	15,218
Cie de Saint-Gobain	962	46,869
Daikin Industries Ltd.	200	30,619
Kingspan Group PLC	1,598	86,262
Sanwa Holdings Corp.	1,300	12,030
		220,819
CAPITAL MARKETS - 2.0%
Amundi SA (a)	1,875	106,058
B3 SA - Brasil Bolsa Balcao	88,416	221,218
China International Capital Corp. Ltd., Class H (a)	20,000	38,181
Deutsche Bank AG	15,614	176,439
Deutsche Boerse AG	1,111	191,374
DWS Group GmbH & Co. KGaA (a)	2,084	67,525
East Money Information Co. Ltd., Class A	19,437	54,243
EQT AB	954	20,198
Futu Holdings Ltd., ADR*	303	12,317
Hithink RoyalFlush Information Network Co. Ltd., Class A	2,800	39,718
Hong Kong Exchanges & Clearing Ltd.	3,400	146,891
IG Group Holdings PLC	5,422	51,003

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
CAPITAL MARKETS - 2.0% (Continued)
IGM Financial, Inc.	862	$24,048
Insignia Financial Ltd.	19,449	44,184
Macquarie Group Ltd.	6,102	690,892
Perpetual Ltd.	1,866	31,130
Reinet Investments SCA	690	13,275
UBS Group AG	36,978	687,642
		2,616,336
CHEMICALS - 2.2%
Air Liquide SA	3,015	426,031
Arkema SA	351	31,422
Croda International PLC	1,561	124,005
Dongyue Group Ltd.	6,000	6,603
Evonik Industries AG	9,463	181,133
Givaudan SA	50	153,102
Hyosung Advanced Materials Corp.*	30	7,912
Israel Corp. Ltd. (The)	27	9,488
Johnson Matthey PLC	1,862	47,641
K+S AG	1,321	25,906
Koninklijke DSM NV	1,161	141,627
Kuraray Co. Ltd.	2,200	17,641
LG Chem Ltd.*	453	214,947
Mitsubishi Gas Chemical Co., Inc.	6,300	87,043
Nippon Shokubai Co. Ltd.	1,100	44,018
Nitto Denko Corp.	2,300	133,351
Novozymes A/S, Class B	2,290	115,653
Nutrien Ltd.	1,292	94,258
OCI NV	652	23,255
Shanghai Putailai New Energy Technology Co. Ltd., Class A	3,300	24,632
Shenzhen Capchem Technology Co. Ltd., Class A	7,380	46,148
Sika AG	201	48,164
Solvay SA	2,179	219,670
Sumitomo Chemical Co. Ltd.	147,100	528,443
Tosoh Corp.	1,600	19,038
Wacker Chemie AG	648	82,574
Wanhua Chemical Group Co. Ltd., Class A	2,700	35,985
Weihai Guangwei Composites Co. Ltd., Class A	1,800	18,708
Yunnan Energy New Material Co. Ltd., Class A	500	9,443
		2,917,841
COMMERCIAL SERVICES & SUPPLIES - 0.0%†
Sohgo Security Services Co. Ltd.	600	16,348
COMMUNICATIONS EQUIPMENT - 0.3%
Nokia Oyj	55,245	255,121
Telefonaktiebolaget LM Ericsson, Class B	17,059	99,706
ZTE Corp., Class A	8,200	30,504
		385,331
	Shares/ Principal	Fair Value
CONSTRUCTION & ENGINEERING - 0.3%
Ackermans & van Haaren NV	77	$13,165
EXEO Group, Inc.	1,000	17,037
HOCHTIEF AG	999	56,167
JGC Holdings Corp.	1,600	20,348
Kajima Corp.	5,700	66,355
Kandenko Co. Ltd.	3,900	25,449
Obayashi Corp.	2,900	21,935
Stantec, Inc.	622	29,784
Vinci SA	1,035	103,048
		353,288
CONSTRUCTION MATERIALS - 0.3%
Cemex SAB de CV*	113,453	46,110
CRH PLC	1,866	74,050
Holcim Ltd.*	2,148	111,161
James Hardie Industries PLC	8,341	149,330
		380,651
CONSUMER FINANCE - 0.0%†
Acom Co. Ltd.	7,300	17,483
JMT Network Services PCL, NVDR	11,800	23,508
Muangthai Capital PCL, NVDR	8,800	9,655
		50,646
CONTAINERS & PACKAGING - 0.0%†
Orora Ltd.	7,034	13,786
Smurfit Kappa Group PLC	767	28,290
		42,076
DIVERSIFIED CONSUMER SERVICES - 0.2%
Benesse Holdings, Inc.	11,700	177,879
Cogna Educacao*	29,080	11,676
YDUQS Participacoes SA	6,220	11,981
		201,536
DIVERSIFIED FINANCIAL SERVICES - 1.1%
Banca Mediolanum SpA	11,426	95,092
Challenger Ltd.	8,543	44,146
FirstRand Ltd.	37,438	136,682
Groupe Bruxelles Lambert NV	2,040	162,375
Industrivarden AB, Class A	3,472	84,472
Industrivarden AB, Class C	11,145	270,616
Investor AB, Class A	2,067	38,456
Investor AB, Class B	29,290	530,056
L E Lundbergforetagen AB, Class B	1,692	72,116
Mitsubishi HC Capital, Inc.	4,100	20,167
		1,454,178
DIVERSIFIED TELECOMMUNICATION - 1.6%
Bezeq The Israeli Telecommunication Corp. Ltd.	22,695	39,009
BT Group PLC	114,713	154,616
China Tower Corp. Ltd., Class H (a)	112,000	12,054

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
DIVERSIFIED TELECOMMUNICATION - 1.6% (Continued)
Deutsche Telekom AG	26,626	$529,629
KT Corp.	2,015	53,861
Nippon Telegraph & Telephone Corp.	22,000	627,261
Orange SA	9,693	96,011
PCCW Ltd.	129,000	58,178
Singapore Telecommunications Ltd.	114,900	220,171
Telecom Italia SpA/Milano* (Common share)	58,235	13,443
Telecom Italia SpA/Milano* (Savings share)	21,617	4,806
Telekom Malaysia BHD	38,800	47,564
Telenor ASA	3,662	34,051
Telia Co AB	7,949	20,339
Telstra Group Ltd.	100,475	271,867
		2,182,860
ELECTRIC UTILITIES - 1.1%
Acciona SA	990	181,626
CLP Holdings Ltd.	3,500	25,538
CPFL Energia SA	16,341	102,755
Enel SpA	33,303	178,779
Energisa SA	4,781	40,034
Hydro One Ltd. (a)	482	12,902
Iberdrola SA	21,221	247,544
Light SA	4,100	3,595
Shikoku Electric Power Co., Inc.	6,600	38,266
SSE PLC	17,215	354,520
Tenaga Nasional BHD	101,000	220,801
Tohoku Electric Power Co., Inc.	4,900	25,662
		1,432,022
ELECTRICAL EQUIPMENT - 1.5%
ABB Ltd.	13,449	407,889
Accelleron Industries AG*	536	11,091
Contemporary Amperex Technology Co. Ltd., Class A	4,924	278,666
Eve Energy Co. Ltd., Class A	10,100	127,708
Legrand SA	670	53,501
Mitsubishi Electric Corp.	5,300	52,761
Schneider Electric SE	4,777	666,444
Siemens Energy AG	6,084	114,117
Signify NV (a)	473	15,841
Sunwoda Electronic Co. Ltd., Class A	18,400	55,980
WEG SA	21,229	154,842
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	6,200	5,521
		1,944,361
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.0%
AAC Technologies Holdings, Inc.*	3,500	8,000
Avary Holding Shenzhen Co. Ltd., Class A	4,900	19,341
Canon Marketing Japan, Inc.	700	15,857
Delta Electronics Thailand PCL, NVDR	2,300	55,118
GoerTek, Inc., Class A	2,900	7,021
Halma PLC	1,846	43,834
	Shares/ Principal	Fair Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.0% (Continued)
Hana Microelectronics PCL, NVDR	8,400	$12,490
Horiba Ltd.	700	30,399
KCE Electronics PCL, NVDR	13,900	18,662
LG Innotek Co. Ltd.*	177	35,344
Luxshare Precision Industry Co. Ltd., Class A	22,400	102,306
Murata Manufacturing Co. Ltd.	3,400	169,762
Omron Corp.	5,200	252,423
Samsung Electro-Mechanics Co. Ltd.*	893	92,160
Samsung SDI Co. Ltd.	378	176,669
Shimadzu Corp.	3,000	85,149
Spectris PLC	636	22,967
Sunny Optical Technology Group Co. Ltd.	5,400	64,240
TDK Corp.	1,700	55,853
		1,267,595
ENERGY EQUIPMENT & SERVICES - 0.0%†
Dialog Group BHD	15,700	8,732
Worley Ltd.	3,820	38,858
		47,590
ENTERTAINMENT - 0.6%
Bilibili, Inc., Class Z*	660	15,796
Krafton, Inc.*	54	7,174
NCSoft Corp.*	161	57,041
NetEase, Inc.	18,960	278,147
Netmarble Corp.*,(a)	287	13,709
Nexon Co. Ltd.	1,200	26,939
Sea Ltd., ADR*	5,411	281,534
Tencent Music Entertainment Group, ADR*	3,441	28,491
Ubisoft Entertainment SA*	1,957	55,160
		763,991
EQUITY REAL ESTATE INVESTMENT - 0.5%
Champion REIT	23,000	9,076
Charter Hall Group	1,883	15,298
First Capital Real Estate Investment Trust	1,897	23,535
Goodman Group	1,062	12,502
GPT Group (The)	14,419	41,069
Klepierre SA*	3,875	89,039
Link REIT	13,300	97,642
Mapletree Commercial Trust	20,100	25,028
Mirvac Group	36,337	52,487
Scentre Group	86,363	168,673
Stockland	26,847	66,089
		600,438
FOOD & STAPLES RETAILING - 1.3%
Alimentation Couche-Tard, Inc.	3,118	136,921
Berli Jucker PCL, NVDR	86,400	87,934
Clicks Group Ltd.	2,219	35,222
Coles Group Ltd.	1,784	20,228

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
FOOD & STAPLES RETAILING - 1.3% (Continued)
Cosmos Pharmaceutical Corp.	300	$30,331
Empire Co. Ltd., Class A	4,664	122,749
George Weston Ltd.	470	58,272
Koninklijke Ahold Delhaize NV	5,703	163,362
Lawson, Inc.	8,100	308,788
Loblaw Cos. Ltd.	46	4,064
Raia Drogasil SA	5,133	23,061
Sendas Distribuidora SA	11,898	43,876
Seven & i Holdings Co. Ltd.	400	17,159
Sundrug Co. Ltd.	2,700	80,113
Tesco PLC	101,630	274,086
Tsuruha Holdings, Inc.	3,900	301,489
Wal-Mart de Mexico SAB de CV	21,019	74,294
		1,781,949
FOOD PRODUCTS - 1.8%
AVI Ltd.	2,983	13,186
Chocoladefabriken Lindt & Spruengli AG	21	214,040
Dali Foods Group Co. Ltd. (a)	66,000	30,104
Grupo Bimbo SAB de CV, Series A	23,733	100,231
Itoham Yonekyu Holdings, Inc.	2,300	12,219
JDE Peet's NV	1,076	31,029
Kerry Group PLC, Class A	559	50,257
Kuala Lumpur Kepong BHD	6,300	31,979
Minerva SA/Brazil	8,446	20,732
Nestle SA	16,144	1,869,507
QL Resources BHD	10,350	12,946
Strauss Group Ltd.	750	19,829
Uni-President China Holdings Ltd.	21,000	21,014
		2,427,073
GAS UTILITIES - 0.4%
Beijing Enterprises Holdings Ltd.	10,000	32,031
China Resources Gas Group Ltd.	4,000	15,016
ENN Energy Holdings Ltd.	6,200	87,063
Italgas SpA	16,710	92,557
Korea Gas Corp.*	1,943	55,624
Kunlun Energy Co. Ltd.	22,000	15,700
Perusahaan Gas Negara TBK PT	194,400	21,978
Snam SpA	30,078	145,320
		465,289
HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
Alcon, Inc.	365	24,925
Carl Zeiss Meditec AG	286	35,987
Coloplast A/S, Class B	886	103,250
Demant A/S*	353	9,755
Fisher & Paykel Healthcare Corp. Ltd.	4,194	59,946
Hartalega Holdings BHD	31,600	12,195
Hoya Corp.	2,500	240,725
Koninklijke Philips NV	34,466	515,121
Olympus Corp.	1,200	21,391
	Shares/ Principal	Fair Value
HEALTH CARE EQUIPMENT & SUPPLIES - 1.1% (Continued)
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,500	$113,631
Straumann Holding AG	65	7,419
Sysmex Corp.	1,000	60,616
Terumo Corp.	8,000	227,125
		1,432,086
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Aier Eye Hospital Group Co. Ltd., Class A	2,988	13,355
Alfresa Holdings Corp.	2,900	36,837
Amplifon SpA	935	27,761
Celltrion Healthcare Co. Ltd.	415	19,033
Fleury SA	4,972	14,549
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	3,500	39,372
IHH Healthcare BHD	81,600	115,222
Medipal Holdings Corp.	1,300	17,153
Sonic Healthcare Ltd.	996	20,243
		303,525
HEALTH CARE TECHNOLOGY - 0.0%†
M3, Inc.	1,400	37,964
HOTELS, RESTAURANTS & LEISURE - 1.0%
Accor SA*	2,237	55,747
Aristocrat Leisure Ltd.	20,138	416,799
Compass Group PLC	3,776	87,096
Flight Centre Travel Group Ltd.*	11,841	116,354
Greggs PLC	2,961	83,559
Jiumaojiu International Holdings Ltd. (a)	10,000	26,714
Oriental Land Co. Ltd./Japan	1,700	246,860
Trip.com Group Ltd., ADR*	1,195	41,108
Trip.com Group Ltd.*	600	21,033
Whitbread PLC	4,192	129,594
Wynn Macau Ltd.*	38,400	42,804
		1,267,668
HOUSEHOLD DURABLES - 0.2%
Barratt Developments PLC	1,752	8,362
Bellway PLC	1,378	31,619
Casio Computer Co. Ltd.	11,400	116,035
LG Electronics, Inc.	378	25,858
Nikon Corp.	5,400	48,129
Persimmon PLC	981	14,361
Sony Group Corp.	400	30,422
Taylor Wimpey PLC	26,811	32,783
		307,569
HOUSEHOLD PRODUCTS - 0.2%
Lion Corp.	4,300	49,340
Pigeon Corp.	2,200	36,148
Reckitt Benckiser Group PLC	1,296	89,703
Unicharm Corp.	800	30,728
		205,919

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
B Grimm Power PCL	10,800	$12,395
China Longyuan Power Group Corp. Ltd., Class H	28,000	34,225
Energy Absolute PCL, NVDR	50,800	142,272
		188,892
INDUSTRIAL CONGLOMERATES - 2.2%
Aker ASA, Class A	213	15,557
Alfa SAB de CV, Class A	18,300	11,673
CK Hutchison Holdings Ltd.	42,500	255,111
GS Holdings Corp.	764	26,464
Hitachi Ltd.	5,200	263,695
Jardine Cycle & Carriage Ltd.	27,700	590,680
Jardine Matheson Holdings Ltd.	4,600	234,140
NWS Holdings Ltd.	9,000	7,783
Samsung C&T Corp.*	646	57,984
Siemens AG	8,861	1,225,993
SM Investments Corp.	920	14,858
Smiths Group PLC	10,696	205,666
Toshiba Corp.	2,300	80,237
		2,989,841
INSURANCE - 3.7%
AIA Group Ltd.	106,000	1,178,842
ASR Nederland NV	6,274	296,964
Assicurazioni Generali SpA	787	13,955
Aviva PLC	5,500	29,295
AXA SA	5,929	164,869
China Life Insurance Co. Ltd., Class H	64,000	109,879
Dai-ichi Life Holdings, Inc.	6,900	156,570
Direct Line Insurance Group PLC	4,188	11,149
Fairfax Financial Holdings Ltd.	246	145,621
Great-West Lifeco, Inc., Class Common Subscription Receipt	15,356	354,731
Legal & General Group PLC	15,393	46,198
Manulife Financial Corp., Class Common Subscription Receipt	29,739	530,054
Medibank Pvt Ltd.	54,688	109,406
MS&AD Insurance Group Holdings, Inc.	4,400	140,859
Old Mutual Ltd.	29,187	17,943
Phoenix Group Holdings PLC	3,233	23,668
PICC Property & Casualty Co. Ltd., Class H	8,000	7,595
Ping An Insurance Group Co. of China Ltd., Class H	62,000	410,291
Porto Seguro SA	3,608	15,820
Poste Italiane SpA (a)	7,923	77,168
Power Corp. of Canada	6,274	147,479
QBE Insurance Group Ltd.	25,464	231,915
Samsung Fire & Marine Insurance Co. Ltd.*	77	12,179
Samsung Life Insurance Co. Ltd.*	645	36,216
Sanlam Ltd.	25,363	72,623
	Shares/ Principal	Fair Value
INSURANCE - 3.7% (Continued)
Sun Life Financial, Inc.	1,390	$64,476
T&D Holdings, Inc.	2,600	37,479
Tokio Marine Holdings, Inc.	7,300	156,434
Tryg A/S	12,182	289,084
Zurich Insurance Group AG	85	40,635
		4,929,397
INTERACTIVE MEDIA & SERVICES - 2.2%
Autohome, Inc., ADR	1,989	60,863
Baidu, Inc., Class A*	16,338	233,820
JOYY, Inc., ADR	348	10,993
Kakaku.com, Inc.	2,200	35,215
Kakao Corp.	2,067	86,799
Kuaishou Technology*,(a)	12,400	112,880
NAVER Corp.	1,204	169,008
REA Group Ltd.	2,703	203,101
Rightmove PLC	9,331	57,401
Scout24 SE (a)	5,372	269,062
Tencent Holdings Ltd.	41,100	1,758,807
		2,997,949
INTERNET & DIRECT MARKETING RETAIL - 2.0%
Alibaba Group Holding Ltd.*	97,200	1,074,126
JD Health International, Inc.*,(a)	1,550	14,170
JD.com, Inc., Class A	13,350	376,642
Meituan, Class B*,(a)	24,600	550,627
Naspers Ltd., Class N	2,245	372,650
Pinduoduo, Inc., ADR*	803	65,485
Prosus NV*	1,758	120,923
Vipshop Holdings Ltd., ADR*	4,960	67,654
		2,642,277
IT SERVICES - 1.1%
Adyen NV*,(a)	25	34,376
Capgemini SE	2,098	349,186
CGI, Inc.*	2,915	251,087
Cielo SA	53,228	52,827
Fujitsu Ltd.	1,000	133,503
GDS Holdings Ltd., Class A*	3,100	8,142
NEC Corp.	7,300	256,436
NET One Systems Co. Ltd.	500	12,998
Nomura Research Institute Ltd.	3,300	77,907
Obic Co. Ltd.	400	58,843
Otsuka Corp.	1,100	34,639
Reply SpA	100	11,420
Samsung SDS Co. Ltd.*	746	72,565
Shopify, Inc., Class A*	5,121	177,673
		1,531,602
LEISURE PRODUCTS - 0.1%
Sega Sammy Holdings, Inc.	7,800	118,054

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Pharmaron Beijing Co. Ltd., Class H (a)	5,700	$39,546
Samsung Biologics Co. Ltd.*,(a)	93	60,382
Sartorius Stedim Biotech	11	3,551
WuXi AppTec Co. Ltd., Class H (a)	11,400	120,428
Wuxi Biologics Cayman, Inc.*,(a)	29,000	222,378
		446,285
MACHINERY - 1.6%
Aalberts NV	409	15,815
Amada Co. Ltd.	35,100	275,065
ANDRITZ AG	1,787	102,129
Daifuku Co. Ltd.	800	37,470
Daimler Truck Holding AG*	1,562	48,253
DMG Mori Co. Ltd.	3,100	41,233
Ebara Corp.	900	32,195
FANUC Corp.	1,300	195,426
Fluidra SA	799	12,382
Hino Motors Ltd.*	3,600	13,724
IHI Corp.	1,300	37,883
IMI PLC	3,274	50,725
Kone Oyj, Class B	2,042	105,261
Kubota Corp.	5,600	77,117
Mitsubishi Heavy Industries Ltd.	3,200	126,938
Nabtesco Corp.	1,000	25,503
Ningbo Deye Technology Co. Ltd., Class A	400	19,057
NSK Ltd.	6,700	35,596
Shenzhen Inovance Technology Co. Ltd., Class A	5,300	52,987
SMC Corp.	300	126,371
Spirax-Sarco Engineering PLC	548	69,973
Sumitomo Heavy Industries Ltd.	1,100	22,043
Techtronic Industries Co. Ltd.	14,000	156,234
Toyota Industries Corp.	1,800	98,768
Trelleborg AB, Class B	1,322	30,552
VAT Group AG (a)	261	71,315
Volvo AB, Class B	9,813	177,509
Yaskawa Electric Corp.	1,100	35,223
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	15,200	7,186
		2,099,933
MARINE - 0.3%
AP Moller - Maersk A/S, Class A	9	19,852
AP Moller - Maersk A/S, Class B	124	277,974
COSCO SHIPPING Holdings Co. Ltd., Class H	58,550	59,713
Precious Shipping PCL, NVDR	37,300	17,339
SITC International Holdings Co. Ltd.	4,000	8,897
		383,775
MEDIA - 0.3%
MultiChoice Group	1,493	10,288
Nippon Television Holdings, Inc.	3,900	30,799
	Shares/ Principal	Fair Value
MEDIA - 0.3% (Continued)
Publicis Groupe SA	2,526	$160,189
RTL Group SA	2,645	111,334
WPP PLC	13,713	135,295
		447,905
METALS & MINING - 4.4%
Agnico Eagle Mines Ltd.	2,646	137,402
Allkem Ltd.*	7,188	54,790
Aluminum Corp. of China Ltd., Class H	146,000	62,104
Anglo American Platinum Ltd.	982	82,235
Anglo American PLC, ADR	12,447	484,585
Anglo American PLC	6,705	261,398
AngloGold Ashanti Ltd.	5,485	106,131
ArcelorMittal SA	15,038	394,412
B2Gold Corp.	5,484	19,468
Barrick Gold Corp.	4,186	71,705
BHP Group Ltd.	2,965	91,662
BHP Group Ltd., ADR	35,467	1,097,490
Boliden AB	1,144	42,957
CMOC Group Ltd., Class H	51,000	23,524
CSN Mineracao SA	25,133	19,422
Dongkuk Steel Mill Co. Ltd.*	1,506	13,279
Fortescue Metals Group Ltd.	9,237	128,476
Franco-Nevada Corp.	2,840	386,862
Ganfeng Lithium Co. Ltd., Class A	6,000	59,994
Ganfeng Lithium Co. Ltd., Class H (a)	5,600	41,830
Glencore PLC	41,644	276,717
Gold Fields Ltd.	8,302	85,948
Grupo Mexico SAB de CV, Series B	25,451	89,724
Impala Platinum Holdings Ltd.	6,903	86,471
Mineral Resources Ltd.	905	47,380
MMG Ltd.*	40,000	10,250
Nippon Steel Corp.	3,300	57,324
OZ Minerals Ltd.	2,287	43,271
POSCO Holdings, Inc.	655	143,225
Press Metal Aluminium Holdings BHD	102,200	113,220
Rio Tinto Ltd.	732	57,787
Shandong Nanshan Aluminum Co. Ltd., Class A	29,400	13,829
Sibanye Stillwater Ltd.	10,987	28,877
Sims Ltd.	5,303	47,075
South32 Ltd.	38,635	104,801
Teck Resources Ltd., Class B	8,754	330,597
thyssenkrupp AG*	3,546	21,556
Vale SA	18,511	311,617
Wheaton Precious Metals Corp.	5,056	197,396
Zhaojin Mining Industry Co. Ltd., Class H*	15,000	16,682
Zhejiang Huayou Cobalt Co. Ltd., Class A	1,900	15,204
Zijin Mining Group Co. Ltd., Class A	34,900	50,204
Zijin Mining Group Co. Ltd., Class H	88,000	119,288
		5,848,169

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
MULTILINE RETAIL - 0.1%
Woolworths Holdings Ltd./South Africa	22,801	$89,020
MULTI-UTILITIES - 1.4%
A2A SpA	14,391	19,122
AGL Energy Ltd.	15,060	82,418
Algonquin Power & Utilities Corp.	3,940	25,647
Atco Ltd., Class I	17,609	550,773
Canadian Utilities Ltd., Class A	3,360	90,885
Centrica PLC	25,587	29,707
E.ON SE	12,905	128,556
Engie SA	45,663	652,449
National Grid PLC	25,069	300,771
		1,880,328
OIL, GAS & CONSUMABLE FUELS - 5.7%
Aker BP ASA	2,443	75,415
Ampol Ltd.	3,842	73,682
ARC Resources Ltd.	11,558	155,676
BP PLC	191,905	1,096,271
Cameco Corp.	549	12,435
Canadian Natural Resources Ltd.	16,619	922,235
Cenovus Energy, Inc.	6,725	130,385
China Petroleum & Chemical Corp., Class H	144,000	69,556
China Suntien Green Energy Corp. Ltd., Class H	31,000	12,909
Crescent Point Energy Corp.	19,361	138,033
Ecopetrol SA	174,971	87,325
Enbridge, Inc.	498	19,450
Enerplus Corp.	883	15,575
Eni SpA	12,943	183,525
Equinor ASA	8,457	302,017
Imperial Oil Ltd.	9,110	443,415
Inpex Corp.	5,100	53,959
Koninklijke Vopak NV	1,698	50,288
Parex Resources, Inc.	1,344	19,987
PetroChina Co. Ltd., Class H	322,000	147,283
Petronas Dagangan BHD	14,500	75,709
PTT Exploration & Production PCL, NVDR	14,800	75,421
PTT PCL, NVDR	146,900	141,026
Repsol SA	9,762	154,715
Shell PLC	47,894	1,340,048
SK Innovation Co. Ltd.*	616	75,021
S-Oil Corp.	753	49,664
Star Petroleum Refining PCL, NVDR	47,400	14,644
Suncor Energy, Inc.	12,463	395,060
TC Energy Corp.	10,162	404,845
TotalEnergies SE	10,009	626,506
Tourmaline Oil Corp.	2,592	130,695
Ultrapar Participacoes SA	30,797	73,555
Var Energi ASA	4,360	14,873
		7,581,203
	Shares/ Principal	Fair Value
PAPER & FOREST PRODUCTS - 0.0%†
West Fraser Timber Co. Ltd.	529	$38,171
PERSONAL PRODUCTS - 1.4%
Fancl Corp.	800	16,298
Haleon PLC*	16,304	64,200
LG H&H Co. Ltd.*	67	38,255
L'Oreal SA	2,248	800,366
Pola Orbis Holdings, Inc.	6,000	84,581
Shiseido Co. Ltd.	1,600	78,469
Unilever PLC	8,507	425,537
Unilever PLC, ADR	7,661	385,389
		1,893,095
PHARMACEUTICALS - 7.4%
Aspen Pharmacare Holdings Ltd.	3,918	31,392
Astellas Pharma, Inc.	29,300	445,568
AstraZeneca PLC	7,944	1,071,974
Asymchem Laboratories Tianjin Co. Ltd., Class A	386	8,218
Bayer AG	7,903	407,596
CSPC Pharmaceutical Group Ltd.	153,040	160,786
Daiichi Sankyo Co. Ltd.	8,200	264,125
GSK PLC	43,570	753,451
H Lundbeck A/S	2,780	10,393
Hansoh Pharmaceutical Group Co. Ltd. (a)	4,000	7,606
Hisamitsu Pharmaceutical Co., Inc.	500	14,874
Novartis AG	17,032	1,538,808
Novo Nordisk A/S, Class B	11,409	1,535,860
Roche Holding AG (Common share)	273	105,753
Roche Holding AG (Common share, participation certificates)	3,483	1,093,614
Sanofi	13,388	1,283,665
Santen Pharmaceutical Co. Ltd.	9,300	75,700
Sawai Group Holdings Co. Ltd.	400	12,505
Sino Biopharmaceutical Ltd.	84,000	49,184
Takeda Pharmaceutical Co. Ltd.	29,200	909,782
Teva Pharmaceutical Industries Ltd.*	4,036	37,735
UCB SA	803	63,041
		9,881,630
PROFESSIONAL SERVICES - 1.8%
Experian PLC	9,417	318,648
Intertek Group PLC	7,494	363,646
Nihon M&A Center Holdings, Inc.	3,200	39,507
Randstad NV	386	23,465
Recruit Holdings Co. Ltd.	14,300	452,697
RELX PLC	20,949	576,566
Teleperformance	483	114,798
Wolters Kluwer NV	5,343	557,459
		2,446,786
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2%
China Overseas Land & Investment Ltd.	25,000	65,984
China Resources Land Ltd.	12,000	54,965

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2% (Continued)
CK Asset Holdings Ltd.	17,000	$104,658
Country Garden Holdings Co. Ltd.	32,000	10,947
Country Garden Services Holdings Co. Ltd.	11,000	27,398
Daiwa House Industry Co. Ltd.	1,700	39,155
FirstService Corp.	1,473	180,256
Hysan Development Co. Ltd.	9,000	29,174
KE Holdings, Inc., ADR*	4,032	56,287
Kerry Properties Ltd.	56,000	121,974
Longfor Group Holdings Ltd. (a)	2,500	7,784
Mitsubishi Estate Co. Ltd.	5,600	72,618
Mitsui Fudosan Co. Ltd.	10,200	186,846
New World Development Co. Ltd.	40,000	112,749
Poly Property Services Co. Ltd., Class H	3,000	17,700
PSP Swiss Property AG	311	36,472
Relo Group, Inc.	1,500	24,146
Seazen Group Ltd.*	20,000	7,406
Sino Land Co. Ltd.	14,000	17,507
SM Prime Holdings, Inc.	21,800	13,887
Sun Hung Kai Properties Ltd.	9,500	129,994
Sunac China Holdings Ltd.*	35,000	7,134
Swire Properties Ltd.	102,200	259,790
Tricon Residential, Inc.	1,654	12,744
Wharf Holdings Ltd. (The)	5,000	14,702
Wharf Real Estate Investment Co. Ltd.	7,000	40,807
		1,653,084
ROAD & RAIL - 1.0%
ALD SA (a)	967	11,105
Canadian National Railway Co.	5,487	651,337
Canadian Pacific Railway Ltd.	3,228	240,501
Central Japan Railway Co.	2,400	294,759
East Japan Railway Co.	800	45,595
Localiza Rent a Car SA	8,415	84,791
		1,328,088
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
Advantest Corp.	1,000	64,269
ams-OSRAM AG*	5,935	43,300
ASML Holding NV	2,399	1,289,896
ASMPT Ltd.	4,500	32,085
Daqo New Energy Corp., ADR*	586	22,625
Inari Amertron BHD	82,400	48,823
Infineon Technologies AG	9,857	299,080
LONGi Green Energy Technology Co. Ltd., Class A	22,300	135,564
NAURA Technology Group Co. Ltd., Class A	2,400	77,782
SCREEN Holdings Co. Ltd.	300	19,235
SG Micro Corp., Class A	950	23,587
	Shares/ Principal	Fair Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0% (Continued)
Shenzhen SC New Energy Technology Corp.	1,000	$16,402
SK Hynix, Inc.	3,865	229,241
StarPower Semiconductor Ltd., Class A	400	18,948
STMicroelectronics NV	1,737	61,167
Tokyo Electron Ltd.	600	176,801
Tower Semiconductor Ltd.*	1,206	52,430
Xinyi Solar Holdings Ltd.	12,000	13,284
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	6,000	45,399
		2,669,918
SOFTWARE - 1.5%
Dassault Systemes SE	7,873	281,440
Kingdee International Software Group Co. Ltd.*	25,000	53,620
Nemetschek SE	1,520	77,364
Nice Ltd.*	282	54,346
Oracle Corp. Japan	200	12,915
Sangfor Technologies, Inc., Class A	5,100	82,570
SAP SE	11,599	1,193,215
Temenos AG	1,375	75,408
TOTVS SA	4,800	25,110
Trend Micro, Inc./Japan	2,200	102,376
WiseTech Global Ltd.	1,713	58,955
		2,017,319
SPECIALTY RETAIL - 0.6%
Fast Retailing Co. Ltd.	700	427,231
Foschini Group Ltd. (The)	1,691	10,038
Hikari Tsushin, Inc.	300	42,336
Industria de Diseno Textil SA	3,002	79,616
Pepkor Holdings Ltd. (a)	15,484	18,200
Shimamura Co. Ltd.	200	19,857
Via S/A*	13,381	6,083
Yamada Holdings Co. Ltd.	61,800	218,732
		822,093
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.5%
FUJIFILM Holdings Corp.	5,200	261,094
Lenovo Group Ltd.	120,000	98,553
Ricoh Co. Ltd.	5,200	39,686
Samsung Electronics Co. Ltd.	33,658	1,471,955
Xiaomi Corp., Class B*,(a)	88,400	123,908
		1,995,196
TEXTILES, APPAREL & LUXURY GOODS - 2.4%
adidas AG	1,521	206,904
ANTA Sports Products Ltd.	9,800	128,449
Cie Financiere Richemont SA, Class A	2,240	290,290
Hermes International	438	675,473

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
TEXTILES, APPAREL & LUXURY GOODS - 2.4% (Continued)
Kering SA	235	$119,257
Li Ning Co. Ltd.	17,500	151,907
LVMH Moet Hennessy Louis Vuitton SE	1,638	1,188,571
Moncler SpA	650	34,339
PRADA SpA	2,200	12,431
Shenzhou International Group Holdings Ltd.	1,300	14,624
Swatch Group AG (The)	1,014	288,242
Xtep International Holdings Ltd.	22,000	24,495
		3,134,982
TOBACCO - 1.0%
British American Tobacco PLC	24,639	972,579
Imperial Brands PLC	6,070	151,216
Japan Tobacco, Inc.	9,600	193,608
		1,317,403
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Ashtead Group PLC	3,218	182,708
IMCD NV	865	122,920
ITOCHU Corp.	19,500	612,733
Mitsubishi Corp.	20,800	675,178
Mitsui & Co. Ltd.	13,300	388,381
MonotaRO Co. Ltd.	1,500	21,111
Rexel SA*	4,652	91,552
Sumitomo Corp.	22,900	381,131
		2,475,714
TRANSPORTATION INFRASTRUCTURE - 0.1%
Flughafen Zurich AG*	120	18,560
Fraport AG Frankfurt Airport Services Worldwide*	598	24,284
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	1,800	13,839
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,161	30,984
Kamigumi Co. Ltd.	1,100	22,401
Transurban Group	1,451	12,772
		122,840
WATER UTILITIES - 0.0%†
Cia de Saneamento de Minas Gerais-COPASA	6,708	19,934
WIRELESS TELECOMMUNICATION SERVICES - 1.3%
1&1 AG	503	6,227
Advanced Info Service PCL, NVDR	2,500	14,076
Freenet AG	3,892	84,819
KDDI Corp.	25,100	757,499
MTN Group Ltd.	10,247	76,664
SK Telecom Co. Ltd.	2,043	76,582
SoftBank Corp.	16,900	190,589
SoftBank Group Corp.	7,100	303,705
Tele2 AB, Class B	18,885	154,241
	Shares/ Principal	Fair Value
WIRELESS TELECOMMUNICATION SERVICES - 1.3% (Continued)
Vodacom Group Ltd.	2,599	$18,742
Vodafone Group PLC	29,489	29,882
		1,713,026
TOTAL COMMON STOCKS (Cost - $116,859,993)		117,283,959
EXCHANGE TRADED FUNDS - 9.0%
EQUITY FUNDS - 9.0%
iShares MSCI India ETF*	124,277	5,187,322
iShares MSCI Saudi Arabia ETF	42,375	1,598,385
iShares MSCI Taiwan ETF	128,743	5,170,319
TOTAL EXCHANGE TRADED FUNDS (Cost - $11,061,011)		11,956,026
PREFERRED STOCKS - 0.8%
AIRLINES - 0.1%
Azul SA*	20,517	42,784
Gol Linhas Aereas Inteligentes SA*	9,948	13,830
		56,614
AUTOMOBILES - 0.3%
Volkswagen AG	3,157	392,255
BANKS - 0.3%
Banco Bradesco SA	72,731	208,698
Bancolombia SA	1,950	13,493
Itau Unibanco Holding SA	41,705	197,476
		419,667
CHEMICALS - 0.0%†
FUCHS PETROLUB SE	276	9,644
METALS & MINING - 0.0%†
Gerdau SA	3,563	19,820
Usinas Siderurgicas de Minas Gerais SA Usiminas	17,187	23,308
		43,128
OIL, GAS & CONSUMABLE FUELS - 0.0%†
Petroleo Brasileiro SA	7,890	36,612
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.1%
Samsung Electronics Co. Ltd.	3,956	157,990
TOTAL PREFERRED STOCKS (Cost - $1,443,338)		1,115,910
RIGHTS - 0.0%†
Localiza Rent a Car SA, expires 1/31/23* (Cost - $0)	37	75
WARRANTS - 0.0%†
TMBThanachart Bank PCL, expires 5/10/25* (Cost - $0)	4,884	71

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
SHORT-TERM INVESTMENTS - 1.4%
MONEY MARKET FUNDS - 1.4%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (b) (Cost - $1,893,664)	1,893,664	$1,893,664
TOTAL INVESTMENTS - 99.2% (Cost - $131,258,005)		$132,249,705
OTHER ASSETS LESS LIABILITIES - NET 0.8%		1,063,246
TOTAL NET ASSETS - 100.0%		$133,312,951

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2022, these securities amounted to $2,398,803 or 1.8% of net assets.

(b)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CVA - Certificate Van Aandelen (Bearer)

NVDR - Non-Voting Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
MSCI EAFE Future	Goldman Sachs & Co.	14	3/17/2023	$1,364,580	$(38,245)
MSCI Emerging Market Index Future	Goldman Sachs & Co.	12	3/17/2023	575,640	(10,958)
S&P/TSX 60 Index Future	Goldman Sachs & Co.	1	3/16/2023	172,685	(5,816)
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(55,019)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio outperformed its reference benchmark, the Russell Midcap® Growth Index. The Portfolio posted a return of -26.44% compared to a benchmark return of -26.72%, a difference of 28 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio outperformance was driven by strength in the second and fourth quarters. Sentiment-based measures were the greatest drivers of performance, consistently contributing to performance throughout the year. Specifically, measures designed to capture Sentiment from bond markets, as well as trending measures that evaluated news data and management Sentiment through conference call text, both helped to correctly position the Portfolio amid the changeable market backdrop. Fundamental Value insights also performed well. Specifically, insights evaluating company earnings yield, sales, and other financial statement metrics were strong contributors, particularly in the first and fourth quarters. Defensive Quality measures also performed well, particularly those related to stability, balance sheet quality, and internal financing ability, which BlackRock's investment team believes was due to the market's focus on corporate financial health.

Nontraditional fundamental insights generally detracted during the year, particularly those related to environmental, social, and governance ("ESG") and human capital, which evaluates employee benefits and corporate culture. Also detracting in 2022 were measures that relate to informed investor positioning and the avoidance of highly shorted stocks, both of which struggled amidst the market volatility.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in consumer discretionary and health care companies and maintains slight underweights in materials and industrials stocks at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	November 1, 2017	-26.44%	8.10%	8.55%	0.65%	0.65%
Class II	November 1, 2017	-26.58%	7.84%	8.30%	0.90%	0.90%
Russell Midcap® Growth Index^		-26.72%	7.64%	8.26%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell Midcap® Growth Index (Total Return) is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	98.8%
Short-Term Investments	1.5%
Rights	0.0%^
Warrants	0.0%^
Other Assets less Liabilities - Net	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

Derivative exposure is included in "Other Assets less Liabilities - Net"

^  Represents less than 0.05%.

5435687.2

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.8%
AEROSPACE & DEFENSE - 1.3%
Axon Enterprise, Inc.*	1,852	$307,302
HEICO Corp.	10,383	1,595,244
HEICO Corp., Class A	6,943	832,119
Textron, Inc.	1,999	141,529
TransDigm Group, Inc.	290	182,599
		3,058,793
AIR FREIGHT & LOGISTICS - 0.0%†
GXO Logistics, Inc.*	2,396	102,285
AIRLINES - 0.2%
Delta Air Lines, Inc.*	13,976	459,251
AUTO COMPONENTS - 0.6%
Aptiv PLC*	9,641	897,866
BorgWarner, Inc.	1,186	47,737
Lear Corp.	3,652	452,921
		1,398,524
BANKS - 0.4%
Mid Penn Bancorp., Inc.	1	30
SVB Financial Group*	3,957	910,664
		910,694
BEVERAGES - 0.9%
Brown-Forman Corp., Class B	11,581	760,640
PepsiCo, Inc.	7,777	1,404,993
		2,165,633
BIOTECHNOLOGY - 4.1%
Alnylam Pharmaceuticals, Inc.*	7,196	1,710,129
Blueprint Medicines Corp.*	2,842	124,508
Exact Sciences Corp.*	11,853	586,842
Exelixis, Inc.*	41,972	673,231
Horizon Therapeutics PLC*	14,702	1,673,087
Incyte Corp.*	5,971	479,591
Ionis Pharmaceuticals, Inc.*	7,257	274,097
Natera, Inc.*	4,589	184,340
Neurocrine Biosciences, Inc.*	9,631	1,150,327
Novavax, Inc.*	11,030	113,388
Sarepta Therapeutics, Inc.*	4,138	536,202
Seagen, Inc.*	12,437	1,598,279
Ultragenyx Pharmaceutical, Inc.*	13,103	607,062
Verve Therapeutics, Inc.*	568	10,991
		9,722,074
BUILDING PRODUCTS - 2.0%
Advanced Drainage Systems, Inc.	2,304	188,859
Allegion PLC	11,163	1,175,017
Carlisle Cos., Inc.	3,289	775,053
Masterbrand, Inc.*	15,366	116,013
Trane Technologies PLC	13,956	2,345,864
Trex Co., Inc.*	2,648	112,090
		4,712,896
	Shares/ Principal	Fair Value
CAPITAL MARKETS - 2.5%
Carlyle Group, Inc. (The)	6,173	$184,202
Cboe Global Markets, Inc.	3,406	427,351
FactSet Research Systems, Inc.	1,386	556,077
LPL Financial Holdings, Inc.	7,522	1,626,031
MarketAxess Holdings, Inc.	1,865	520,130
Morningstar, Inc.	161	34,871
MSCI, Inc.	3,319	1,543,899
Raymond James Financial, Inc.	4,147	443,107
Tradeweb Markets, Inc., Class A	9,484	615,796
		5,951,464
CHEMICALS - 2.1%
Albemarle Corp.	4,607	999,074
Amyris, Inc.*	11,231	17,184
CF Industries Holdings, Inc.	11,337	965,912
Corteva, Inc.	1,366	80,294
Ecolab, Inc.	5,270	767,101
FMC Corp.	7,444	929,011
Ginkgo Bioworks Holdings, Inc.*	18,390	31,079
Mosaic Co. (The)	6,716	294,631
Valvoline, Inc.	29,297	956,547
		5,040,833
COMMERCIAL SERVICES & SUPPLIES - 2.6%
Cintas Corp.	7,765	3,506,829
Copart, Inc.*	1,430	87,073
Republic Services, Inc.	4,250	548,208
Rollins, Inc.	14,618	534,142
Tetra Tech, Inc.	9,218	1,338,361
		6,014,613
COMMUNICATIONS EQUIPMENT - 0.3%
Arista Networks, Inc.*	5,220	633,447
Juniper Networks, Inc.	4,456	142,414
		775,861
CONSTRUCTION & ENGINEERING - 0.8%
AECOM	19,548	1,660,212
Valmont Industries, Inc.	448	148,140
		1,808,352
CONSTRUCTION MATERIALS - 0.4%
Vulcan Materials Co.	4,645	813,386
CONSUMER FINANCE - 1.3%
Ally Financial, Inc.	2,076	50,758
American Express Co.	16,108	2,379,957
Discover Financial Services	3,061	299,458
Synchrony Financial	7,190	236,263
		2,966,436

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
CONTAINERS & PACKAGING - 0.6%
Avery Dennison Corp.	2,628	$475,668
Crown Holdings, Inc.	7,552	620,850
Graphic Packaging Holding Co.	17,510	389,597
		1,486,115
DISTRIBUTORS - 0.6%
Genuine Parts Co.	3,745	649,795
Pool Corp.	2,160	653,033
		1,302,828
DIVERSIFIED CONSUMER SERVICES - 0.2%
H&R Block, Inc.	15,296	558,457
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Apollo Global Management, Inc.	3,980	253,884
Voya Financial, Inc.	4,164	256,045
		509,929
ELECTRICAL EQUIPMENT - 0.8%
Generac Holdings, Inc.*	2,144	215,815
Rockwell Automation, Inc.	6,440	1,658,751
		1,874,566
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.7%
Arrow Electronics, Inc.*	399	41,724
CDW Corp.	12,061	2,153,853
Flex Ltd.*	80,783	1,733,603
Jabil, Inc.	19,855	1,354,111
Keysight Technologies, Inc.*	6,584	1,126,325
		6,409,616
ENERGY EQUIPMENT & SERVICES - 0.8%
Halliburton Co.	48,299	1,900,566
Parker Drilling Co.*	2	14
Patterson-UTI Energy, Inc.	1,569	26,422
		1,927,002
ENTERTAINMENT - 1.8%
Live Nation Entertainment, Inc.*	9,547	665,808
ROBLOX Corp., Class A*	26,106	742,977
Roku, Inc.*	5,510	224,257
Spotify Technology SA*	15,470	1,221,356
Take-Two Interactive Software, Inc.*	6,773	705,272
Warner Bros Discovery, Inc.*	60,379	572,393
		4,132,063
EQUITY REAL ESTATE INVESTMENT - 2.1%
Equity LifeStyle Properties, Inc.	6,999	452,135
Equity Residential	1,355	79,945
Essex Property Trust, Inc.	529	112,106
Lamar Advertising Co., Class A	6,159	581,410
SBA Communications Corp.	4,779	1,339,601
Simon Property Group, Inc.	19,727	2,317,528
		4,882,725
	Shares/ Principal	Fair Value
FOOD & STAPLES RETAILING - 0.1%
BJ's Wholesale Club Holdings, Inc.*	1,528	$101,092
Performance Food Group Co.*	3,164	184,746
		285,838
FOOD PRODUCTS - 1.9%
Hershey Co. (The)	17,158	3,973,278
Kellogg Co.	5,442	387,688
Tyson Foods, Inc., Class A	2,609	162,410
		4,523,376
HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
Align Technology, Inc.*	4,016	846,974
Becton Dickinson and Co.	4,705	1,196,481
Dexcom, Inc.*	27,032	3,061,104
IDEXX Laboratories, Inc.*	7,640	3,116,814
Insulet Corp.*	4,168	1,227,018
Masimo Corp.*	663	98,091
Novocure Ltd.*	957	70,196
ResMed, Inc.	3,400	707,642
Tandem Diabetes Care, Inc.*	4,487	201,691
		10,526,011
HEALTH CARE PROVIDERS & SERVICES - 2.1%
AmerisourceBergen Corp.	17,275	2,862,640
Cigna Corp.	4,508	1,493,681
Guardant Health, Inc.*	4,186	113,859
Molina Healthcare, Inc.*	1,273	420,370
		4,890,550
HEALTH CARE TECHNOLOGY - 1.3%
Teladoc Health, Inc.*	27,394	647,868
Veeva Systems, Inc., Class A*	14,970	2,415,859
		3,063,727
HOTELS, RESTAURANTS & LEISURE - 4.7%
Boyd Gaming Corp.	1,821	99,299
Caesars Entertainment, Inc.*	19,682	818,771
Chipotle Mexican Grill, Inc.*	1,284	1,781,537
Choice Hotels International, Inc.	3,613	406,968
Darden Restaurants, Inc.	8,783	1,214,952
Domino's Pizza, Inc.	2,493	863,575
DraftKings, Inc., Class A*	31,896	363,296
Expedia Group, Inc.*	8,594	752,835
Hilton Grand Vacations, Inc.*	1,431	55,151
Hilton Worldwide Holdings, Inc.	13,200	1,667,952
Norwegian Cruise Line Holdings Ltd.*	4,846	59,315
Travel + Leisure Co.	53,675	1,953,770
Wyndham Hotels & Resorts, Inc.	7,903	563,563
Yum! Brands, Inc.	4,090	523,847
		11,124,831

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
HOUSEHOLD DURABLES - 1.4%
NVR, Inc.*	207	$954,804
PulteGroup, Inc.	7,835	356,727
Toll Brothers, Inc.	10,805	539,386
TopBuild Corp.*	7,186	1,124,537
Whirlpool Corp.	2,195	310,505
		3,285,959
HOUSEHOLD PRODUCTS - 0.1%
Church & Dwight Co., Inc.	1,447	116,643
Colgate-Palmolive Co.	2,783	219,272
		335,915
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.4%
Vistra Corp.	42,567	987,554
INSURANCE - 0.7%
American Financial Group, Inc./OH	176	24,161
Arthur J Gallagher & Co.	440	82,957
Everest Re Group Ltd.	2,071	686,060
Marsh & McLennan Cos., Inc.	4,645	768,655
MetLife, Inc.	1,280	92,634
		1,654,467
INTERACTIVE MEDIA & SERVICES - 0.7%
Match Group, Inc.*	23,222	963,481
Snap, Inc., Class A*	19,564	175,098
ZoomInfo Technologies, Inc.*	12,765	384,354
		1,522,933
INTERNET & DIRECT MARKETING RETAIL - 1.4%
Amazon.com, Inc.*	771	64,764
Coupang, Inc.*	3,367	49,529
DoorDash, Inc., Class A*	12,145	592,919
eBay, Inc.	29,667	1,230,290
Etsy, Inc.*	10,445	1,251,102
MercadoLibre, Inc.*	34	28,772
Wayfair, Inc., Class A*	1,411	46,408
		3,263,784
IT SERVICES - 5.6%
Broadridge Financial Solutions, Inc.	8,303	1,113,681
Cloudflare, Inc., Class A*	16,416	742,167
Cognizant Technology Solutions Corp., Class A	6,579	376,253
EPAM Systems, Inc.*	3,396	1,113,005
FleetCor Technologies, Inc.*	3,884	713,413
Gartner, Inc.*	8,806	2,960,049
Globant SA*	1,798	302,352
MongoDB, Inc.*	4,879	960,382
Okta, Inc.*	4,848	331,264
Paychex, Inc.	24,455	2,826,020
PayPal Holdings, Inc.*	8,770	624,599
	Shares/ Principal	Fair Value
IT SERVICES - 5.6% (Continued)
Shift4 Payments, Inc., Class A*	2,158	$120,697
StoneCo Ltd., Class A*	8,347	78,796
Twilio, Inc., Class A*	11,639	569,846
Wix.com Ltd.*	3,607	277,126
		13,109,650
LEISURE PRODUCTS - 0.1%
Mattel, Inc.*	13,295	237,183
LIFE SCIENCES TOOLS & SERVICES - 6.2%
Adaptive Biotechnologies Corp.*	18,396	140,545
Agilent Technologies, Inc.	28,845	4,316,654
Avantor, Inc.*	26,638	561,795
Bruker Corp.	8,570	585,760
Charles River Laboratories International, Inc.*	732	159,503
Danaher Corp.	2,100	557,382
IQVIA Holdings, Inc.*	10,375	2,125,734
Mettler-Toledo International, Inc.*	1,754	2,535,319
PerkinElmer, Inc.	610	85,534
Repligen Corp.*	1,353	229,076
Syneos Health, Inc.*	6,410	235,119
Waters Corp.*	4,521	1,548,804
West Pharmaceutical Services, Inc.	7,022	1,652,628
		14,733,853
MACHINERY - 2.7%
Allison Transmission Holdings, Inc.	16,511	686,858
Deere & Co.	915	392,315
Donaldson Co., Inc.	10,429	613,955
Graco, Inc.	19,823	1,333,295
Otis Worldwide Corp.	918	71,889
Snap-on, Inc.	790	180,507
Timken Co. (The)	11,669	824,648
Xylem, Inc.	20,547	2,271,882
		6,375,349
MEDIA - 1.1%
Fox Corp., Class A	44,446	1,349,825
Liberty Broadband Corp., Class C*	569	43,398
Liberty Media Corp.-Liberty SiriusXM, Class A*	668	26,259
Trade Desk, Inc. (The), Class A*	26,922	1,206,913
		2,626,395
METALS & MINING - 0.0%†
Commercial Metals Co.	528	25,502
MULTILINE RETAIL - 0.1%
Dollar Tree, Inc.*	489	69,164
Nordstrom, Inc.	2,853	46,048
		115,212
MULTI-UTILITIES - 0.0%†
DTE Energy Co.	416	48,893

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
OIL, GAS & CONSUMABLE FUELS - 3.9%
Cheniere Energy, Inc.	2,893	$433,834
Devon Energy Corp.	28,362	1,744,547
Diamondback Energy, Inc.	6,372	871,562
EOG Resources, Inc.	588	76,158
Hess Corp.	7,399	1,049,326
Marathon Petroleum Corp.	7,686	894,574
Ovintiv, Inc.	24,021	1,218,105
PDC Energy, Inc.	1,569	99,600
Range Resources Corp.	18,026	451,010
Targa Resources Corp.	24,159	1,775,686
Texas Pacific Land Corp.	255	597,779
		9,212,181
PERSONAL PRODUCTS - 0.0%†
Olaplex Holdings, Inc.*	8,837	46,041
PHARMACEUTICALS - 0.1%
Catalent, Inc.*	2,689	121,032
PROFESSIONAL SERVICES - 1.1%
Booz Allen Hamilton Holding Corp.	11,871	1,240,757
CoStar Group, Inc.*	4,311	333,154
KBR, Inc.	13,110	692,208
TransUnion	4,627	262,582
Verisk Analytics, Inc.	774	136,549
		2,665,250
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Zillow Group, Inc., Class A*	4,686	146,250
ROAD & RAIL - 0.9%
JB Hunt Transport Services, Inc.	5,877	1,024,714
Landstar System, Inc.	3,452	562,331
Lyft, Inc., Class A*	30,668	337,961
Old Dominion Freight Line, Inc.	185	52,499
RXO, Inc.*	1,977	34,005
Uber Technologies, Inc.*	7,719	190,891
		2,202,401
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
Allegro MicroSystems, Inc.*	2,667	80,063
Analog Devices, Inc.	9,192	1,507,764
Enphase Energy, Inc.*	10,699	2,834,807
Entegris, Inc.	2,928	192,048
Intel Corp.	8,934	236,126
Lam Research Corp.	411	172,743
Lattice Semiconductor Corp.*	19,211	1,246,410
MaxLinear, Inc.*	1,031	35,003
Microchip Technology, Inc.	20,169	1,416,872
Monolithic Power Systems, Inc.	3,938	1,392,516
ON Semiconductor Corp.*	4,971	310,041
Teradyne, Inc.	11,715	1,023,305
		10,447,698
	Shares/ Principal	Fair Value
SOFTWARE - 13.0%
Alteryx, Inc., Class A*	10,076	$510,551
ANSYS, Inc.*	5,726	1,383,344
Bill.com Holdings, Inc.*	1,353	147,423
Cadence Design Systems, Inc.*	23,493	3,773,916
Ceridian HCM Holding, Inc.*	6,839	438,722
Confluent, Inc., Class A*	7,362	163,731
Coupa Software, Inc.*	2,253	178,370
Crowdstrike Holdings, Inc., Class A*	15,848	1,668,636
Datadog, Inc., Class A*	15,726	1,155,861
DocuSign, Inc.*	21,375	1,184,603
Dropbox, Inc., Class A*	3,381	75,667
Dynatrace, Inc.*	23,958	917,591
Elastic NV*	4,832	248,848
Fair Isaac Corp.*	1,103	660,234
Five9, Inc.*	3,091	209,755
Fortinet, Inc.*	50,805	2,483,856
HubSpot, Inc.*	5,354	1,548,002
Jamf Holding Corp.*	2,489	53,016
Manhattan Associates, Inc.*	8,865	1,076,211
New Relic, Inc.*	4,831	272,710
Nutanix, Inc., Class A*	9,117	237,498
Palantir Technologies, Inc., Class A*	115,555	741,863
Paycom Software, Inc.*	5,992	1,859,378
Paylocity Holding Corp.*	6,074	1,179,935
PTC, Inc.*	6,398	768,016
Rapid7, Inc.*	4,527	153,827
RingCentral, Inc., Class A*	17,428	616,951
Salesforce, Inc.*	2,480	328,823
SentinelOne, Inc., Class A*	3,280	47,855
ServiceNow, Inc.*	673	261,306
Smartsheet, Inc., Class A*	5,895	232,027
Splunk, Inc.*	12,036	1,036,179
Synopsys, Inc.*	9,662	3,084,980
Teradata Corp.*	10,163	342,087
Unity Software, Inc.*	5,391	154,129
Workday, Inc., Class A*	1,037	173,521
Zoom Video Communications, Inc., Class A*	3,472	235,193
Zscaler, Inc.*	9,052	1,012,919
		30,617,534
SPECIALTY RETAIL - 4.7%
Advance Auto Parts, Inc.	813	119,536
AutoNation, Inc.*	370	39,701
AutoZone, Inc.*	1,535	3,785,586
Best Buy Co., Inc.	12,421	996,289
Carvana Co.*	8,041	38,114
Five Below, Inc.*	183	32,367
Floor & Decor Holdings, Inc., Class A*	800	55,704
Home Depot, Inc. (The)	384	121,290
Lowe's Cos., Inc.	1,275	254,031
O'Reilly Automotive, Inc.*	538	454,088

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
SPECIALTY RETAIL - 4.7% (Continued)
Ross Stores, Inc.	2,960	$343,567
Tractor Supply Co.	8,606	1,936,092
Ulta Beauty, Inc.*	5,366	2,517,030
Williams-Sonoma, Inc.	3,818	438,765
		11,132,160
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.5%
Dell Technologies, Inc., Class C	9,088	365,519
Hewlett Packard Enterprise Co.	16,947	270,474
HP, Inc.	51,866	1,393,640
NetApp, Inc.	13,549	813,753
Pure Storage, Inc., Class A*	26,932	720,700
		3,564,086
TEXTILES, APPAREL & LUXURY GOODS - 2.0%
Deckers Outdoor Corp.*	3,482	1,389,875
Lululemon Athletica, Inc.*	10,270	3,290,302
Tapestry, Inc.	3,384	128,863
		4,809,040
TRADING COMPANIES & DISTRIBUTORS - 2.7%
SiteOne Landscape Supply, Inc.*	6,800	797,776
United Rentals, Inc.*	3,783	1,344,554
WESCO International, Inc.*	6,609	827,447
WW Grainger, Inc.	6,127	3,408,143
		6,377,920
TOTAL COMMON STOCKS (Cost - $228,667,872)		233,062,971
	Shares/ Principal	Fair Value
RIGHTS - 0.0%†
ABIOMED, Inc.*	1,883	$1,921
Achillion Pharmaceuticals, Inc., CVR*	1,183	544
Prevail Therapeutics, CVR*	107	53
TOTAL RIGHTS (Cost - $0)		2,518
WARRANTS - 0.0%†
Chord Energy Corp., expires 12/31/25*	24	1,512
Parker Drilling Co., expires 9/16/24*	20	1
Valaris Ltd., expires 12/31/28*	61	726
TOTAL WARRANTS (Cost - $744)		2,239
SHORT-TERM INVESTMENTS - 1.5%
MONEY MARKET FUNDS - 1.5%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (a) (Cost - $3,587,935)	3,587,935	3,587,935
TOTAL INVESTMENTS - 100.3% (Cost - $232,256,551)		$236,655,663
OTHER ASSETS LESS LIABILITIES - NET (0.3)%		(663,596)
TOTAL NET ASSETS - 100.0%		$235,992,067

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

CVR - Contingent Value Rights

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	17	3/17/2023	$3,281,850	$(71,275)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio underperformed its reference benchmark, the Russell 1000® Value Index. The Portfolio posted a return of -8.37% compared to a benchmark return of -7.54%, a difference of -83 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

BlackRock's Scientific Active Equity ("SAE") process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value ("Value"), earnings quality ("Quality"), market sentiment ("Sentiment"), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company's value from changes in analysts' forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Portfolio underperformance during 2022 was driven by weakness in the first quarter. Fundamental insights struggled in the first half of the year, driven by environmental, social, and governance ("ESG") and growth-related measures that only partially recovered in the second half of 2022. Within Fundamental insights, Quality measures with a growth tilt led underperformance in the first half amid the market selloff, with the largest detractors being measures of company culture, founder involvement, and company benefits. ESG-related measures also struggled in the first half of the year, particularly environmental-related insights such as those that evaluate green patents and emissions levels, as energy related firms outperformed their lower emissions counterparts. On the positive side, Fundamental Value insights, namely insights evaluating company earnings yield, sales, and other financial statement metrics, were strong contributors, particularly in the first and fourth quarters. Defensive Quality measures also performed well, particularly those related to stability, balance sheet quality, and internal financing ability, which BlackRock's investment team believes was due to the market's focus on corporate financial health. Macro thematic stock selection insights detracted from performance, specifically those designed to track news Sentiment in the energy sector, which was negative for much of the year. Sentiment-based measures provided ballast throughout the year. Specifically, informed investor Sentiment insights as well as measures designed to capture Sentiment from bond markets contributed, as did those measures evaluating credit default swap data amidst the increase in market focus on corporate financial health.

How was the Portfolio positioned at period end?

From a sector positioning perspective, the Portfolio remained largely sector neutral at the end of the period. The Portfolio had slight overweight positions in the information technology and health care sectors and slight underweights in communication services and utilities stocks at the end of the year. The SAE team seeks to maintain a style neutral approach, so the Portfolio did not have any outsized active exposures to any particular style or factor.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	November 1, 2017	-8.37%	6.85%	7.52%	0.55%	0.55%
Class II	November 1, 2017	-8.62%	6.58%	7.28%	0.80%	0.80%
Russell 1000® Value Index^		-7.54%	6.67%	7.31%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Russell 1000® Value Index (Total Return) measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.7%
Short-Term Investments	1.3%
Other Assets less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

Derivative exposure is included in "Other Assets less Liabilities - Net"

^  Represents less than 0.05%.

5435687.2

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
COMMON STOCKS - 98.7%
AEROSPACE & DEFENSE - 2.8%
Boeing Co. (The)*	206	$39,241
Curtiss-Wright Corp.	2,897	483,770
General Dynamics Corp.	7,217	1,790,610
HEICO Corp.	2,906	446,478
Lockheed Martin Corp.	3,779	1,838,445
Northrop Grumman Corp.	2,012	1,097,767
Textron, Inc.	9,461	669,839
		6,366,150
AIR FREIGHT & LOGISTICS - 0.2%
United Parcel Service, Inc., Class B	2,251	391,314
AIRLINES - 0.2%
JetBlue Airways Corp.*	21,854	141,614
Southwest Airlines Co.*	9,588	322,828
United Airlines Holdings, Inc.*	1,464	55,193
		519,635
AUTO COMPONENTS - 0.7%
Aptiv PLC*	2,081	193,803
BorgWarner, Inc.	11,367	457,522
Goodyear Tire & Rubber Co. (The)*	14,055	142,658
Lear Corp.	5,689	705,550
		1,499,533
AUTOMOBILES - 0.2%
General Motors Co.	15,604	524,919
BANKS - 6.2%
Bank of America Corp.	82,337	2,727,001
Citigroup, Inc.	49,414	2,234,995
East West Bancorp, Inc.	501	33,016
Huntington Bancshares, Inc.	38,933	548,955
JPMorgan Chase & Co.	20,125	2,698,763
KeyCorp	17,897	311,766
Pinnacle Financial Partners, Inc.	1,153	84,630
PNC Financial Services Group, Inc. (The)	2,959	467,345
Regions Financial Corp.	33,806	728,857
SVB Financial Group*	497	114,380
Truist Financial Corp.	3,113	133,952
US Bancorp	34,200	1,491,462
Wells Fargo & Co.	58,501	2,415,506
		13,990,628
BEVERAGES - 1.4%
Brown-Forman Corp., Class B	4,253	279,337
Coca-Cola Europacific Partners PLC	7,549	417,611
PepsiCo, Inc.	13,423	2,424,999
		3,121,947
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 1.9%
Amgen, Inc.	2,970	$780,041
Biogen, Inc.*	1,480	409,841
BioMarin Pharmaceutical, Inc.*	4,077	421,929
Blueprint Medicines Corp.*	1,385	60,677
Exact Sciences Corp.*	7,957	393,951
Exelixis, Inc.*	4,384	70,319
Gilead Sciences, Inc.	14,636	1,256,501
Moderna, Inc.*	1,626	292,062
Regeneron Pharmaceuticals, Inc.*	243	175,322
Seagen, Inc.*	1,386	178,115
Ultragenyx Pharmaceutical, Inc.*	3,016	139,731
		4,178,489
BUILDING PRODUCTS - 0.7%
Allegion PLC	821	86,419
Builders FirstSource, Inc.*	3,557	230,778
Johnson Controls International PLC	9,225	590,400
Masterbrand, Inc.*	860	6,493
Owens Corning	2,831	241,484
Trane Technologies PLC	1,778	298,864
		1,454,438
CAPITAL MARKETS - 2.9%
Bank of New York Mellon Corp. (The)	39,361	1,791,713
Carlyle Group, Inc. (The)	19,938	594,950
Cboe Global Markets, Inc.	8,005	1,004,387
CME Group, Inc.	8,214	1,381,266
Intercontinental Exchange, Inc.	6,615	678,633
LPL Financial Holdings, Inc.	445	96,196
S&P Global, Inc.	2,345	785,434
Tradeweb Markets, Inc., Class A	1,142	74,150
		6,406,729
CHEMICALS - 2.7%
Albemarle Corp.	132	28,625
Corteva, Inc.	23,669	1,391,264
DuPont de Nemours, Inc.	1,274	87,435
Ecolab, Inc.	8,960	1,304,217
FMC Corp.	6,099	761,155
Huntsman Corp.	6,208	170,596
Linde PLC	5,155	1,681,458
Mosaic Co. (The)	3,978	174,515
Sherwin-Williams Co. (The)	1,200	284,796
Valvoline, Inc.	5,203	169,878
		6,053,939
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Cintas Corp.	428	193,293
Rentokil Initial PLC, ADR	1,823	56,167
Republic Services, Inc.	2,241	289,067
Tetra Tech, Inc.	1,905	276,587
		815,114

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
COMMUNICATIONS EQUIPMENT - 0.7%
Cisco Systems, Inc.	7,751	$369,258
Juniper Networks, Inc.	38,877	1,242,509
		1,611,767
CONSTRUCTION & ENGINEERING - 0.5%
AECOM	12,802	1,087,274
CONSUMER FINANCE - 2.9%
Ally Financial, Inc.	30,253	739,686
American Express Co.	20,494	3,027,988
Capital One Financial Corp.	13,300	1,236,368
Discover Financial Services	8,537	835,175
Synchrony Financial	17,505	575,214
		6,414,431
DISTRIBUTORS - 0.0%†
Genuine Parts Co.	534	92,654
DIVERSIFIED FINANCIAL SERVICES - 3.2%
Berkshire Hathaway, Inc., Class B*	19,337	5,973,199
Voya Financial, Inc.	20,557	1,264,050
		7,237,249
DIVERSIFIED TELECOMMUNICATION - 1.6%
AT&T, Inc.	79,800	1,469,118
Lumen Technologies, Inc.	10,076	52,597
Verizon Communications, Inc.	50,347	1,983,672
		3,505,387
ELECTRIC UTILITIES - 2.5%
Edison International	11,901	757,142
Evergy, Inc.	28,650	1,802,944
NextEra Energy, Inc.	12,249	1,024,016
NRG Energy, Inc.	4,936	157,064
Pinnacle West Capital Corp.	3,895	296,176
Portland General Electric Co.	2,456	120,344
Southern Co. (The)	363	25,922
Xcel Energy, Inc.	18,637	1,306,640
		5,490,248
ELECTRICAL EQUIPMENT - 0.9%
AMETEK, Inc.	1,258	175,768
Eaton Corp. PLC	10,514	1,650,172
Sunrun, Inc.*	4,825	115,897
		1,941,837
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.9%
Flex Ltd.*	72,345	1,552,524
TD SYNNEX Corp.	2,661	252,023
TE Connectivity Ltd.	2,689	308,697
		2,113,244
	Shares/ Principal	Fair Value
ENERGY EQUIPMENT & SERVICES - 1.0%
Halliburton Co.	26,287	$1,034,393
Patterson-UTI Energy, Inc.	14,197	239,078
Schlumberger NV	19,653	1,050,649
		2,324,120
ENTERTAINMENT - 0.8%
Activision Blizzard, Inc.	5,688	435,416
Live Nation Entertainment, Inc.*	5,027	350,583
Spotify Technology SA*	1,103	87,082
Walt Disney Co. (The)*	10,294	894,343
Warner Bros Discovery, Inc.*	7,546	71,536
		1,838,960
EQUITY REAL ESTATE INVESTMENT - 4.6%
Brixmor Property Group, Inc.	28,980	656,976
Crown Castle, Inc.	515	69,855
Equity Residential	37,981	2,240,879
Essex Property Trust, Inc.	8,441	1,788,817
Kimco Realty Corp.	4	85
Lamar Advertising Co., Class A	3,663	345,787
Park Hotels & Resorts, Inc.	5,090	60,011
Prologis, Inc.	20,328	2,291,575
Regency Centers Corp.	7,631	476,937
SBA Communications Corp.	1,573	440,928
Simon Property Group, Inc.	15,129	1,777,355
Ventas, Inc.	4,599	207,185
		10,356,390
FOOD & STAPLES RETAILING - 1.4%
Kroger Co. (The)	19,679	877,290
Walmart, Inc.	15,486	2,195,760
		3,073,050
FOOD PRODUCTS - 2.8%
Archer-Daniels-Midland Co.	6,552	608,353
Bunge Ltd.	1,156	115,334
General Mills, Inc.	272	22,807
Hershey Co. (The)	6,835	1,582,781
Kellogg Co.	4,685	333,760
Mondelez International, Inc., Class A	27,384	1,825,144
Tyson Foods, Inc., Class A	27,297	1,699,238
		6,187,417
HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
Abbott Laboratories	15,352	1,685,496
Becton Dickinson and Co.	11,202	2,848,669
Boston Scientific Corp.*	22,326	1,033,024
Enovis Corp.*	3,025	161,898
IDEXX Laboratories, Inc.*	443	180,726
Medtronic PLC	24,074	1,871,031
		7,780,844

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
HEALTH CARE PROVIDERS & SERVICES - 3.6%
AmerisourceBergen Corp.	4,885	$809,493
Cigna Corp.	9,038	2,994,651
CVS Health Corp.	20,651	1,924,467
Elevance Health, Inc.	3,259	1,671,769
Humana, Inc.	424	217,168
UnitedHealth Group, Inc.	1,043	552,978
		8,170,526
HEALTH CARE TECHNOLOGY - 0.4%
Teladoc Health, Inc.*	22,352	528,625
Veeva Systems, Inc., Class A*	2,163	349,065
		877,690
HOTELS, RESTAURANTS & LEISURE - 1.3%
Caesars Entertainment, Inc.*	1,954	81,286
Darden Restaurants, Inc.	1,963	271,542
Hilton Grand Vacations, Inc.*	2,521	97,159
McDonald's Corp.	2,648	697,827
MGM Resorts International	721	24,175
Royal Caribbean Cruises Ltd.*	1,572	77,704
Starbucks Corp.	5,314	527,149
Travel + Leisure Co.	28,779	1,047,556
		2,824,398
HOUSEHOLD DURABLES - 0.7%
Garmin Ltd.	369	34,055
Lennar Corp., Class A	2,921	264,350
Toll Brothers, Inc.	1,953	97,494
TopBuild Corp.*	1,506	235,674
Whirlpool Corp.	5,735	811,273
		1,442,846
HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Co.	28,915	2,278,213
Procter & Gamble Co. (The)	14,796	2,242,482
		4,520,695
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.5%
Brookfield Renewable Corp., Class A	4,450	122,553
Clearway Energy, Inc., Class C	2,035	64,855
Vistra Corp.	38,649	896,657
		1,084,065
INDUSTRIAL CONGLOMERATES - 0.4%
Honeywell International, Inc.	4,369	936,277
INSURANCE - 4.1%
Allstate Corp. (The)	6,749	915,164
American Financial Group, Inc./OH	807	110,785
Assured Guaranty Ltd.	445	27,706
Everest Re Group Ltd.	313	103,688
Hartford Financial Services Group, Inc. (The)	17,493	1,326,494
	Shares/ Principal	Fair Value
INSURANCE - 4.1% (Continued)
Marsh & McLennan Cos., Inc.	11,333	$1,875,385
MetLife, Inc.	35,441	2,564,865
Reinsurance Group of America, Inc.	222	31,544
Travelers Cos., Inc. (The)	9,889	1,854,089
Unum Group	4,659	191,159
W R Berkley Corp.	3,878	281,426
		9,282,305
INTERACTIVE MEDIA & SERVICES - 2.0%
Alphabet, Inc., Class A*	10,878	959,766
Alphabet, Inc., Class C*	8,433	748,260
Meta Platforms, Inc., Class A*	21,284	2,561,317
Snap, Inc., Class A*	21,860	195,647
		4,464,990
INTERNET & DIRECT MARKETING RETAIL - 0.4%
Amazon.com, Inc.*	1,548	130,032
eBay, Inc.	18,736	776,982
		907,014
IT SERVICES - 2.0%
Accenture PLC, Class A	96	25,617
Automatic Data Processing, Inc.	1,744	416,572
Block, Inc.*	3,325	208,943
Cognizant Technology Solutions Corp., Class A	21,241	1,214,773
Fidelity National Information Services, Inc.	9,050	614,042
Gartner, Inc.*	921	309,585
Okta, Inc.*	1,186	81,039
PayPal Holdings, Inc.*	19,618	1,397,194
StoneCo Ltd., Class A*	9,270	87,509
Twilio, Inc., Class A*	3,032	148,447
		4,503,721
LIFE SCIENCES TOOLS & SERVICES - 3.3%
Agilent Technologies, Inc.	7,229	1,081,820
Danaher Corp.	10,993	2,917,762
PerkinElmer, Inc.	2,824	395,981
Syneos Health, Inc.*	799	29,307
Thermo Fisher Scientific, Inc.	5,446	2,999,058
		7,423,928
MACHINERY - 3.7%
Allison Transmission Holdings, Inc.	1,455	60,528
Deere & Co.	2,928	1,255,409
Illinois Tool Works, Inc.	1,790	394,337
PACCAR, Inc.	13,126	1,299,080
Snap-on, Inc.	7,001	1,599,659
Stanley Black & Decker, Inc.	4,425	332,406
Timken Co. (The)	22,244	1,571,983
Xylem, Inc.	16,642	1,840,106
		8,353,508

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
MEDIA - 1.9%
Comcast Corp., Class A	62,109	$2,171,952
Fox Corp., Class A	69,396	2,107,557
Fox Corp., Class B	1,872	53,258
Liberty Media Corp.-Liberty SiriusXM, Class A*	649	25,512
		4,358,279
METALS & MINING - 0.9%
Commercial Metals Co.	3,756	181,415
Newmont Corp.	18,917	892,882
Reliance Steel & Aluminum Co.	1,917	388,078
Steel Dynamics, Inc.	6,349	620,297
		2,082,672
MULTILINE RETAIL - 0.1%
Target Corp.	1,836	273,637
MULTI-UTILITIES - 2.0%
Ameren Corp.	324	28,810
Black Hills Corp.	3,461	243,447
CMS Energy Corp.	29,450	1,865,068
Dominion Energy, Inc.	741	45,438
DTE Energy Co.	19,132	2,248,584
		4,431,347
OIL, GAS & CONSUMABLE FUELS - 7.7%
Chevron Corp.	30,742	5,517,882
ConocoPhillips	6,724	793,432
EOG Resources, Inc.	8,032	1,040,305
Exxon Mobil Corp.	54,375	5,997,563
Marathon Oil Corp.	19,535	528,812
Marathon Petroleum Corp.	16,592	1,931,143
Ovintiv, Inc.	1,489	75,507
Phillips 66	1,942	202,123
Valero Energy Corp.	4,840	614,002
Williams Cos., Inc. (The)	14,858	488,828
		17,189,597
PHARMACEUTICALS - 5.4%
Bristol-Myers Squibb Co.	20,274	1,458,714
Eli Lilly and Co.	2,697	986,671
Johnson & Johnson	28,939	5,112,074
Merck & Co., Inc.	10,303	1,143,118
Perrigo Co. PLC	4,013	136,803
Pfizer, Inc.	63,566	3,257,122
Viatris, Inc.	10,307	114,717
		12,209,219
PROFESSIONAL SERVICES - 0.2%
CoStar Group, Inc.*	287	22,179
KBR, Inc.	3,957	208,930
ManpowerGroup, Inc.	2,324	193,380
		424,489
	Shares/ Principal	Fair Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%†
Zillow Group, Inc., Class A*	685	$21,379
ROAD & RAIL - 0.8%
CSX Corp.	33,557	1,039,596
Lyft, Inc., Class A*	5,032	55,453
Ryder System, Inc.	1,087	90,841
Schneider National, Inc., Class B	18,811	440,177
Uber Technologies, Inc.*	9,910	245,074
		1,871,141
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
Analog Devices, Inc.	16,910	2,773,747
Cirrus Logic, Inc.*	694	51,689
Enphase Energy, Inc.*	135	35,770
Intel Corp.	77,584	2,050,545
Lam Research Corp.	193	81,118
Silicon Laboratories, Inc.*	1,347	182,748
		5,175,617
SOFTWARE - 2.0%
Adobe, Inc.*	1,103	371,193
Alteryx, Inc., Class A*	797	40,384
ANSYS, Inc.*	353	85,281
Autodesk, Inc.*	115	21,490
Bill.com Holdings, Inc.*	2,136	232,738
Box, Inc., Class A*	2,311	71,941
DocuSign, Inc.*	292	16,183
HubSpot, Inc.*	204	58,982
Intuit, Inc.	76	29,581
Manhattan Associates, Inc.*	1,040	126,256
Microsoft Corp.	2,186	524,246
Paycom Software, Inc.*	57	17,688
Paylocity Holding Corp.*	434	84,309
Rapid7, Inc.*	3,522	119,678
RingCentral, Inc., Class A*	2,309	81,739
Salesforce, Inc.*	14,079	1,866,735
ServiceNow, Inc.*	785	304,792
VMware, Inc., Class A*	1,081	132,704
Workday, Inc., Class A*	1,741	291,321
		4,477,241
SPECIALTY RETAIL - 1.7%
AutoNation, Inc.*	1,297	139,168
AutoZone, Inc.*	34	83,850
Best Buy Co., Inc.	4,607	369,527
Dick's Sporting Goods, Inc.	780	93,826
Home Depot, Inc. (The)	7,003	2,211,968
Lowe's Cos., Inc.	3,023	602,303
Penske Automotive Group, Inc.	1,326	152,397
Ulta Beauty, Inc.*	385	180,592
		3,833,631

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Dell Technologies, Inc., Class C	2,923	$117,563
Hewlett Packard Enterprise Co.	82,116	1,310,571
		1,428,134
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Deckers Outdoor Corp.*	142	56,681
Lululemon Athletica, Inc.*	901	288,662
Ralph Lauren Corp.	793	83,796
Under Armour, Inc., Class C*	2,402	21,426
		450,565
THRIFTS & MORTGAGE FINANCE - 0.0%†
Essent Group Ltd.	1,487	57,815
TOBACCO - 0.5%
Altria Group, Inc.	13,064	597,155
Philip Morris International, Inc.	4,031	407,978
		1,005,133
TRADING COMPANIES & DISTRIBUTORS - 0.3%
WESCO International, Inc.*	340	42,568
WW Grainger, Inc.	1,301	723,681
		766,249
	Shares/ Principal	Fair Value
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
United States Cellular Corp.*	12,339	$257,268
TOTAL COMMON STOCKS (Cost - $206,330,020)		221,483,083
SHORT-TERM INVESTMENTS - 1.3%
MONEY MARKET FUNDS - 1.3%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (a) (Cost - $2,906,312)	2,906,312	2,906,312
TOTAL INVESTMENTS - 100.0% (Cost - $209,236,332)		$224,389,395
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(43,731)
TOTAL NET ASSETS - 100.0%		$224,345,664

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

PLC - Public Limited Company

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Future	Goldman Sachs & Co.	18	3/17/2023	$3,474,900	$(102,030)

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC ("BlackRock").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic BlackRock High Yield Portfolio outperformed its reference benchmark, the ICE BofA BB-B U.S. High Yield Constrained Index. The Portfolio posted a return of -9.64% compared to a benchmark return of -10.58%, a difference of 94 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The high yield ("HY") fixed income market began 2022 significantly weaker than in the recent past, posting its second largest monthly loss since 2015 in January. Lower-quality HY bonds outperformed higher-quality HY, with distressed and the highest spread quartile being the best performing segments of credit. From a sector-perspective, energy and transportation were the main outperformers. The HY market remained weak in the second quarter, with single-B-rated companies and energy continuing to outperform BB- and CCC-rated companies as investors avoided duration-sensitive BB-rated companies and low-quality CCC-rated companies. While energy outperformed throughout the year, there was a very notable trend reversal in BB vs B/CCC performance in May, where over a 1-week period BB spreads moved 20% tighter while CCC spreads lagged at only 7% tighter. While the third quarter started well given the strong rally in treasuries, particularly in BB-rated bonds as investors seemed to prefer larger, more liquid, higher-quality companies, the rally was short-lived as the ICE BofA U.S. Bond Market Option Volatility Estimate ("MOVE") Index hit a peak at 155, a level not seen since 2008. The HY market ended the year with a stronger fourth quarter, although it varied by credit rating. BB- and B-rated companies each produced over 2% total returns while CCC-rated companies were flat, as there was a clear bias from investors for higher-quality risk.

With the steep rise in interest rates, HY bond new issuance fell nearly 80% to $103 billion in 2022, down from $470 billion in 2021, while the default rate of 0.99% was higher than the 0.29% posted in 2021 but still well below the long-term average of 3.2%.

The primary contributor to the Portfolio's performance during the period was security selection in the media sector, particularly within cable & satellite TV and media content. Security selection within the healthcare and leisure sectors, specifically in the pharmaceuticals and recreation & travel sub-sectors, were also beneficial to performance. The primary detractor to the Portfolio's performance during the period was security selection in financial services, particularly within the lease financing sub-sector. Security selection within the basic industry and automotive sectors also detracted from performance, particularly the chemicals and auto manufacturers sub-sectors.

How was the Portfolio positioned at period end?

At period end, the Portfolio was overweight financial services, basic industry, and energy. The largest sector underweights were healthcare, media, and technology & electronics. The Portfolio increased its underweight to the healthcare sector, primarily driven by increasing the underweight in health facilities. Within media, the Portfolio increased its underweight, mainly driven by increasing the underweight in the media content subsector. Over the period, the Portfolio moved from underweight to overweight banking.

Global Atlantic BlackRock High Yield Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock High Yield Portfolio
Class I	November 1, 2017	-9.64%	1.82%	1.61%	0.61%	0.61%
Class II	November 1, 2017	-9.84%	1.57%	1.36%	0.86%	0.86%
ICE BofA BB-B U.S. High Yield Constrained Index^		-10.58%	2.31%	2.21%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I and Class II shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB1 through B3, based on an average of Moody's, S&P, and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	97.9%
Short-Term Investments	0.3%
Other Assets less Liabilities - Net	1.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

Derivative exposure is included in "Other Assets less Liabilities - Net"

5435687.2

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 97.9%
ADVERTISING - 0.3%
Stagwell Global LLC, 5.63%, 8/15/29 (a)	$200,000	$164,916
AEROSPACE & DEFENSE - 3.2%
Bombardier, Inc.
7.13%, 6/15/26 (a)	115,000	111,569
7.88%, 4/15/27 (a)	275,000	266,749
Howmet Aerospace, Inc.
5.90%, 2/1/27	150,000	148,875
6.75%, 1/15/28	90,000	91,125
Rolls-Royce PLC, 5.75%, 10/15/27 (a)	200,000	190,500
Spirit AeroSystems, Inc., 9.38%, 11/30/29 (a)	80,000	84,216
TransDigm, Inc.
6.25%, 3/15/26 (a)	207,000	204,141
7.50%, 3/15/27	250,000	247,345
5.50%, 11/15/27	185,000	173,612
Triumph Group, Inc., 8.88%, 6/1/24 (a)	78,000	79,365
		1,597,497
AGRICULTURE - 0.9%
Vector Group Ltd., 5.75%, 2/1/29 (a)	520,000	450,871
AIRLINES - 3.1%
American Airlines, Inc., 11.75%, 7/15/25 (a)	165,000	176,959
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50%, 4/20/26 (a)	220,000	211,503
5.75%, 4/20/29 (a)	484,000	441,501
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.
8.00%, 9/20/25 (a)	95,000	95,488
8.00%, 9/20/25 (a)	60,000	60,193
United Airlines Holdings, Inc., 4.88%, 1/15/25	25,000	23,875
United Airlines, Inc.
4.38%, 4/15/26 (a)	436,000	404,140
4.63%, 4/15/29 (a)	140,000	121,897
		1,535,556
AUTO MANUFACTURERS - 2.5%
Allison Transmission, Inc.
5.88%, 6/1/29 (a)	105,000	98,605
3.75%, 1/30/31 (a)	46,000	37,835
Ford Motor Co.
9.63%, 4/22/30	140,000	158,372
6.10%, 8/19/32	105,000	97,138
4.75%, 1/15/43	48,000	34,476
Ford Motor Credit Co. LLC
7.35%, 11/4/27	259,000	265,397
5.11%, 5/3/29	115,000	104,138
Jaguar Land Rover Automotive PLC
7.75%, 10/15/25 (a)	55,000	50,600
5.88%, 1/15/28 (a)	275,000	209,054
Wabash National Corp., 4.50%, 10/15/28 (a)	203,000	172,800
		1,228,415
	Shares/ Principal	Fair Value
AUTO PARTS & EQUIPMENT - 1.1%
IHO Verwaltungs GmbH, 4.75% Cash, or 5.50% PIK, 9/15/26 (a),(b)	$200,000	$173,073
Titan International, Inc., 7.00%, 4/30/28	380,000	358,766
		531,839
BANKS - 1.4%
Deutsche Bank AG/New York NY, 5.88%, (SOFR + 5.44%), 7/8/31 (c)	200,000	173,228
Intesa Sanpaolo SpA
4.20%, (US 1 Year CMT T-Note + 2.60%), 6/1/32 (a),(c)	330,000	243,185
8.25%, (US 1 Year CMT T-Note + 4.40%), 11/21/33 (a),(c)	200,000	203,594
4.95%, (US 1 Year CMT T-Note + 2.75%), 6/1/42 (a),(c)	100,000	64,530
		684,537
BIOTECHNOLOGY - 0.1%
Emergent BioSolutions, Inc., 3.88%, 8/15/28 (a)	85,000	42,251
BUILDING MATERIALS - 1.0%
Boise Cascade Co., 4.88%, 7/1/30 (a)	135,000	117,501
Eco Material Technologies, Inc., 7.88%, 1/31/27 (a)	95,000	90,412
Griffon Corp., 5.75%, 3/1/28	25,000	22,875
Louisiana-Pacific Corp., 3.63%, 3/15/29 (a)	325,000	280,750
		511,538
CHEMICALS - 2.2%
Ashland LLC, 3.38%, 9/1/31 (a)	216,000	172,607
CVR Partners LP / CVR Nitrogen Finance Corp., 6.13%, 6/15/28 (a)	455,000	408,117
Mativ Holdings, Inc., 6.88%, 10/1/26 (a)	183,000	161,498
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.00%, 1/27/30 (a)	186,000	160,425
Rayonier AM Products, Inc., 7.63%, 1/15/26 (a)	142,000	135,440
SK Invictus Intermediate II Sarl, 5.00%, 10/30/29 (a)	18,000	14,760
Valvoline, Inc., 3.63%, 6/15/31 (a)	48,000	39,385
		1,092,232
COAL - 0.9%
SunCoke Energy, Inc., 4.88%, 6/30/29 (a)	282,000	242,065
Warrior Met Coal, Inc., 7.88%, 12/1/28 (a)	205,000	201,615
		443,680
COMMERCIAL SERVICES - 6.7%
ADT Security Corp. (The)
4.13%, 8/1/29 (a)	62,000	52,728
4.88%, 7/15/32 (a)	163,000	138,522
Adtalem Global Education, Inc., 5.50%, 3/1/28 (a)	286,000	259,545
Alta Equipment Group, Inc., 5.63%, 4/15/26 (a)	83,000	74,708

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 6.7% (Continued)
AMN Healthcare, Inc., 4.63%, 10/1/27 (a)	$55,000	$50,714
APX Group, Inc., 6.75%, 2/15/27 (a)	55,000	52,940
ASGN, Inc., 4.63%, 5/15/28 (a)	213,000	192,808
CoreCivic, Inc., 8.25%, 4/15/26	175,000	179,463
CPI CG, Inc., 8.63%, 3/15/26 (a)	226,000	222,085
Deluxe Corp., 8.00%, 6/1/29 (a)	250,000	205,625
Gartner, Inc.
4.50%, 7/1/28 (a)	188,000	175,278
3.63%, 6/15/29 (a)	50,000	43,936
3.75%, 10/1/30 (a)	80,000	68,955
GEO Group, Inc. (The), 10.50%, 6/30/28	165,000	166,617
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75%, 4/15/26 (a)	195,000	187,127
6.25%, 1/15/28 (a)	449,000	408,662
Rent-A-Center, Inc./TX, 6.38%, 2/15/29 (a)	210,000	169,879
Sabre GLBL, Inc., 11.25%, 12/15/27 (a)	30,000	30,881
Service Corp. International
5.13%, 6/1/29	70,000	65,629
4.00%, 5/15/31	243,000	204,773
Williams Scotsman International, Inc.
6.13%, 6/15/25 (a)	42,000	41,580
4.63%, 8/15/28 (a)	329,000	296,923
ZipRecruiter, Inc., 5.00%, 1/15/30 (a)	100,000	82,442
		3,371,820
COMPUTERS - 1.1%
Booz Allen Hamilton, Inc.
3.88%, 9/1/28 (a)	30,000	26,579
4.00%, 7/1/29 (a)	119,000	104,737
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.00%, 11/1/29 (a)	23,000	18,791
KBR, Inc., 4.75%, 9/30/28 (a)	128,000	113,064
Science Applications International Corp., 4.88%, 4/1/28 (a)	187,000	172,973
Unisys Corp., 6.88%, 11/1/27 (a)	135,000	103,619
		539,763
COSMETICS & PERSONAL CARE - 0.8%
Coty, Inc., 5.00%, 4/15/26 (a)	235,000	222,844
Coty, Inc./HFC Prestige Products, Inc./ HFC Prestige International US LLC, 4.75%, 1/15/29 (a)	210,000	190,050
		412,894
DISTRIBUTION & WHOLESALE - 0.2%
G-III Apparel Group Ltd., 7.88%, 8/15/25 (a)	100,000	93,270
DIVERSIFIED FINANCIAL SERVICES - 3.5%
AG TTMT Escrow Issuer LLC, 8.63%, 9/30/27 (a)	75,000	75,375
Coinbase Global, Inc., 3.38%, 10/1/28 (a)	290,000	153,294
Credit Acceptance Corp., 6.63%, 3/15/26	45,000	42,644
	Shares/ Principal	Fair Value
DIVERSIFIED FINANCIAL SERVICES - 3.5% (Continued)
Enova International, Inc., 8.50%, 9/15/25 (a)	$395,000	$365,295
LPL Holdings, Inc.
4.63%, 11/15/27 (a)	93,000	86,870
4.38%, 5/15/31 (a)	48,000	40,807
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/27 (a)	65,000	58,175
5.50%, 8/15/28 (a)	140,000	114,158
5.75%, 11/15/31 (a)	440,000	342,100
OneMain Finance Corp., 7.13%, 3/15/26	100,000	95,088
United Wholesale Mortgage LLC
5.50%, 11/15/25 (a)	140,000	126,087
5.75%, 6/15/27 (a)	311,000	267,737
		1,767,630
ELECTRIC - 3.0%
Clearway Energy Operating LLC
4.75%, 3/15/28 (a)	120,000	110,649
3.75%, 1/15/32 (a)	80,000	64,020
DPL, Inc.
4.13%, 7/1/25	55,000	51,700
4.35%, 4/15/29	110,000	98,866
NextEra Energy Operating Partners LP, 4.25%, 7/15/24 (a)	50,000	48,500
NRG Energy, Inc., 5.25%, 6/15/29 (a)	272,000	239,205
PG&E Corp., 5.25%, 7/1/30	595,000	541,450
Vistra Operations Co. LLC
5.63%, 2/15/27 (a)	115,000	109,225
4.38%, 5/1/29 (a)	275,000	237,264
		1,500,879
ELECTRONICS - 0.4%
Atkore, Inc., 4.25%, 6/1/31 (a)	55,000	47,163
Flex Ltd., 6.00%, 1/15/28	130,000	130,248
TTM Technologies, Inc., 4.00%, 3/1/29 (a)	25,000	21,439
		198,850
ENERGY-ALTERNATE SOURCES - 0.2%
TerraForm Power Operating LLC, 5.00%, 1/31/28 (a)	100,000	89,480
ENGINEERING & CONSTRUCTION - 0.7%
AECOM, 5.13%, 3/15/27	190,000	182,875
Dycom Industries, Inc., 4.50%, 4/15/29 (a)	9,000	7,834
MasTec, Inc., 6.63%, 8/15/29 (a)	161,000	144,095
		334,804
ENTERTAINMENT - 1.2%
Boyne USA, Inc., 4.75%, 5/15/29 (a)	82,000	72,574
CDI Escrow Issuer, Inc., 5.75%, 4/1/30 (a)	35,000	31,375
Churchill Downs, Inc., 5.50%, 4/1/27 (a)	55,000	52,115
Cinemark USA, Inc., 5.88%, 3/15/26 (a)	57,000	47,478
International Game Technology PLC, 6.50%, 2/15/25 (a)	100,000	100,609

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
ENTERTAINMENT - 1.2% (Continued)
Jacobs Entertainment, Inc., 6.75%, 2/15/29 (a)	$45,000	$40,618
Live Nation Entertainment, Inc., 4.88%, 11/1/24 (a)	200,000	193,649
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.88%, 5/1/29 (a)	40,000	34,035
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 4/15/25 (a)	30,000	29,834
		602,287
ENVIRONMENTAL CONTROL - 0.8%
Covanta Holding Corp., 5.00%, 9/1/30	195,000	157,470
GFL Environmental, Inc., 5.13%, 12/15/26 (a)	35,000	33,473
Harsco Corp., 5.75%, 7/31/27 (a)	211,000	166,599
Tervita Corp., 11.00%, 12/1/25 (a)	50,000	53,753
		411,295
FOOD - 2.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.88%, 2/15/28 (a)	145,000	137,849
Ingles Markets, Inc., 4.00%, 6/15/31 (a)	163,000	137,090
Lamb Weston Holdings, Inc.
4.88%, 5/15/28 (a)	50,000	47,375
4.13%, 1/31/30 (a)	166,000	146,611
4.38%, 1/31/32 (a)	346,000	302,300
Pilgrim's Pride Corp., 5.88%, 9/30/27 (a)	190,000	184,295
Post Holdings, Inc.
5.75%, 3/1/27 (a)	106,000	102,510
5.63%, 1/15/28 (a)	175,000	164,735
5.50%, 12/15/29 (a)	170,000	153,836
		1,376,601
FOOD SERVICE - 0.2%
Aramark Services, Inc.
6.38%, 5/1/25 (a)	41,000	40,496
5.00%, 2/1/28 (a)	78,000	72,769
		113,265
FOREST PRODUCTS & PAPER - 1.0%
Domtar Corp., 6.75%, 10/1/28 (a)	344,000	301,208
Resolute Forest Products, Inc., 4.88%, 3/1/26 (a)	160,000	157,541
Sylvamo Corp., 7.00%, 9/1/29 (a)	69,000	65,668
		524,417
GAS - 1.0%
AmeriGas Partners LP / AmeriGas Finance Corp.
5.63%, 5/20/24	150,000	145,602
5.88%, 8/20/26	165,000	156,702
5.75%, 5/20/27	194,000	180,297
		482,601
	Shares/ Principal	Fair Value
HEALTHCARE-PRODUCTS - 0.3%
Garden Spinco Corp., 8.63%, 7/20/30 (a)	$82,000	$86,920
Hologic, Inc.
4.63%, 2/1/28 (a)	25,000	23,558
3.25%, 2/15/29 (a)	75,000	64,402
		174,880
HEALTHCARE-SERVICES - 1.8%
Acadia Healthcare Co., Inc.
5.50%, 7/1/28 (a)	300,000	284,550
5.00%, 4/15/29 (a)	200,000	183,940
DaVita, Inc., 4.63%, 6/1/30 (a)	64,000	51,373
Encompass Health Corp., 4.63%, 4/1/31	211,000	181,358
Molina Healthcare, Inc.
4.38%, 6/15/28 (a)	160,000	146,014
3.88%, 5/15/32 (a)	38,000	31,557
		878,792
HOME BUILDERS - 1.1%
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC
6.25%, 9/15/27 (a)	90,000	79,929
5.00%, 6/15/29 (a)	85,000	66,416
Century Communities, Inc., 6.75%, 6/1/27	25,000	23,875
Installed Building Products, Inc., 5.75%, 2/1/28 (a)	99,000	89,015
KB Home, 7.25%, 7/15/30	50,000	48,585
Thor Industries, Inc., 4.00%, 10/15/29 (a)	77,000	60,471
Winnebago Industries, Inc., 6.25%, 7/15/28 (a)	179,000	166,953
		535,244
INSURANCE - 0.2%
MGIC Investment Corp., 5.25%, 8/15/28	128,000	118,027
INTERNET - 1.4%
Cars.com, Inc., 6.38%, 11/1/28 (a)	190,000	168,813
Cogent Communications Group, Inc., 7.00%, 6/15/27 (a)	170,000	166,588
Gen Digital, Inc., 6.75%, 9/30/27 (a)	165,000	161,700
GrubHub Holdings, Inc., 5.50%, 7/1/27 (a)	67,000	48,518
Ziff Davis, Inc., 4.63%, 10/15/30 (a)	197,000	166,697
		712,316
INVESTMENT COMPANIES - 2.1%
Compass Group Diversified Holdings LLC, 5.00%, 1/15/32 (a)	95,000	75,056
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.75%, 9/15/24	250,000	239,649
6.38%, 12/15/25	200,000	194,020
6.25%, 5/15/26	190,000	182,570
5.25%, 5/15/27	200,000	183,120
4.38%, 2/1/29	210,000	177,587
		1,052,002

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
IRON & STEEL - 2.1%
ATI, Inc.
5.88%, 12/1/27	$139,000	$132,924
5.13%, 10/1/31	122,000	107,433
Carpenter Technology Corp., 7.63%, 3/15/30	250,000	250,597
Commercial Metals Co.
4.13%, 1/15/30	28,000	24,776
4.38%, 3/15/32	115,000	100,041
Mineral Resources Ltd.
8.13%, 5/1/27 (a)	135,000	135,936
8.00%, 11/1/27 (a)	75,000	76,689
8.50%, 5/1/30 (a)	210,000	212,841
		1,041,237
LEISURE TIME - 3.3%
Carnival Corp.
7.63%, 3/1/26 (a)	379,000	300,393
5.75%, 3/1/27 (a)	35,000	24,991
9.88%, 8/1/27 (a)	90,000	85,050
6.00%, 5/1/29 (a)	193,000	128,612
10.50%, 6/1/30 (a)	146,000	118,764
Royal Caribbean Cruises Ltd.
11.50%, 6/1/25 (a)	148,000	158,730
5.50%, 8/31/26 (a)	359,000	301,566
11.63%, 8/15/27 (a)	373,000	373,932
Vista Outdoor, Inc., 4.50%, 3/15/29 (a)	229,000	168,141
		1,660,179
LODGING - 1.3%
Hilton Domestic Operating Co., Inc.
4.88%, 1/15/30	175,000	158,587
3.63%, 2/15/32 (a)	180,000	144,144
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.88%, 4/1/27	200,000	190,365
Marriott Ownership Resorts, Inc., 6.13%, 9/15/25 (a)	36,000	37,103
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (a)	100,000	94,935
		625,134
MACHINERY-CONSTRUCTION & MINING - 0.2%
BWX Technologies, Inc., 4.13%, 6/30/28 (a)	125,000	112,344
MACHINERY-DIVERSIFIED - 0.2%
Chart Industries, Inc.
7.50%, 1/1/30 (a)	45,000	45,193
9.50%, 1/1/31 (a)	63,000	64,502
		109,695
MEDIA - 5.5%
Altice Financing SA, 5.75%, 8/15/29 (a)	75,000	58,992
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	46,000	41,573
	Shares/ Principal	Fair Value
MEDIA - 5.5% (Continued)
5.38%, 6/1/29 (a)	$162,000	$145,888
4.75%, 3/1/30 (a)	115,000	98,044
DIRECTV Financing LLC / DIRECTV Financing Co.-Obligor, Inc., 5.88%, 8/15/27 (a)	635,000	568,109
DISH DBS Corp.
7.75%, 7/1/26	152,000	122,846
7.38%, 7/1/28	461,000	326,158
GCI LLC, 4.75%, 10/15/28 (a)	90,000	75,607
Liberty Interactive LLC, 8.50%, 7/15/29	25,000	12,268
Nexstar Media, Inc., 4.75%, 11/1/28 (a)	143,000	123,695
Scripps Escrow II, Inc., 5.38%, 1/15/31 (a)	17,000	13,626
Scripps Escrow, Inc., 5.88%, 7/15/27 (a)	76,000	67,830
Sirius XM Radio, Inc.
3.13%, 9/1/26 (a)	25,000	22,198
4.00%, 7/15/28 (a)	95,000	82,678
5.50%, 7/1/29 (a)	369,000	336,816
4.13%, 7/1/30 (a)	46,000	37,960
3.88%, 9/1/31 (a)	112,000	87,379
Univision Communications, Inc., 7.38%, 6/30/30 (a)	50,000	47,785
Virgin Media Finance PLC, 5.00%, 7/15/30 (a)	300,000	240,353
Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)	200,000	179,156
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28 (a)	25,000	21,866
VZ Secured Financing BV, 5.00%, 1/15/32 (a)	75,000	60,947
		2,771,774
MINING - 2.1%
Arconic Corp., 6.13%, 2/15/28 (a)	76,000	71,308
Eldorado Gold Corp., 6.25%, 9/1/29 (a)	307,000	268,573
FMG Resources August 2006 Pty Ltd.
5.88%, 4/15/30 (a)	206,000	191,895
6.13%, 4/15/32 (a)	75,000	69,945
Hecla Mining Co., 7.25%, 2/15/28	103,000	101,417
Taseko Mines Ltd., 7.00%, 2/15/26 (a)	398,000	349,977
		1,053,115
MISCELLANEOUS MANUFACTURING - 0.1%
LSB Industries, Inc., 6.25%, 10/15/28 (a)	44,000	40,258
OFFICE & BUSINESS EQUIPMENT - 1.1%
Pitney Bowes, Inc.
6.88%, 3/15/27 (a)	10,000	8,549
7.25%, 3/15/29 (a)	277,000	216,616
Xerox Holdings Corp., 5.50%, 8/15/28 (a)	406,000	324,973
		550,138
OIL & GAS - 10.2%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26 (a)	20,000	19,839
Antero Resources Corp., 7.63%, 2/1/29 (a)	54,000	54,310

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
OIL & GAS - 10.2% (Continued)
Apache Corp.
4.25%, 1/15/30	$15,000	$13,274
6.00%, 1/15/37	50,000	46,082
5.10%, 9/1/40	147,000	121,821
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
8.25%, 12/31/28 (a)	20,000	19,604
5.88%, 6/30/29 (a)	50,000	44,581
Athabasca Oil Corp., 9.75%, 11/1/26 (a)	44,000	46,420
Baytex Energy Corp., 8.75%, 4/1/27 (a)	145,000	147,533
Berry Petroleum Co. LLC, 7.00%, 2/15/26 (a)	180,000	165,318
California Resources Corp., 7.13%, 2/1/26 (a)	185,000	177,792
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.25%, 7/15/24 (a)	40,000	40,400
Chesapeake Energy Corp., 5.50%, 2/1/26 (a)	10,000	9,650
Chord Energy Corp., 6.38%, 6/1/26 (a)	355,000	345,745
CNX Resources Corp., 7.25%, 3/14/27 (a)	7,000	6,948
Crescent Energy Finance LLC, 7.25%, 5/1/26 (a)	85,000	80,099
CVR Energy, Inc.
5.25%, 2/15/25 (a)	135,000	124,200
5.75%, 2/15/28 (a)	25,000	21,763
Energean PLC, 6.50%, 4/30/27 (a)	300,000	276,944
EnQuest PLC, 11.63%, 11/1/27 (a)	170,000	159,844
Harbour Energy PLC, 5.50%, 10/15/26 (a)	115,000	103,054
Ithaca Energy North Sea PLC, 9.00%, 7/15/26 (a)	200,000	196,584
Laredo Petroleum, Inc.
9.50%, 1/15/25	100,000	98,571
10.13%, 1/15/28	50,000	48,758
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26 (a)	50,000	48,375
Matador Resources Co., 5.88%, 9/15/26	170,000	163,370
MEG Energy Corp., 5.88%, 2/1/29 (a)	185,000	174,460
Northern Oil and Gas, Inc., 8.13%, 3/1/28 (a)	335,000	321,784
Occidental Petroleum Corp., 6.45%, 9/15/36	65,000	66,300
PBF Holding Co. LLC / PBF Finance Corp.
7.25%, 6/15/25	60,000	59,287
6.00%, 2/15/28	474,000	423,045
PDC Energy, Inc., 5.75%, 5/15/26	205,000	195,687
Permian Resources Operating LLC, 5.88%, 7/1/29 (a)	45,000	38,649
Petrofac Ltd., 9.75%, 11/15/26 (a)	90,000	50,850
Precision Drilling Corp.
7.13%, 1/15/26 (a)	50,000	48,375
6.88%, 1/15/29 (a)	14,000	13,034
ROCC Holdings LLC, 9.25%, 8/15/26 (a)	180,000	179,171
SM Energy Co., 6.50%, 7/15/28	100,000	95,877
	Shares/ Principal	Fair Value
OIL & GAS - 10.2% (Continued)
Sunoco LP / Sunoco Finance Corp.
6.00%, 4/15/27	$220,000	$216,634
4.50%, 5/15/29	110,000	96,217
Talos Production, Inc., 12.00%, 1/15/26	250,000	262,916
Vermilion Energy, Inc., 6.88%, 5/1/30 (a)	205,000	187,543
Viper Energy Partners LP, 5.38%, 11/1/27 (a)	75,000	71,213
		5,081,921
OIL & GAS SERVICES - 1.4%
CGG SA, 8.75%, 4/1/27 (a)	150,000	121,153
Enerflex Ltd., 9.00%, 10/15/27 (a)	190,000	189,477
Oceaneering International, Inc., 4.65%, 11/15/24	60,000	57,302
Weatherford International Ltd., 8.63%, 4/30/30 (a)	364,000	349,552
		717,484
PACKAGING & CONTAINERS - 0.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.13%, 8/15/26 (a)	100,000	86,622
Berry Global, Inc., 5.63%, 7/15/27 (a)	82,000	80,012
TriMas Corp., 4.13%, 4/15/29 (a)	110,000	95,975
		262,609
PHARMACEUTICALS - 1.8%
180 Medical, Inc., 3.88%, 10/15/29 (a)	85,000	73,075
Bausch Health Cos., Inc.
5.50%, 11/1/25 (a)	60,000	50,971
6.13%, 2/1/27 (a)	133,000	91,701
11.00%, 9/30/28 (a)	50,000	38,992
BellRing Brands, Inc., 7.00%, 3/15/30 (a)	210,000	202,072
Embecta Corp.
5.00%, 2/15/30 (a)	265,000	224,256
6.75%, 2/15/30 (a)	60,000	54,150
Jazz Securities DAC, 4.38%, 1/15/29 (a)	105,000	93,571
Perrigo Finance Unlimited Co., 4.40%, 6/15/30	110,000	93,722
		922,510
PIPELINES - 3.9%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 1/15/28 (a)	20,000	18,552
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (a)	195,000	170,334
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
5.75%, 4/1/25	100,000	97,280
5.63%, 5/1/27 (a)	55,000	51,150
8.00%, 4/1/29 (a)	135,000	134,337
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.13%, 6/1/28 (a)	224,000	202,048
EQM Midstream Partners LP
7.50%, 6/1/27 (a)	105,000	102,822
7.50%, 6/1/30 (a)	55,000	52,994

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
PIPELINES - 3.9% (Continued)
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27	$94,000	$88,616
Global Partners LP / GLP Finance Corp.
7.00%, 8/1/27	50,000	47,481
6.88%, 1/15/29	379,000	347,191
Harvest Midstream I LP, 7.50%, 9/1/28 (a)	25,000	23,861
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27 (a)	85,000	81,476
New Fortress Energy, Inc.
6.75%, 9/15/25 (a)	90,000	85,122
6.50%, 9/30/26 (a)	450,000	417,915
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 8.50%, 10/15/26 (a)	35,000	33,217
		1,954,396
REAL ESTATE - 0.2%
Howard Hughes Corp. (The), 5.38%, 8/1/28 (a)	95,000	85,569
REITS - 4.0%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 6/15/29 (a)	182,000	146,510
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 4/1/27 (a)	51,000	42,627
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.75%, 5/15/26 (a)	80,000	72,915
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32 (a)	45,000	37,382
Iron Mountain, Inc.
4.88%, 9/15/27 (a)	50,000	45,980
5.25%, 7/15/30 (a)	370,000	321,530
5.63%, 7/15/32 (a)	395,000	342,313
Office Properties, Income Trust, 2.65%, 6/15/26	147,000	114,058
Service Properties Trust
4.65%, 3/15/24	50,000	47,756
5.25%, 2/15/26	194,000	162,007
4.75%, 10/1/26	209,000	164,473
4.95%, 2/15/27	114,000	89,786
5.50%, 12/15/27	45,000	38,752
4.38%, 2/15/30	60,000	39,642
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 2/15/25 (a)	150,000	145,179
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/28 (a)	150,000	119,187
XHR LP, 6.38%, 8/15/25 (a)	65,000	62,495
		1,992,592
	Shares/ Principal	Fair Value
RETAIL - 6.7%
1011778 BC ULC / New Red Finance, Inc.
3.88%, 1/15/28 (a)	$50,000	$44,727
4.38%, 1/15/28 (a)	105,000	94,018
4.00%, 10/15/30 (a)	619,000	500,870
Academy Ltd., 6.00%, 11/15/27 (a)	146,000	139,776
Arko Corp., 5.13%, 11/15/29 (a)	94,000	73,809
Bath & Body Works, Inc.
9.38%, 7/1/25 (a)	9,000	9,587
6.88%, 11/1/35	150,000	133,335
Beacon Roofing Supply, Inc., 4.13%, 5/15/29 (a)	110,000	91,409
BlueLinx Holdings, Inc., 6.00%, 11/15/29 (a)	473,000	392,590
FirstCash, Inc.
4.63%, 9/1/28 (a)	204,000	179,104
5.63%, 1/1/30 (a)	260,000	231,417
Gap, Inc. (The), 3.63%, 10/1/29 (a)	262,000	184,815
Macy's Retail Holdings LLC
5.88%, 4/1/29 (a)	321,000	284,214
5.13%, 1/15/42	50,000	32,672
4.30%, 2/15/43	30,000	18,081
Murphy Oil USA, Inc.
4.75%, 9/15/29	205,000	187,581
3.75%, 2/15/31 (a)	148,000	122,181
Nordstrom, Inc., 5.00%, 1/15/44	21,000	12,757
Yum! Brands, Inc.
4.75%, 1/15/30 (a)	280,000	256,900
3.63%, 3/15/31	100,000	83,850
5.38%, 4/1/32	241,000	223,226
6.88%, 11/15/37	25,000	25,354
		3,322,273
SEMICONDUCTORS - 0.1%
Entegris, Inc., 4.38%, 4/15/28 (a)	50,000	44,212
SOFTWARE - 1.1%
Fair Isaac Corp., 4.00%, 6/15/28 (a)	55,000	49,913
MSCI, Inc.
4.00%, 11/15/29 (a)	110,000	95,814
3.63%, 9/1/30 (a)	105,000	87,281
3.88%, 2/15/31 (a)	95,000	78,985
3.63%, 11/1/31 (a)	60,000	49,619
3.25%, 8/15/33 (a)	45,000	34,752
PTC, Inc.
3.63%, 2/15/25 (a)	75,000	71,318
4.00%, 2/15/28 (a)	68,000	61,202
		528,884
TELECOMMUNICATIONS - 4.4%
Frontier Communications Corp.
5.88%, 10/15/27 (a)	15,000	13,928
5.00%, 5/1/28 (a)	40,000	34,733

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
TELECOMMUNICATIONS - 4.4% (Continued)
Frontier Communications Holdings LLC
6.75%, 5/1/29 (a)	$95,000	$78,589
8.75%, 5/15/30 (a)	45,000	45,754
Hughes Satellite Systems Corp.
5.25%, 8/1/26	235,000	225,412
6.63%, 8/1/26	100,000	93,274
Level 3 Financing, Inc., 4.25%, 7/1/28 (a)	58,000	45,687
Lumen Technologies, Inc.
4.50%, 1/15/29 (a)	64,000	44,173
5.38%, 6/15/29 (a)	226,000	162,707
7.60%, 9/15/39	50,000	34,131
7.65%, 3/15/42	60,000	39,893
Nokia Oyj, 4.38%, 6/12/27	100,000	94,473
Sable International Finance Ltd., 5.75%, 9/7/27 (a)	25,000	23,062
Sprint Capital Corp.
6.88%, 11/15/28	235,000	244,397
8.75%, 3/15/32	275,000	327,278
Sprint LLC
7.63%, 2/15/25	125,000	129,068
7.63%, 3/1/26	125,000	131,523
Viasat, Inc.
5.63%, 4/15/27 (a)	250,000	227,088
6.50%, 7/15/28 (a)	193,000	144,793
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31 (a)	65,000	53,033
		2,192,996
TRANSPORTATION - 0.3%
Danaos Corp., 8.50%, 3/1/28 (a)	173,000	166,080
	Shares/ Principal	Fair Value
TRUCKING & LEASING - 0.2%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (a)	$100,000	$100,250
TOTAL CORPORATE BONDS AND NOTES (Cost - $52,230,897)		48,910,099
SHORT-TERM INVESTMENTS - 0.3%
MONEY MARKET FUNDS - 0.3%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (d) (Cost - $159,566)	159,566	159,566
TOTAL INVESTMENTS - 98.2% (Cost - $52,390,463)		$49,069,665
OTHER ASSETS LESS LIABILITIES - NET 1.8%		874,873
TOTAL NET ASSETS - 100.0%		$49,944,538

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2022, these securities amounted to $36,403,040 or 72.9% of net assets.

(b)  PIK - Pay-in-kind security.

(c)  Variable rate security. The rate shown is the rate in effect at period end.

(d)  The rate shown is the annualized seven-day yield at period end.

CMT - Treasury Constant Maturity Rate

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 2 Year Note Future	Goldman Sachs & Co.	3	3/31/2023	$615,234	$(472)
U.S. Long Bond Future	Goldman Sachs & Co.	2	3/22/2023	250,688	(7,362)
					(7,834)
SHORT FUTURES CONTRACTS
U.S. 10 Year Note Future	Goldman Sachs & Co.	2	3/22/2023	224,594	1,935
U.S. 10 Year Ultra Future	Goldman Sachs & Co.	1	3/22/2023	118,281	696
U.S. 5 Year Note Future	Goldman Sachs & Co.	7	3/31/2023	755,508	3,320
					5,951
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(1,883)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review

December 31, 2022 (Unaudited)

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2022, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio underperformed its reference benchmark, the Bloomberg U.S. Aggregate Bond Index. The Portfolio posted a return of -13.84% compared to a benchmark return of -13.01%, a difference of -83 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Overall, the Portfolio's sector positioning and security selection strategies negatively impacted performance in 2022 as all fixed income spread sectors underperformed U.S. Treasuries during the period. A primary detractor to performance was the Portfolio's positioning within securitized debt, specifically its exposure to mortgage-backed securities ("MBS") Passthroughs and overweight positions to Collateralized Loan Obligations ("CLOs") and Commercial Mortgage-Backed Securities ("CMBS"). Furthermore, the Portfolio's overweight position to investment grade corporates detracted from performance, as did the credit hedge strategy, which pairs the overweight investment grade corporates position with a long position in interest rates. Partially offsetting this underperformance was the Portfolio's underweight position to MBS in the first half of the year and an overweight position to MBS in the second half of the year, which added to returns. Also contributing to performance during the year was the Portfolio's duration strategy and yield curve positioning resulting from the systematic auction strategy and discretionary interest rates strategy. Finally, the Portfolio's down quality bias within investment grade corporates positively impacted returns.

How was the Portfolio positioned at period end?

At period end, the Portfolio was underweight U.S. Treasuries and government securities, while being overweight asset-based securities ("ABS"), notably high-quality CLOs, CMBS, MBS, corporate credit, and emerging market debt.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2022 as compared to its benchmark:

			Annualized		Operating Expense**
	Inception Date*	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	November 1, 2017	-13.84%	0.14%	0.09%	0.46%	0.46%
Bloomberg U.S. Aggregate Bond Index^		-13.01%	0.02%	0.09%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  Commencement of operations is November 6, 2017.

**  The estimated operating expense ratios for Class I shares, as disclosed in the most recent prospectus dated May 1, 2022. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio Review (Continued)

December 31, 2022 (Unaudited)

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	49.9%
Agency Mortgage Backed Securities	41.5%
Asset Backed and Commercial Backed Securities	8.8%
Short-Term Investments	4.8%
U.S. Treasury Securities and Agency Bonds	2.5%
Sovereign Debts	1.4%
Municipal Bonds	1.4%
Other Assets less Liabilities - Net	(10.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2022.

Derivative exposure and securities sold short is included in "Other Assets less Liabilities - Net"

5435687.2

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments

December 31, 2022

	Shares/ Principal	Fair Value
CORPORATE BONDS AND NOTES - 49.9%
AEROSPACE & DEFENSE - 1.4%
Boeing Co. (The)
2.60%, 10/30/25	$150,000	$139,512
3.45%, 11/1/28	100,000	89,629
Lockheed Martin Corp., 5.25%, 1/15/33	100,000	103,284
Northrop Grumman Corp.
3.25%, 1/15/28	150,000	138,580
4.75%, 6/1/43	50,000	46,501
Raytheon Technologies Corp.
3.95%, 8/16/25	275,000	268,975
4.05%, 5/4/47	50,000	41,301
		827,782
AGRICULTURE - 0.3%
BAT Capital Corp.
2.26%, 3/25/28	75,000	62,440
4.76%, 9/6/49	25,000	18,233
Philip Morris International, Inc.
5.63%, 11/17/29	25,000	25,437
5.75%, 11/17/32	50,000	51,128
		157,238
AUTO MANUFACTURERS - 0.7%
General Motors Co., 4.00%, 4/1/25	50,000	48,801
General Motors Financial Co., Inc.
4.30%, 7/13/25	125,000	121,177
1.50%, 6/10/26	125,000	108,692
5.65%, 1/17/29	25,000	24,583
2.35%, 1/8/31	125,000	94,533
		397,786
BANKS - 13.2%
Banco Santander SA
2.75%, 5/28/25	200,000	187,189
4.25%, 4/11/27	200,000	190,054
Bank of America Corp.
3.86%, (3 Month US Libor + 0.94%), 7/23/24 (a)	50,000	49,547
4.20%, 8/26/24	165,000	162,534
4.18%, 11/25/27	25,000	23,748
3.42%, (3 Month US Libor + 1.04%), 12/20/28 (a)	108,000	97,805
4.27%, (3 Month US Libor + 1.31%), 7/23/29 (a)	125,000	116,774
2.88%, (3 Month US Libor + 1.19%), 10/22/30 (a)	100,000	83,886
2.50%, (3 Month US Libor + 0.99%), 2/13/31 (a)	25,000	20,378
2.59%, (SOFR + 2.15%), 4/29/31 (a)	75,000	61,262
1.90%, (SOFR + 1.53%), 7/23/31 (a)	100,000	76,988
2.97%, (SOFR + 1.33%), 2/4/33 (a)	50,000	40,437
4.57%, (SOFR + 1.83%), 4/27/33 (a)	50,000	45,922
	Shares/ Principal	Fair Value
BANKS - 13.2% (Continued)
2.48%, (US 5 Year CMT T-Note + 1.20%), 9/21/36 (a)	$75,000	$55,295
6.11%, 1/29/37	100,000	101,407
Bank of New York Mellon Corp. (The)
4.60%, (SOFR + 1.76%), 7/26/30 (a)	15,000	14,511
5.83%, (SOFRINDX + 2.07%), 10/25/33 (a)	25,000	26,003
Barclays PLC, 2.85%, (SOFR + 2.71%), 5/7/26 (a)	200,000	185,986
BNP Paribas SA
3.38%, 1/9/25 (b)	252,000	242,664
1.32%, (SOFR + 1.00%), 1/13/27 (a),(b)	225,000	196,592
BPCE SA, 4.00%, 9/12/23 (b)	250,000	246,775
Citigroup, Inc.
4.04%, (3 Month US Libor + 1.02%), 6/1/24 (a)	105,000	104,312
4.60%, 3/9/26	75,000	73,812
3.40%, 5/1/26	200,000	189,764
4.45%, 9/29/27	125,000	119,450
3.67%, (3 Month US Libor + 1.39%), 7/24/28 (a)	50,000	46,032
4.13%, 7/25/28	100,000	93,262
2.98%, (SOFR + 1.42%), 11/5/30 (a)	100,000	84,312
3.06%, (SOFR + 1.35%), 1/25/33 (a)	50,000	40,565
Comerica Bank, 2.50%, 7/23/24	300,000	287,996
Credit Suisse Group AG, 4.55%, 4/17/26	255,000	225,150
Deutsche Bank AG
2.22%, (SOFR + 2.16%), 9/18/24 (a)	150,000	144,901
2.13%, (SOFR + 1.87%), 11/24/26 (a)	225,000	198,682
Fifth Third Bancorp, 2.38%, 1/28/25	85,000	80,611
HSBC Holdings PLC, 1.65%, (SOFR + 1.54%), 4/18/26 (a)	225,000	203,493
Huntington Bancshares, Inc., 4.00%, 5/15/25	150,000	146,233
ING Groep NV, 4.63%, 1/6/26 (b)	225,000	219,950
JPMorgan Chase & Co.
3.56%, (3 Month US Libor + 0.73%), 4/23/24 (a)	40,000	39,740
3.80%, (3 Month US Libor + 0.89%), 7/23/24 (a)	50,000	49,501
4.02%, (3 Month US Libor + 1.00%), 12/5/24 (a)	125,000	123,166
2.30%, (SOFR + 1.16%), 10/15/25 (a)	150,000	141,509
3.30%, 4/1/26	225,000	213,506
3.96%, (3 Month US Libor + 1.25%), 1/29/27 (a)	175,000	166,995
3.51%, (3 Month US Libor + 0.95%), 1/23/29 (a)	125,000	113,633
2.96%, (SOFR + 2.52%), 5/13/31 (a)	25,000	20,659
2.96%, (SOFR + 1.26%), 1/25/33 (a)	150,000	122,331
4.59%, (SOFR + 1.80%), 4/26/33 (a)	21,000	19,506
Macquarie Group Ltd., 1.34%, (SOFR + 1.07%), 1/12/27 (a),(b)	75,000	65,437

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
BANKS - 13.2% (Continued)
Mitsubishi UFJ Financial Group, Inc., 3.75%, 7/18/39	$225,000	$183,520
Morgan Stanley
3.74%, (3 Month US Libor + 0.85%), 4/24/24 (a)	50,000	49,734
3.70%, 10/23/24	275,000	268,535
2.72%, (SOFR + 1.15%), 7/22/25 (a)	75,000	71,731
3.63%, 1/20/27	400,000	377,672
3.95%, 4/23/27	30,000	28,380
4.43%, (3 Month US Libor + 1.63%), 1/23/30 (a)	50,000	46,795
2.70%, (SOFR + 1.14%), 1/22/31 (a)	75,000	62,151
1.79%, (SOFR + 1.03%), 2/13/32 (a)	125,000	94,256
2.48%, (SOFR + 1.36%), 9/16/36 (a)	125,000	90,949
NatWest Group PLC, 4.52%, (3 Month US Libor + 1.55%), 6/25/24 (a)	300,000	297,250
Toronto-Dominion Bank (The), 4.46%, 6/8/32	125,000	119,114
US Bancorp, 5.85%, (SOFR + 2.09%), 10/21/33 (a)	50,000	52,083
Wells Fargo & Co.
3.75%, 1/24/24	55,000	54,267
3.55%, 9/29/25	125,000	120,316
3.00%, 10/23/26	325,000	300,752
4.30%, 7/22/27	100,000	96,399
4.15%, 1/24/29	25,000	23,555
4.90%, (SOFR + 2.10%), 7/25/33 (a)	120,000	113,625
Westpac Banking Corp., 4.11%, (US 5 Year CMT T-Note + 2.00%), 7/24/34 (a)	75,000	64,414
		8,075,763
BEVERAGES - 1.7%
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 2/1/36	200,000	189,433
4.90%, 2/1/46	206,000	188,806
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30	75,000	68,476
Constellation Brands, Inc.
4.40%, 11/15/25	200,000	196,802
3.60%, 2/15/28	100,000	92,828
3.15%, 8/1/29	125,000	109,789
2.25%, 8/1/31	50,000	39,851
4.75%, 5/9/32	39,000	37,651
Keurig Dr Pepper, Inc.
3.80%, 5/1/50	25,000	18,916
4.50%, 4/15/52	75,000	62,850
		1,005,402
BIOTECHNOLOGY - 0.7%
Amgen, Inc.
3.13%, 5/1/25	175,000	168,063
4.20%, 3/1/33	75,000	69,626
	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 0.7% (Continued)
CSL Finance PLC, 4.25%, 4/27/32 (b)	$75,000	$70,864
Royalty Pharma PLC, 1.20%, 9/2/25	100,000	89,571
		398,124
BUILDING MATERIALS - 0.5%
Carrier Global Corp.
2.49%, 2/15/27	225,000	203,107
2.72%, 2/15/30	75,000	63,284
Johnson Controls International PLC / Tyco Fire & Security Finance SCA, 4.90%, 12/1/32	25,000	24,676
Masco Corp., 1.50%, 2/15/28	50,000	41,469
		332,536
CHEMICALS - 0.1%
International Flavors & Fragrances, Inc., 1.83%, 10/15/27 (b)	100,000	84,058
COMMERCIAL SERVICES - 0.8%
Emory University, 2.14%, 9/1/30	160,000	132,807
Global Payments, Inc., 2.65%, 2/15/25	75,000	70,613
PayPal Holdings, Inc., 1.65%, 6/1/25	225,000	208,701
S&P Global, Inc., 2.95%, 1/22/27	50,000	46,840
		458,961
COMPUTERS - 1.2%
Apple, Inc., 3.25%, 2/23/26	175,000	168,243
Dell International LLC / EMC Corp.
5.45%, 6/15/23	54,000	54,034
5.85%, 7/15/25	18,000	18,205
6.02%, 6/15/26	175,000	178,917
5.30%, 10/1/29	25,000	24,512
Hewlett Packard Enterprise Co.
4.45%, 10/2/23	225,000	223,656
4.90%, 10/15/25	50,000	49,566
		717,133
COSMETICS/PERSONAL CARE - 0.5%
Colgate-Palmolive Co., 3.25%, 8/15/32	75,000	67,951
GSK Consumer Healthcare Capital US LLC, 3.38%, 3/24/27	250,000	233,095
		301,046
DIVERSIFIED FINANCIAL SERVICES - 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.88%, 1/16/24	175,000	173,332
2.45%, 10/29/26	225,000	196,981
Air Lease Corp.
2.30%, 2/1/25	175,000	163,001
3.38%, 7/1/25	100,000	94,697
2.88%, 1/15/26	75,000	69,459
3.75%, 6/1/26	175,000	164,028
Ally Financial, Inc., 2.20%, 11/2/28	100,000	78,120

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
DIVERSIFIED FINANCIAL SERVICES - 2.8% (Continued)
American Express Co.
2.50%, 7/30/24	$35,000	$33,674
3.63%, 12/5/24	175,000	170,461
Aviation Capital Group LLC, 1.95%, 1/30/26 (b)	75,000	65,394
Avolon Holdings Funding Ltd.
3.95%, 7/1/24 (b)	75,000	71,848
2.88%, 2/15/25 (b)	150,000	138,500
4.25%, 4/15/26 (b)	25,000	22,701
Capital One Financial Corp.
3.50%, 6/15/23	75,000	74,545
3.30%, 10/30/24	65,000	62,765
Intercontinental Exchange, Inc., 3.00%, 6/15/50	50,000	33,669
Nasdaq, Inc., 3.25%, 4/28/50	25,000	16,947
Visa, Inc., 3.15%, 12/14/25	100,000	96,419
		1,726,541
ELECTRIC - 3.8%
Alliant Energy Finance LLC, 3.75%, 6/15/23 (b)	50,000	49,653
Ameren Corp., 3.50%, 1/15/31	25,000	22,160
American Electric Power Co., Inc., 2.30%, 3/1/30	50,000	41,086
Avangrid, Inc., 3.20%, 4/15/25	50,000	47,808
Berkshire Hathaway Energy Co., 6.13%, 4/1/36	74,000	77,959
Dominion Energy, Inc.
3.07%, 8/15/24 (c)	175,000	168,699
3.38%, 4/1/30	50,000	44,181
Duke Energy Carolinas LLC, 3.95%, 3/15/48	25,000	20,194
Duke Energy Corp., 3.15%, 8/15/27	200,000	184,835
Duquesne Light Holdings, Inc., 2.53%, 10/1/30 (b)	100,000	79,671
Entergy Corp., 2.95%, 9/1/26	175,000	162,662
Exelon Corp., 4.05%, 4/15/30	50,000	46,536
FirstEnergy Corp.
2.65%, 3/1/30	150,000	122,301
2.25%, 9/1/30	50,000	39,685
Korea Hydro & Nuclear Power Co. Ltd., 4.25%, 7/27/27 (b)	220,000	211,541
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	80,000	68,429
NRG Energy, Inc., 3.75%, 6/15/24 (b)	150,000	144,526
Pacific Gas and Electric Co.
2.10%, 8/1/27	25,000	21,364
2.50%, 2/1/31	50,000	39,069
3.30%, 8/1/40	25,000	17,022
3.50%, 8/1/50	50,000	31,596
Sempra Energy, 3.40%, 2/1/28	125,000	116,187
Southern California Edison Co., 4.20%, 3/1/29	100,000	95,364
	Shares/ Principal	Fair Value
ELECTRIC - 3.8% (Continued)
Southern Co. (The), 3.25%, 7/1/26	$350,000	$329,478
Xcel Energy, Inc., 3.35%, 12/1/26	150,000	141,062
		2,323,068
ENGINEERING & CONSTRUCTION - 0.3%
Mexico City Airport Trust, 3.88%, 4/30/28 (b)	200,000	182,602
ENTERTAINMENT - 0.3%
Warnermedia Holdings, Inc., 4.05%, 3/15/29 (b)	200,000	173,356
ENVIRONMENTAL CONTROL - 0.5%
Republic Services, Inc., 2.50%, 8/15/24	150,000	143,806
Waste Connections, Inc., 4.20%, 1/15/33	42,000	39,075
Waste Management, Inc.
3.15%, 11/15/27	50,000	46,719
4.15%, 4/15/32	50,000	47,734
		277,334
FOOD - 0.4%
General Mills, Inc., 4.20%, 4/17/28	50,000	48,345
Mars, Inc., 2.70%, 4/1/25 (b)	50,000	47,632
Sysco Corp.
4.45%, 3/15/48	25,000	20,640
6.60%, 4/1/50	25,000	27,428
Tyson Foods, Inc., 3.90%, 9/28/23	125,000	123,861
		267,906
GAS - 0.7%
East Ohio Gas Co. (The), 1.30%, 6/15/25 (b)	50,000	45,350
NiSource, Inc.
3.49%, 5/15/27	400,000	377,277
3.60%, 5/1/30	25,000	22,337
		444,964
HEALTHCARE-PRODUCTS - 0.4%
Baxter International, Inc., 2.27%, 12/1/28	75,000	63,993
DH Europe Finance II SARL, 2.20%, 11/15/24	125,000	119,016
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31	75,000	61,114
Thermo Fisher Scientific, Inc., 1.75%, 10/15/28	25,000	21,217
		265,340
HEALTHCARE-SERVICES - 1.7%
Adventist Health System, 2.95%, 3/1/29	25,000	21,456
Banner Health, 2.34%, 1/1/30	145,000	122,267
Baylor Scott & White Holdings, 1.78%, 11/15/30	50,000	38,742

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
HEALTHCARE-SERVICES - 1.7% (Continued)
CommonSpirit Health
3.91%, 10/1/50	$110,000	$82,024
6.46%, 11/1/52	105,000	112,825
Rush Obligated Group, 3.92%, 11/15/29	60,000	55,280
Stanford Health Care, 3.31%, 8/15/30	35,000	31,354
Sutter Health
2.29%, 8/15/30	25,000	20,280
4.09%, 8/15/48	225,000	183,262
UnitedHealth Group, Inc.
5.30%, 2/15/30	175,000	180,747
5.35%, 2/15/33	125,000	129,343
5.88%, 2/15/53	50,000	54,100
		1,031,680
HOME BUILDERS - 0.1%
Lennar Corp., 4.75%, 11/29/27	45,000	43,360
INSURANCE - 0.7%
AIA Group Ltd., 3.20%, 3/11/25 (b)	200,000	191,912
New York Life Insurance Co., 3.75%, 5/15/50 (b)	50,000	38,530
Principal Financial Group, Inc.
3.10%, 11/15/26	75,000	70,144
2.13%, 6/15/30	100,000	82,189
Willis North America, Inc., 2.95%, 9/15/29	50,000	42,152
		424,927
INTERNET - 0.4%
Amazon.com, Inc., 3.10%, 5/12/51	50,000	35,887
Expedia Group, Inc., 2.95%, 3/15/31	14,000	11,303
Meta Platforms, Inc.
3.50%, 8/15/27	175,000	163,370
3.85%, 8/15/32	66,000	58,517
		269,077
IRON & STEEL - 0.0%†
Steel Dynamics, Inc., 2.40%, 6/15/25	30,000	28,154
LODGING - 0.3%
Marriott International, Inc.
5.00%, 10/15/27	75,000	74,121
2.85%, 4/15/31	100,000	80,948
		155,069
MEDIA - 1.1%
Comcast Corp.
3.70%, 4/15/24	150,000	147,768
3.95%, 10/15/25	125,000	122,523
3.30%, 4/1/27	125,000	117,968
3.75%, 4/1/40	25,000	20,738
Fox Corp., 4.03%, 1/25/24	75,000	74,152
Walt Disney Co. (The), 3.70%, 9/15/24	200,000	195,745
		678,894
	Shares/ Principal	Fair Value
MINING - 0.7%
Glencore Funding LLC
4.63%, 4/29/24 (b)	$250,000	$247,050
1.63%, 4/27/26 (b)	75,000	66,352
Newcrest Finance Pty Ltd., 3.25%, 5/13/30 (b)	25,000	20,924
Newmont Corp., 2.25%, 10/1/30	150,000	120,962
		455,288
MISCELLANEOUS MANUFACTURING - 0.2%
Eaton Corp., 4.15%, 3/15/33	75,000	69,882
General Electric Co., 6.75%, 3/15/32	50,000	55,426
		125,308
OIL & GAS - 0.5%
BP Capital Markets America, Inc., 3.41%, 2/11/26	50,000	48,052
Marathon Petroleum Corp.
3.63%, 9/15/24	50,000	48,678
3.80%, 4/1/28	25,000	23,100
Phillips 66
3.85%, 4/9/25	25,000	24,409
1.30%, 2/15/26	25,000	22,433
3.90%, 3/15/28	150,000	141,809
		308,481
PHARMACEUTICALS - 0.9%
AbbVie, Inc.
4.05%, 11/21/39	125,000	107,612
4.88%, 11/14/48	25,000	22,940
AmerisourceBergen Corp., 3.45%, 12/15/27	50,000	46,707
Bristol-Myers Squibb Co., 2.95%, 3/15/32	50,000	43,754
Cigna Corp., 3.40%, 3/15/50	100,000	71,427
CVS Health Corp.
2.63%, 8/15/24	30,000	28,819
1.88%, 2/28/31	50,000	39,370
2.13%, 9/15/31	100,000	79,565
4.78%, 3/25/38	75,000	68,563
5.13%, 7/20/45	25,000	22,685
		531,442
PIPELINES - 2.7%
Energy Transfer LP
4.20%, 9/15/23	175,000	173,925
2.90%, 5/15/25	100,000	94,305
5.25%, 4/15/29	100,000	96,991
5.30%, 4/15/47	25,000	20,858
5.40%, 10/1/47	50,000	42,268
Enterprise Products Operating LLC, 3.70%, 2/15/26	300,000	289,465
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40	193,306	155,205

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
PIPELINES - 2.7% (Continued)
MPLX LP
4.80%, 2/15/29	$50,000	$47,968
2.65%, 8/15/30	125,000	101,997
4.50%, 4/15/38	75,000	63,516
Sabine Pass Liquefaction LLC
5.63%, 3/1/25	275,000	275,509
5.00%, 3/15/27	100,000	98,173
Targa Resources Corp., 4.20%, 2/1/33	40,000	34,543
Williams Cos., Inc. (The), 4.00%, 9/15/25	175,000	170,251
		1,664,974
REITS - 2.9%
Agree LP, 4.80%, 10/1/32	110,000	102,116
American Homes 4 Rent LP
4.90%, 2/15/29	50,000	47,366
2.38%, 7/15/31	30,000	23,218
American Tower Corp.
3.38%, 5/15/24	200,000	194,691
2.40%, 3/15/25	125,000	117,623
Camden Property Trust, 2.80%, 5/15/30	75,000	64,695
Crown Castle, Inc.
3.15%, 7/15/23	100,000	98,878
3.65%, 9/1/27	75,000	69,774
CubeSmart LP, 2.50%, 2/15/32	50,000	38,361
Essex Portfolio LP, 3.00%, 1/15/30	75,000	63,603
Federal Realty Investment Trust, 3.25%, 7/15/27	150,000	138,064
Host Hotels & Resorts LP, 2.90%, 12/15/31	75,000	57,569
Invitation Homes Operating Partnership LP, 2.30%, 11/15/28	50,000	41,426
Kilroy Realty LP, 4.75%, 12/15/28	100,000	91,120
National Retail Properties, Inc., 3.90%, 6/15/24	45,000	43,945
Prologis LP, 4.63%, 1/15/33	75,000	72,720
Realty Income Corp.
4.88%, 6/1/26	75,000	74,678
2.85%, 12/15/32	75,000	61,053
Regency Centers LP, 2.95%, 9/15/29	125,000	105,196
Spirit Realty LP, 3.40%, 1/15/30	100,000	83,283
UDR, Inc., 2.10%, 8/1/32	25,000	18,436
WP Carey, Inc.
4.60%, 4/1/24	25,000	24,786
4.00%, 2/1/25	30,000	29,252
3.85%, 7/15/29	75,000	67,536
2.40%, 2/1/31	25,000	19,984
		1,749,373
RETAIL - 1.8%
7-Eleven, Inc., 1.30%, 2/10/28 (b)	100,000	83,015
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (b)	50,000	46,285
	Shares/ Principal	Fair Value
RETAIL - 1.8% (Continued)
AutoNation, Inc.
4.50%, 10/1/25	$55,000	$53,536
1.95%, 8/1/28	25,000	19,984
Dollar Tree, Inc., 4.00%, 5/15/25	75,000	73,262
Home Depot, Inc. (The), 4.50%, 9/15/32	75,000	73,486
Lowe's Cos., Inc.
3.10%, 5/3/27	25,000	23,317
1.70%, 9/15/28	75,000	63,115
3.75%, 4/1/32	225,000	200,799
5.00%, 4/15/33	75,000	73,443
4.25%, 4/1/52	50,000	39,963
McDonald's Corp.
4.60%, 9/9/32	59,000	57,899
4.45%, 9/1/48	25,000	21,907
Starbucks Corp.
3.80%, 8/15/25	150,000	146,772
4.00%, 11/15/28	75,000	71,533
3.00%, 2/14/32	75,000	64,109
		1,112,425
SEMICONDUCTORS - 1.0%
Broadcom, Inc.
4.15%, 4/15/32 (b)	90,000	79,283
3.42%, 4/15/33 (b)	150,000	120,664
3.47%, 4/15/34 (b)	165,000	132,216
Intel Corp., 3.05%, 8/12/51	75,000	48,965
Micron Technology, Inc., 2.70%, 4/15/32	50,000	37,691
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.40%, 5/1/30	50,000	43,331
2.50%, 5/11/31	125,000	99,886
2.65%, 2/15/32	75,000	58,901
		620,937
SOFTWARE - 1.2%
Fiserv, Inc.
2.75%, 7/1/24	150,000	144,475
4.20%, 10/1/28	100,000	94,784
Oracle Corp.
2.95%, 4/1/30	25,000	21,421
2.88%, 3/25/31	225,000	187,209
3.60%, 4/1/40	25,000	18,582
6.90%, 11/9/52	125,000	134,916
VMware, Inc.
1.80%, 8/15/28	25,000	20,459
2.20%, 8/15/31	75,000	57,099
Workday, Inc.
3.50%, 4/1/27	50,000	46,807
3.80%, 4/1/32	25,000	22,152
		747,904

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
TELECOMMUNICATIONS - 2.8%
AT&T, Inc.
2.30%, 6/1/27	$120,000	$106,937
2.55%, 12/1/33	175,000	135,011
4.90%, 8/15/37	50,000	46,242
4.85%, 3/1/39	85,000	76,638
3.50%, 6/1/41	100,000	75,083
3.65%, 6/1/51	50,000	35,460
3.50%, 9/15/53	25,000	16,859
T-Mobile USA, Inc.
3.50%, 4/15/25	125,000	120,291
1.50%, 2/15/26	50,000	44,839
3.75%, 4/15/27	200,000	188,635
2.05%, 2/15/28	200,000	172,102
3.88%, 4/15/30	167,000	151,671
5.20%, 1/15/33	150,000	149,261
Verizon Communications, Inc.
4.33%, 9/21/28	313,000	301,506
4.02%, 12/3/29	25,000	23,473
3.15%, 3/22/30	100,000	88,445
		1,732,453
TRANSPORTATION - 0.6%
Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	75,000	71,021
Canadian Pacific Railway Co., 2.45%, 12/2/31	50,000	41,561
CSX Corp.
3.80%, 3/1/28	100,000	95,565
4.10%, 11/15/32	75,000	70,555
FedEx Corp., 3.40%, 2/15/28	25,000	23,131
Union Pacific Corp., 2.80%, 2/14/32	100,000	86,427
		388,260
TOTAL CORPORATE BONDS AND NOTES (Cost - $33,218,909)		30,484,946
AGENCY MORTGAGE BACKED SECURITIES - 41.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.4%
Federal Home Loan Mortgage Corporation
4.50%, 6/1/52	584,980	568,572
4.50%, 6/1/52	358,080	348,935
Freddie Mac Pool
4.00%, 1/1/49	287,549	277,216
4.00%, 3/1/50	453,123	435,295
3.00%, 12/1/50	671,355	601,706
2.50%, 9/1/51	901,467	766,271
2.00%, 1/1/52	2,999,701	2,454,803
2.00%, 3/1/52	362,746	295,951
		5,748,749
	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.2%
Fannie Mae Pool
4.50%, 6/1/31	$280,839	$276,348
4.00%, 8/1/45	796,699	768,541
4.00%, 1/1/46	454,286	436,862
4.50%, 7/1/48	353,601	347,011
5.00%, 11/1/48	260,091	259,908
2.50%, 3/1/51	79,543	68,540
2.50%, 9/1/51	101,260	86,832
2.50%, 10/1/51	403,091	345,720
2.50%, 11/1/51	234,782	201,333
2.50%, 11/1/51	181,325	155,608
2.00%, 2/1/52	1,000,000	816,008
2.00%, 3/1/52	999,999	815,890
2.00%, 3/1/52	637,155	519,884
5.50%, 11/1/52	993,622	1,011,653
Federal National Mortgage Association
3.00%, 1/1/52 (d)	1,000,000	879,375
3.50%, 1/1/53 (d)	1,000,000	910,156
5.00%, 1/1/53 (d)	2,000,000	1,972,188
		9,871,857
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 15.9%
Ginnie Mae
2.50%, 1/20/53 (d)	1,000,000	867,500
5.50%, 1/20/53 (d)	1,000,000	1,005,312
6.00%, 1/20/53 (d)	1,000,000	1,016,094
Ginnie Mae II Pool
3.50%, 4/20/47	198,590	185,435
3.50%, 12/20/47	245,747	229,477
4.50%, 2/20/48	129,207	127,587
4.50%, 5/20/48	130,512	128,644
4.50%, 8/20/48	164,813	162,454
5.00%, 8/20/48	34,304	34,119
4.50%, 9/20/48	576,854	568,601
5.00%, 10/20/48	194,964	197,598
5.00%, 11/20/48	123,640	125,312
5.00%, 12/20/48	64,270	65,139
5.00%, 1/20/49	188,800	191,355
4.00%, 2/20/49	168,751	163,092
4.50%, 3/20/49	5,581	5,501
5.00%, 3/20/49	91,007	90,515
4.00%, 5/20/49	150,214	144,096
4.50%, 10/20/49	133,537	131,625
3.00%, 3/20/50	460,317	413,157
3.00%, 2/20/52	539,682	481,855
4.50%, 9/20/52	994,966	966,713
4.50%, 10/20/52	993,880	965,674

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 15.9% (Continued)
Government National Mortgage Association
3.00%, 9/20/49	$711,308	$636,037
3.00%, 11/20/51	898,477	803,853
		9,706,745
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $26,270,868)		25,327,351
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.8%
3650R 2021-PF1 Commercial Mortgage Trust, 2.78%, 11/15/54 (e)	150,000	115,047
Arbor Realty Commercial Real Estate Notes 2022-FL1 Ltd., 5.26%, (SOFR + 1.45%), 1/15/37 (a),(b)	200,000	193,605
ASSURANT CLO LTD., 5.28%, (3 Month US Libor + 1.04%), 4/20/31 (a),(b)	1,500,000	1,474,434
Benchmark 2018-B1 Mortgage Trust, 2.75%, 1/15/51 (b)	100,000	67,627
BX Trust 2021-ARIA, 5.96%, (1 Month US Libor + 1.65%), 10/15/36 (a),(b)	150,000	139,800
Cathedral Lake VIII Ltd., 6.86%, (3 Month US Libor + 2.62%), 1/20/35 (a),(b)	150,000	138,510
CBAM 2018-5 Ltd., 5.10%, (3 Month US Libor + 1.02%), 4/17/31 (a),(b)	350,000	344,100
COMM 2017-COR2 Mortgage Trust, 3.00%, 9/10/50 (b)	100,000	73,128
Connecticut Avenue Securities Trust, 5.58%, (SOFR + 1.65%), 12/25/41 (a),(b)	34,000	32,068
DOLP Trust 2021-NYC, 2.96%, 5/10/41 (b)	200,000	158,536
Freddie Mac STACR REMIC Trust 2021-DNA5, 5.58%, (SOFR + 1.65%), 1/25/34 (a),(b)	24,333	23,952
Freddie Mac STACR REMIC Trust 2022-DNA1, 4.93%, (SOFR + 1.00%), 1/25/42 (a),(b)	66,514	64,754
Freddie Mac STACR REMIC Trust 2022-DNA3, 5.93%, (SOFR + 2.00%), 4/25/42 (a),(b)	25,911	25,623
JP Morgan Mortgage Trust 2021-6, 2.50%, 10/25/51 (b),(e)	103,409	82,614
Morgan Stanley Capital I Trust 2020-HR8, 2.04%, 7/15/53	250,000	200,619
Morgan Stanley Capital I Trust 2020-L4, 2.70%, 2/15/53	500,000	420,489
PHEAA Student Loan Trust 2012-1, 4.94%, (1 Month US Libor + 0.55%), 5/25/57 (a),(b)	156,639	153,325
TICP CLO X Ltd., 5.24%, (3 Month US Libor + 1.00%), 4/20/31 (a),(b)	1,550,000	1,525,178
Wells Fargo Commercial Mortgage Trust 2022-C62, 4.00%, 4/15/55 (e)	150,000	135,728
	Shares/ Principal		Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.8% (Continued)
Wells Fargo Mortgage Backed Securities Trust 2019-3, 3.50%, 7/25/49 (b),(e)		$6,317	$5,899
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $5,797,579)			5,375,036
U.S. TREASURY SECURITIES AND AGENCY BONDS - 2.5%
Federal Farm Credit Banks Funding Corp.
2.90%, 4/12/32		600,000	539,117
3.30%, 5/19/32		170,000	157,545
3.50%, 9/1/32		40,000	37,213
2.85%, 3/28/34		370,000	324,614
1.70%, 4/23/35		540,000	395,842
Federal Home Loan Banks, 4.75%, 12/10/32		80,000	82,198
TOTAL U.S. TREASURY SECURITIES AND AGENCY BONDS (Cost - $1,777,223)			1,536,529
SOVEREIGN DEBTS - 1.4%
Mexico Government International Bond, 3.25%, 4/16/30		290,000	252,609
Perusahaan Penerbit SBSN Indonesia III, 4.55%, 3/29/26		520,000	518,803
Peruvian Government International Bond, 3.23%, 7/28/2121		20,000	11,597
Romanian Government International Bond
3.00%, 2/27/27 (b)		30,000	26,542
2.12%, 7/16/31	EUR	30,000	21,976
2.00%, 1/28/32 (b)	EUR	70,000	49,681
TOTAL SOVEREIGN DEBTS (Cost - $978,090)			881,208
MUNICIPAL BONDS - 1.4%
Bay Area Toll Authority, 1.63%, 4/1/28		10,000	8,551
California Statewide Communities Development Authority, 1.88%, 2/1/31		30,000	22,790
City of Tucson
1.46%, 7/1/28		5,000	4,070
1.93%, 7/1/31		30,000	22,814
Metropolitan Transportation Authority
5.99%, 11/15/30 (f)		25,000	25,861
5.18%, 11/15/49		160,000	138,080
Municipal Improvement Corp. of Los Angeles
1.65%, 11/1/28		35,000	28,919
2.07%, 11/1/30		95,000	75,726
New Jersey Turnpike Authority
1.48%, 1/1/28		5,000	4,244
7.10%, 1/1/41		25,000	30,145
San Francisco Municipal Transportation Agency, 1.30%, 3/1/28		25,000	20,597
State of California, 7.60%, 11/1/40		175,000	224,203

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 1.4% (Continued)
State of Illinois, 5.10%, 6/1/33 (f)	$265,000	$254,331
TOTAL MUNICIPAL BONDS (Cost - $974,186)		860,331
SHORT-TERM INVESTMENTS - 4.8%
CERTIFICATE OF DEPOSIT - 2.2%
BFCEN 4.45 2023-01-31, 4.45%, 1/31/23	364,000	364,023
CITIB, 3.80%, 1/8/23	1,000,000	991,362
TOTAL CERTIFICATE OF DEPOSIT (Cost - $1,364,000)		1,355,385
U.S. TREASURY SECURITIES - 1.5%
U.S. Treasury Bill, 4.29%, 3/2/23 (Cost - $893,610) (g)	900,000	893,854
MONEY MARKET FUNDS - 0.7%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.06% (h) (Cost - $404,602)	404,602	404,602
COMMERCIAL PAPER - 0.4%
Bank of Montreal, 0.00%, 7/12/23 (Cost - $244,867) (g)	250,000	243,376
TOTAL SHORT-TERM INVESTMENTS (Cost - $2,907,079)		2,897,217
TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT - 110.3% (Cost - $71,923,934)		$67,362,618
OTHER ASSETS LESS LIABILITIES - NET (10.3)%		(6,311,745)
TOTAL NET ASSETS - 100.0%		$61,050,873
	Shares/ Principal	Fair Value
SECURITIES SOLD SHORT - (7.4)%
AGENCY MORTGAGE BACKED SECURITIES - (7.4)%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (3.2)%
Ginnie Mae, 4.50%, 1/20/53 (d)	$(2,000,000)	$(1,942,812)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (4.2)%
Federal National Mortgage Association
2.00%, 1/1/53 (d)	(2,000,000)	(1,631,875)
4.00%, 1/1/53 (d)	(1,000,000)	(939,844)
		(2,571,719)
TOTAL SECURITIES SOLD SHORT (Proceeds - $(4,576,250))		$(4,514,531)

†  Represents less than 0.05%.

(a)  Variable rate security. The rate shown is the rate in effect at period end.

(b)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2022, these securities amounted to $7,964,721 or 13.0% of net assets.

(c)  Step coupon.

(d)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(e)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(f)  Sinking bond security.

(g)  Rate shown represents discount rate at the time of purchase.

(h)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

EUR - EURO

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Euro-Bund Future	Morgan Stanley	1	3/8/2023	$141,870	$(6,233)
Long Gilt Future	Morgan Stanley	1	3/29/2023	120,170	(6,676)
U.S. 10 Year Note Future	Morgan Stanley	13	3/22/2023	1,459,859	(6,832)
U.S. 2 Year Note Future	Morgan Stanley	10	3/31/2023	2,050,781	2,629
U.S. Long Bond Future	Morgan Stanley	11	3/22/2023	1,378,781	(18,496)
U.S. Ultra Bond Future	Morgan Stanley	34	3/22/2023	4,566,625	(86,770)
					(122,378)
SHORT FUTURES CONTRACTS
Euro-Bobl Future	Morgan Stanley	2	3/8/2023	247,068	7,812
U.S. 10 Year Ultra Future	Morgan Stanley	4	3/22/2023	473,125	5,215
U.S. 5 Year Note Future	Morgan Stanley	15	3/31/2023	1,618,945	1,623
					14,650
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(107,728)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	Annually	4.43%	SOFR-COMPOUND	12/31/24	940,000	USD	$(178)	$(174)	$(4)
Morgan Stanley	Semi-Annually	4.00%	3 Month Canadian Dollar Offered Rate	03/17/25	850,000	CAD	(4,241)	591	(4,832)
Morgan Stanley	Semi-Annually	6 Month Australian Bill	4.00%	03/17/25	960,000	AUD	3,588	(95)	3,683
Morgan Stanley	Semi-Annually	6 Month Euribor	3.00%	03/15/28	40,000	EUR	524	(797)	1,321
Morgan Stanley	Annually	3.50%	Sterling Overnight Interbank Average Rate	03/15/28	180,000	GBP	(5,545)	(1,704)	(3,841)
Morgan Stanley	Annually	Tokyo Overnight Weighted Average Rate	0.25%	03/15/28	172,300,000	JPY	25,242	7,060	18,182
Morgan Stanley	Semi-Annually	6 Month Norway Ibor	3.50%	03/15/28	3,250,000	NOK	(4,049)	(3,736)	(313)
Morgan Stanley	Annually	3.75%	SOFR-COMPOUND	03/15/33	240,000	USD	4,328	9,196	(4,868)
Morgan Stanley	Semi-Annually	6 Month Euribor	3.00%	03/15/33	180,000	EUR	3,517	(4,087)	7,604
Morgan Stanley	Annually	3.00%	Sterling Overnight Interbank Average Rate	03/15/33	30,000	GBP	(2,167)	(619)	(1,548)
Morgan Stanley	Semi-Annually	3 Month Canadian Dollar Offered Rate	3.50%	03/15/33	270,000	CAD	3,437	(3,699)	7,136
Morgan Stanley	Semi-Annually	4.50%	6 Month Australian Bill	03/15/33	640,000	AUD	(2,784)	13,876	(16,660)
Morgan Stanley	Annuallly	Tokyo Overnight Weighted Average Rate	0.50%	03/15/33	28,000,000	JPY	8,765	6,350	2,415
Morgan Stanley	Quarterly	3 Month Stockholm Interbank Offered Rate	3.00%	03/15/33	630,000	SEK	688	(2,420)	3,108
Morgan Stanley	Semi-Annually	6 Month Norway Ibor	3.50%	03/15/33	2,200,000	NOK	(4,621)	(7,666)	3,045
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS							$26,504	$12,076	$14,428

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Portfolio of Investments (Continued)

December 31, 2022

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Credit Rating*	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	CD The Boeing Company	Quarterly	Buy	1.00%	-	BBB-	06/20/24	$100,000	$95	$704	$(609)
Morgan Stanley	CD CD.NA.IG.34	Quarterly	Buy	1.00%	-	BBB	06/20/25	625,000	4,194	4,401	(207)
Morgan Stanley	CD General Electric Company	Quarterly	Buy	1.00%	-	BBB+	06/20/26	325,000	2,362	3,062	(700)
Morgan Stanley	CD CDX.IG.37	Quarterly	Buy	1.00%	-	BBB	12/20/26	1,225,000	13,924	17,134	(3,210)
Morgan Stanley	CD Prudential Financial	Quarterly	Buy	1.00%	-	A-	06/21/27	175,000	1,623	569	1,054
Morgan Stanley	CD CDX.NA.IG.38	Quarterly	Buy	1.00%	-	BBB	06/21/27	1,850,000	20,075	9,396	10,679
TOTAL FAIR VALUE PREMIUM PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS									$42,273	$35,266	$7,007

*  Using S&P's rating of the issuer or the underlying securities of the index.

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
02/23/23	Morgan Stanley	110,536	GBP	136,263	USD	$(3,109)
TOTAL NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(3,109)

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - Pound Sterling

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2022

Assets:	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investments in securities, at cost	$55,450,317	$441,771,469	$63,070,925	$131,258,005
Investments in securities, at fair value	$57,176,619	$516,152,029	$76,107,016	$132,249,705
Cash	-	2	-	6
Foreign cash (cost $-, $-, $- and $305,897, respectively)	-	-	-	306,809
Deposit with broker	-	697,359	203,259	142,556
Receivable for securities sold	-	2,408,844	915,674	-
Receivable for portfolio shares sold	11,736	-	-	-
Interest and dividends receivable	1,408	656,550	43,481	863,647
Prepaid expenses	2,722	24,333	3,718	68,899
Total Assets	57,192,485	519,939,117	77,273,148	133,631,622
Liabilities:
Unrealized depreciation on futures contracts	-	203,298	81,724	55,019
Payable for securities purchased	-	2,070,722	891,671	12,053
Payable for portfolio shares redeemed	490	300,812	270,983	134,738
Accrued distribution (12b-1) fees	2,618	6,462	3,987	9,079
Accrued investment advisory fees	12,464	186,545	27,010	59,265
Administrative service fees payable	3,422	27,857	4,553	8,277
Accrued expenses and other liabilities	6,908	60,813	11,909	40,240
Total Liabilities	25,902	2,856,509	1,291,837	318,671
Net Assets	$57,166,583	$517,082,608	$75,981,311	$133,312,951
Composition of Net Assets:
Paid-in capital	$53,586,174	$453,092,226	$106,546,882	$150,969,403
Total distributable earnings (losses)	3,580,409	63,990,382	(30,565,571)	(17,656,452)
Net Assets	$57,166,583	$517,082,608	$75,981,311	$133,312,951
Class I Shares:
Net Assets	$45,106,476	$487,420,488	$57,785,432	$91,317,370
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	4,610,988	44,899,589	5,032,398	10,167,813
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.78	$10.86	$11.48	$8.98
Class II Shares:
Net Assets	$12,060,107	$29,662,120	$18,195,879	$41,995,581
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,235,748	2,736,269	1,585,012	4,681,532
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.76	$10.84	$11.48	$8.97

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2022

Assets:	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Investments in securities, at cost	$232,256,551	$209,236,332	$52,390,463	$71,923,934
Investments in securities, at fair value	$236,655,663	$224,389,395	$49,069,665	$67,362,618
Premiums paid on open swap contracts, net	-	-	-	47,342
Cash	2	3	-	-
Foreign cash (cost $-, $-, $- and $4,195, respectively)	-	-	-	4,182
Deposit with broker	272,326	304,369	17,047	797,912
Unrealized appreciation on swap contracts	-	-	-	21,435
Receivable for securities sold	739,289	1,086,354	178,935	9,051,624
Receivable for portfolio shares sold	-	-	-	62,775
Interest and dividends receivable	98,195	366,924	934,580	470,780
Prepaid expenses	10,934	10,193	2,421	2,910
Total Assets	237,776,409	226,157,238	50,202,648	77,821,578
Liabilities:
Investments in securities sold short, proceeds	$-	$-	$-	$4,576,250
Investments in securities sold short, at fair value	$-	$-	$-	$4,514,531
Unrealized depreciation on futures contracts	71,275	102,030	1,883	107,728
Unrealized depreciation on forward foreign currency contracts	-	-	-	3,109
Due to custodian	-	-	1	111
Payable for securities purchased	1,314,789	983,956	140,735	12,119,851
Payable for portfolio shares redeemed	215,279	590,606	83,093	-
Accrued distribution (12b-1) fees	21,547	1,369	129	-
Accrued investment advisory fees	117,019	89,247	22,174	16,389
Administrative service fees payable	15,281	11,937	2,679	3,163
Accrued expenses and other liabilities	29,152	32,429	7,416	5,823
Total Liabilities	1,784,342	1,811,574	258,110	16,770,705
Net Assets	$235,992,067	$224,345,664	$49,944,538	$61,050,873
Composition of Net Assets:
Paid-in capital	$295,243,418	$208,466,595	$58,101,364	$70,116,106
Total distributable earnings (losses)	(59,251,351)	15,879,069	(8,156,826)	(9,065,233)
Net Assets	$235,992,067	$224,345,664	$49,944,538	$61,050,873
Class I Shares:
Net Assets	$136,925,699	$217,897,954	$49,354,397	$61,050,873
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	14,486,131	22,009,908	5,759,047	7,209,458
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.45	$9.90	$8.57	$8.47
Class II Shares:
Net Assets	$99,066,368	$6,447,710	$590,141	$-
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	10,517,736	650,179	68,803	-
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.42	$9.92	$8.58	$-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2022

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio
Investment Income:
Dividend income*	$1,456,637	$9,320,328	$845,322	$4,875,911
Interest income	6,573	113,080	23,449	32,521
Total Investment Income	1,463,210	9,433,408	868,771	4,908,432
Expenses:
Investment advisory fee	143,545	2,267,518	342,476	861,102
Distribution fees (12b-1) - Class II Shares	34,080	84,838	53,047	112,722
Administrative service fees	21,125	188,237	29,954	46,464
Legal fees	16,633	150,857	23,605	36,190
Trustees fees	6,947	61,871	10,148	15,105
Custody fees	3,008	27,055	13,490	108,346
Miscellaneous expenses	24,829	226,408	35,269	91,294
Total Expenses	250,167	3,006,784	507,989	1,271,223
Expenses waived	(770)	(14,871)	(10,649)	(116,619)
Net Expenses	249,397	2,991,913	497,340	1,154,604
Net Investment Income	1,213,813	6,441,495	371,431	3,753,828
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	793,183	(1,149,211)	(6,015,665)	(7,959,296)
Futures contracts	-	(1,890,292)	(707,156)	(474,263)
Foreign currency translations	-	206	-	(48,602)
	793,183	(3,039,297)	(6,722,821)	(8,482,161)
Net change in unrealized appreciation/(depreciation) on:
Investments	(12,157,208)	(134,313,116)	(29,560,646)	(21,297,497)
Futures contracts	-	(330,906)	(94,148)	(109,778)
Foreign currency translations	-	(1,036)	-	(28,592)
	(12,157,208)	(134,645,058)	(29,654,794)	(21,435,867)
Net Realized and Change in Unrealized Gain (Loss)	(11,364,025)	(137,684,355)	(36,377,615)	(29,918,028)
Net Decrease in Net Assets Resulting from Operations	$(10,150,212)	$(131,242,860)	$(36,006,184)	$(26,164,200)
* Foreign taxes withheld	$-	$24,310	$498	$578,778

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2022

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Investment Income:
Dividend income*	$2,268,279	$5,273,633	$-	$-
Interest income**	52,528	47,205	3,342,252	2,047,949
Total Investment Income	2,320,807	5,320,838	3,342,252	2,047,949
Expenses:
Investment advisory fee	1,427,896	1,082,931	277,409	232,167
Distribution fees (12b-1) - Class II Shares	274,461	17,362	1,677	-
Administrative service fees	85,552	77,930	17,968	22,112
Legal fees	66,298	62,579	14,445	17,700
Trustees fees	28,776	25,236	5,837	7,253
Custody fees	23,414	21,591	6,417	13,265
Miscellaneous expenses	103,092	95,027	21,696	27,245
Total Expenses	2,009,489	1,382,656	345,449	319,742
Expenses waived	(17,584)	(17,647)	(5,333)	(12,462)
Net Expenses	1,991,905	1,365,009	340,116	307,280
Net Investment Income	328,902	3,955,829	3,002,136	1,740,669
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(45,203,699)	1,927,941	(3,491,751)	(4,172,650)
Short sales	-	-	-	355
Futures contracts	(967,699)	(752,590)	(141,266)	(1,883,522)
Swap contracts	-	-	-	(52,294)
Swaptions	-	-	-	(7,676)
Forward foreign currency contracts	-	-	-	3,745
Foreign currency translations	-	-	-	(3,183)
	(46,171,398)	1,175,351	(3,633,017)	(6,115,225)
Net change in unrealized appreciation/(depreciation) on:
Investments	(48,122,774)	(28,195,689)	(5,476,223)	(6,423,130)
Short Sales	-	-	-	61,719
Futures contracts	(132,781)	(148,383)	(13,210)	(160,725)
Swap contracts	-	-	-	(10,406)
Swaptions	-	-	-	1,628
Forward foreign currency contracts	-	-	-	(5,997)
Foreign currency translations	-	-	-	2,450
	(48,255,555)	(28,344,072)	(5,489,433)	(6,534,461)
Net Realized and Change in Unrealized Gain (Loss)	(94,426,953)	(27,168,721)	(9,122,450)	(12,649,686)
Net Decrease in Net Assets Resulting from Operations	$(94,098,051)	$(23,212,892)	$(6,120,314)	$(10,909,017)
* Foreign taxes withheld	$793	$2,265	$-	$-
** Foreign taxes withheld	$-	$-	$-	$1,761

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,213,813	$1,158,810	$6,441,495	$5,178,458
Net realized gain (loss)	793,183	7,447,427	(3,039,297)	111,729,756
Net change in unrealized appreciation (depreciation)	(12,157,208)	(189,980)	(134,645,058)	49,303,876
Net increase (decrease) in net assets resulting from operations	(10,150,212)	8,416,257	(131,242,860)	166,212,090
From Distributions to Shareholders:
Total distributions paid	(8,274,158)	(3,880,297)	(116,104,855)	(34,691,795)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	398,375	1,841,622	1,200,135	23,825,395 *
Class II	1,199,359	1,120,778	1,564,468	5,169,859 *
Reinvestment of distributions
Class I	6,535,741	3,136,835	109,478,151	32,715,715
Class II	1,738,417	743,463	6,626,704	1,976,080
Cost of shares redeemed
Class I	(9,079,238)	(11,584,403)	(65,193,764)	(80,674,613)
Class II	(2,853,910)	(3,138,099)	(6,776,509)	(8,827,419)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,061,256)	(7,879,804)	46,899,185	(25,814,983)
Total increase (decrease) in net assets	(20,485,626)	(3,343,844)	(200,448,530)	105,705,312
Net Assets:
Beginning of year	77,652,209	80,996,053	717,531,138	611,825,826
End of year	$57,166,583	$77,652,209	$517,082,608	$717,531,138
Share Activity:
Class I
Shares sold	34,056	140,020	87,681	1,430,902 **
Shares reinvested	679,391	240,740	9,952,559	1,998,517
Shares redeemed	(796,557)	(889,588)	(4,612,976)	(5,101,518)
Net increase (decrease) in shares of beneficial interest outstanding	(83,110)	(508,828)	5,427,264	(1,672,099)
Share Activity:
Class II
Shares sold	95,487	85,829	111,406	312,152 **
Shares reinvested	181,085	57,190	602,976	120,861
Shares redeemed	(245,735)	(243,437)	(478,269)	(564,297)
Net increase (decrease) in shares of beneficial interest outstanding	30,837	(100,418)	236,113	(131,284)

*  Includes the value received from shares issued in connection with the reorganization of Global Atlantic BlackRock Disciplined U.S. Core Portfolio into Global Atlantic BlackRock Disciplined Core Portfolio on August 20, 2021.

**  Includes shares issued in connection with the reorganization of Global Atlantic BlackRock Disciplined U.S. Core Portfolio into Global Atlantic BlackRock Disciplined Core Portfolio on August 20, 2021.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Growth Portfolio		Global Atlantic BlackRock Disciplined International Core Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$371,431	$127,484	$3,753,828	$2,901,706
Net realized gain (loss)	(6,722,821)	15,076,207	(8,482,161)	17,866,588
Net change in unrealized depreciation	(29,654,794)	(1,221,192)	(21,435,867)	(7,578,519)
Net increase (decrease) in net assets resulting from operations	(36,006,184)	13,982,499	(26,164,200)	13,189,775
From Distributions to Shareholders:
Total distributions paid	(15,343,989)	(1,872,995)	(10,109,807)	(2,551,441)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	1,165,133	97,856,259 *	938,711	16,738,187	**
Class II	2,578,210	7,299,576 *	1,126,903	13,978,820	**
Reinvestment of distributions
Class I	11,793,023	1,467,358	6,979,467	1,833,625
Class II	3,550,966	405,637	3,130,340	717,816
Cost of shares redeemed
Class I	(13,335,585)	(8,649,029)	(11,938,368)	(12,100,080)
Class II	(3,769,685)	(5,314,796)	(5,135,004)	(5,878,741)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,982,062	93,065,005	(4,897,951)	15,289,627
Total increase (decrease) in net assets	(49,368,111)	105,174,509	(41,171,958)	25,927,961
Net Assets:
Beginning of year	125,349,422	20,174,913	174,484,909	148,556,948
End of year	$75,981,311	$125,349,422	$133,312,951	$174,484,909
Share Activity:
Class I
Shares sold	77,829	5,204,444 ***	101,754	1,458,438	****
Shares reinvested	983,572	75,481	858,483	158,072
Shares redeemed	(867,484)	(441,444)	(1,204,122)	(1,053,285)
Net increase (decrease) in shares of beneficial interest outstanding	193,917	4,838,481	(243,885)	563,225
Share Activity:
Class II
Shares sold	175,354	389,649 ***	119,743	1,221,987	****
Shares reinvested	296,161	20,877	385,036	61,987
Shares redeemed	(252,501)	(297,713)	(526,345)	(511,655)
Net increase (decrease) in shares of beneficial interest outstanding	219,014	112,813	(21,566)	772,319

*  Includes the value received from shares issued in connection with the reorganization of Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio into Global Atlantic BlackRock Disciplined Growth Portfolio on August 20, 2021.

**  Includes the value received from shares issued in connection with the reorganization of Global Atlantic Goldman Sachs Global Equity Insights Portfolio into Global Atlantic BlackRock Disciplined International Core Portfolio on August 20, 2021.

***  Includes shares issued in connection with the reorganization of Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio into Global Atlantic BlackRock Disciplined Growth Portfolio on August 20, 2021.

****  Includes shares issued in connection with the reorganization of Global Atlantic Goldman Sachs Global Equity Insights Portfolio into Global Atlantic BlackRock Disciplined International Core Portfolio on August 20, 2021.
See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$328,902	$(539,671)	$3,955,829	$3,457,492
Net realized gain (loss)	(46,171,398)	66,324,123	1,175,351	52,191,066
Net change in unrealized appreciation (depreciation)	(48,255,555)	(33,219,750)	(28,344,072)	7,828,433
Net increase (decrease) in net assets resulting from operations	(94,098,051)	32,564,702	(23,212,892)	63,476,991
From Distributions to Shareholders:
Total distributions paid	(65,904,530)	(23,682,050)	(51,258,959)	(3,594,121)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	1,565,862	55,813,006 *	1,564,086	614,623
Class II	1,517,655	90,838,795 *	361,860	188,856
Reinvestment of distributions
Class I	38,441,483	13,977,471	49,799,004	3,509,478
Class II	27,463,047	9,704,578	1,459,955	84,643
Cost of shares redeemed
Class I	(21,541,667)	(29,299,309)	(32,942,173)	(35,365,378)
Class II	(12,073,607)	(11,805,579)	(1,204,603)	(1,094,831)
Net increase (decrease) in net assets from share transactions of beneficial interest	35,372,773	129,228,962	19,038,129	(32,062,609)
Total increase (decrease) in net assets	(124,629,808)	138,111,614	(55,433,722)	27,820,261
Net Assets:
Beginning of year	360,621,875	222,510,261	279,779,386	251,959,125
End of year	$235,992,067	$360,621,875	$224,345,664	$279,779,386
Share Activity:
Class I
Shares sold	132,285	3,012,584 **	137,935	46,837
Shares reinvested	4,055,009	765,469	5,107,590	259,194
Shares redeemed	(1,697,476)	(1,640,482)	(2,673,760)	(2,741,658)
Net increase (decrease) in shares of beneficial interest outstanding	2,489,818	2,137,571	2,571,765	(2,435,627)
Share Activity:
Class II
Shares sold	108,585	4,915,247 **	29,599	15,149
Shares reinvested	2,906,142	532,633	149,433	6,242
Shares redeemed	(925,028)	(656,427)	(98,896)	(85,508)
Net increase (decrease) in shares of beneficial interest outstanding	2,089,699	4,791,453	80,136	(64,117)

*  Includes the value received from shares issued in connection with the reorganization of Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio into Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio on August 20, 2021.

**  Includes shares issued in connection with the reorganization of Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio into Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio on August 20, 2021.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,002,136	$2,965,054	$1,740,669	$1,544,534
Net realized gain (loss)	(3,633,017)	1,439,189	(6,115,225)	(281,299)
Net change in unrealized depreciation	(5,489,433)	(1,849,061)	(6,534,461)	(2,986,141)
Net increase (decrease) in net assets resulting from operations	(6,120,314)	2,555,182	(10,909,017)	(1,722,906)
From Distributions to Shareholders:
Total distributions paid	(2,964,053)	(3,219,040)	(1,427,091)	(5,827,630)
From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	4,900,006	6,056,458	3,203,890	3,742,962
Class II	23,448	38,887	-	-
Reinvestment of distributions
Class I	2,931,278	3,182,155	1,427,091	5,827,630
Class II	32,775	36,885	-	-
Cost of shares redeemed
Class I	(13,719,094)	(10,554,711)	(11,605,222)	(13,200,885)
Class II	(150,761)	(75,165)	-	-
Net decrease in net assets from share transactions of beneficial interest	(5,982,348)	(1,315,491)	(6,974,241)	(3,630,293)
Total decrease in net assets	(15,066,715)	(1,979,349)	(19,310,349)	(11,180,829)
Net Assets:
Beginning of year	65,011,253	66,990,602	80,361,222	91,542,051
End of year	$49,944,538	$65,011,253	$61,050,873	$80,361,222
Share Activity:
Class I
Shares sold	529,301	591,243	356,607	353,421
Shares reinvested	346,078	318,854	174,248	579,287
Shares redeemed	(1,502,116)	(1,035,993)	(1,297,997)	(1,226,960)
Net decrease in shares of beneficial interest outstanding	(626,737)	(125,896)	(767,142)	(294,252)
Share Activity:
Class II
Shares sold	2,575	3,773	-	-
Shares reinvested	3,865	3,696	-	-
Shares redeemed	(16,442)	(7,361)	-	-
Net increase (decrease) in shares of beneficial interest outstanding	(10,002)	108	-	-

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$13.17	$12.45	$11.42	$9.62	$10.19
Income from investment operations:
Net investment income (a,b)	0.22	0.20	0.19	0.23	0.21
Net realized and unrealized gain (loss) (c)	(2.01)	1.20	1.40	1.79	(0.73)
Total income (loss) from investment operations	(1.79)	1.40	1.59	2.02	(0.52)
Less distributions from:
Net investment income	(0.23)	(0.23)	(0.27)	(0.22)	(0.05)
Net realized gains	(1.37)	(0.45)	(0.29)	-	0.00	(d)
Total distributions from net investment income and net realized gains	(1.60)	(0.68)	(0.56)	(0.22)	(0.05)
Net asset value, end of year	$9.78	$13.17	$12.45	$11.42	$9.62
Total return (e)	(13.42)%	11.33%	14.46%	21.09%	(5.14	)% (f)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$45,106	$61,826	$64,791	$66,410	$63,462
Ratio of net expenses to average net assets (g)	0.33%	0.31%	0.31%	0.31%	0.31%
Ratio of gross expenses to average net assets (g,h)	0.33%	0.32%	0.33%	0.34%	0.32%
Ratio of net investment income to average net assets (b,g)	1.91%	1.52%	1.69%	2.15%	2.06%
Portfolio turnover rate	62%	73%	85%	61%	54%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 or 0.005% per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Allocation Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$13.13	$12.41	$11.39	$9.61	$10.18
Income from investment operations:
Net investment income (a,b)	0.19	0.17	0.17	0.21	0.20
Net realized and unrealized gain (loss) (c)	(2.00)	1.19	1.38	1.78	(0.74)
Total income (loss) from investment operations	(1.81)	1.36	1.55	1.99	(0.54)
Less distributions from:
Net investment income	(0.19)	(0.19)	(0.24)	(0.21)	(0.03)
Net realized gains	(1.37)	(0.45)	(0.29)	-	0.00	(d)
Total distributions from net investment income and net realized gains	(1.56)	(0.64)	(0.53)	(0.21)	(0.03)
Net asset value, end of year	$9.76	$13.13	$12.41	$11.39	$9.61
Total return (e)	(13.58)%	11.04%	14.13%	20.82%	(5.33	)% (f)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$12,060	$15,826	$16,205	$15,568	$13,806
Ratio of net expenses to average net assets (g)	0.58%	0.56%	0.56%	0.56%	0.56%
Ratio of gross expenses to average net assets (g,h)	0.58%	0.57%	0.58%	0.59%	0.57%
Ratio of net investment income to average net assets (b,g)	1.68%	1.28%	1.45%	1.91%	1.99%
Portfolio turnover rate	62%	73%	85%	61%	54%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 or 0.005% per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$17.10	$13.98		$12.39	$9.74	$10.38
Income from investment operations:
Net investment income (a)	0.16	0.13		0.15	0.17	0.16
Net realized and unrealized gain (loss) (b)	(3.35)	3.84		2.19	2.66	(0.64)
Total income (loss) from investment operations	(3.19)	3.97		2.34	2.83	(0.48)
Less distributions from:
Net investment income	(0.16)	(0.15)		(0.20)	(0.18)	(0.12)
Net realized gains	(2.89)	(0.70)		(0.55)	-	(0.04)
Total distributions from net investment income and net realized gains	(3.05)	(0.85)		(0.75)	(0.18)	(0.16)
Net asset value, end of year	$10.86	$17.10		$13.98	$12.39	$9.74
Total return (c)	(18.89)%	28.67%		19.69%	29.21%	(4.75	)% (d)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$487,420	$674,859		$575,095	$547,724	$486,491
Ratio of net expenses to average net assets	0.50%	0.49%		0.48%	0.48%	0.48%
Ratio of gross expenses to average net assets (e)	0.50%	0.49%		0.50%	0.50%	0.49%
Ratio of net investment income to average net assets	1.12%	0.79%		1.23%	1.53%	1.51%
Portfolio turnover rate	106%	109	% (f)	122%	130%	156%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined U.S. Core Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Core Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$17.07	$13.96		$12.37	$9.72	$10.37
Income from investment operations:
Net investment income (a)	0.12	0.09		0.12	0.14	0.13
Net realized and unrealized gain (loss) (b)	(3.34)	3.83		2.18	2.66	(0.65)
Total income (loss) from investment operations	(3.22)	3.92		2.30	2.80	(0.52)
Less distributions from:
Net investment income	(0.12)	(0.11)		(0.16)	(0.15)	(0.09)
Net realized gains	(2.89)	(0.70)		(0.55)	-	(0.04)
Total distributions from net investment income and net realized gains	(3.01)	(0.81)		(0.71)	(0.15)	(0.13)
Net asset value, end of year	$10.84	$17.07		$13.96	$12.37	$9.72
Total return (c)	(19.12)%	28.35%		19.42%	28.94%	(5.06	)% (d)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$29,662	$42,672		$36,731	$35,116	$32,442
Ratio of net expenses to average net assets	0.75%	0.74%		0.73%	0.73%	0.73%
Ratio of gross expenses to average net assets (e)	0.75%	0.74%		0.75%	0.75%	0.74%
Ratio of net investment income to average net assets	0.87%	0.54%		0.98%	1.28%	1.24%
Portfolio turnover rate	106%	109	% (f)	122%	130%	156%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined U.S. Core Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2022	For the Period Ended December 31, 2021 (a)
Net asset value, beginning of period	$20.21	$18.80
Income from investment operations:
Net investment income (b)	0.07	0.03
Net realized and unrealized gain (loss) (c)	(5.96)	1.67
Total income (loss) from investment operations	(5.89)	1.70
Less distributions from:
Net investment income	(0.07)	-
Net realized gains	(2.77)	(0.29)
Total distributions from net investment income and net realized gains	(2.84)	(0.29)
Net asset value, end of period	$11.48	$20.21
Total return (d)	(29.76)%	9.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$57,785	$97,770
Ratio of net expenses to average net assets	0.48%	0.48	% (e)
Ratio of gross expenses to average net assets (f)	0.49%	0.48	% (e)
Ratio of net investment income to average net assets	0.46%	0.36	% (e)
Portfolio turnover rate	120%	130	% (g,h)

(a)  Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. The Fund commenced operations on November 6, 2017. Class I commenced operations on August 20, 2021 as a result of a reorganization.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Annualized.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Not annualized.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$20.19	$16.10		$12.66	$9.85	$10.32
Income from investment operations:
Net investment income (loss) (a)	0.03	(0.00	) (b)	0.03	0.07	0.08
Net realized and unrealized gain (loss) (c)	(5.95)	4.38		4.26	3.18	(0.38)
Total income (loss) from investment operations	(5.92)	4.38		4.29	3.25	(0.30)
Less distributions from:
Net investment income	(0.02)	-		(0.06)	(0.06)	(0.08)
Net realized gains	(2.77)	(0.29)		(0.79)	(0.38)	(0.09)
Total distributions from net investment income and net realized gains	(2.79)	(0.29)		(0.85)	(0.44)	(0.17)
Net asset value, end of year	$11.48	$20.19		$16.10	$12.66	$9.85
Total return (d)	(29.90)%	27.29%		34.68%	33.38%	(2.98)%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$18,196	$27,579		$20,175	$18,077	$15,807
Ratio of net expenses to average net assets	0.73%	0.77%		0.79%	0.79%	0.79%
Ratio of gross expenses to average net assets (e)	0.74%	0.80%		0.87%	0.85%	0.81%
Ratio of net investment income to average net assets	0.21%	(0.00	)% (b)	0.21%	0.58%	0.75%
Portfolio turnover rate	120%	130	% (f)	133%	144%	156%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Less than $0.005 or 0.005% per share.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$11.55	$10.78		$9.98	$8.50	$10.20
Income from investment operations:
Net investment income (a,b)	0.27	0.22		0.14	0.25	0.23
Net realized and unrealized gain (loss) (c)	(2.11)	0.73		0.85	1.48	(1.74)
Total income (loss) from investment operations	(1.84)	0.95		0.99	1.73	(1.51)
Less distributions from:
Net investment income	(0.32)	(0.18)		(0.19)	(0.25)	(0.19)
Net realized gains	(0.41)	-		-	-	0.00	(d)
Total distributions from net investment income and net realized gains	(0.73)	(0.18)		(0.19)	(0.25)	(0.19)
Net asset value, end of year	$8.98	$11.55		$10.78	$9.98	$8.50
Total return (e)	(15.24)%	8.77%		10.32%	20.50%	(14.80	)% (f)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$91,317	$120,258		$106,216	$105,876	$98,694
Ratio of net expenses to average net assets (g)	0.73%	0.72%		0.69%	0.69%	0.69%
Ratio of gross expenses to average net assets (g,h)	0.81%	0.82%		0.84%	0.72%	0.70%
Ratio of net investment income to average net assets (b,g)	2.69%	1.87%		1.55%	2.61%	2.30%
Portfolio turnover rate	59%	117	% (i)	161%	86%	67%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 or 0.005% per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (14.90)%.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Global Equity Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$11.53	$10.77		$9.97	$8.49	$10.19
Income from investment operations:
Net investment income (a,b)	0.24	0.19		0.12	0.22	0.22
Net realized and unrealized gain (loss) (c)	(2.09)	0.72		0.85	1.48	(1.74)
Total income (loss) from investment operations	(1.85)	0.91		0.97	1.70	(1.52)
Less distributions from:
Net investment income	(0.30)	(0.15)		(0.17)	(0.22)	(0.18)
Net realized gains	(0.41)	-		-	-	0.00	(d)
Total distributions from net investment income and net realized gains	(0.71)	(0.15)		(0.17)	(0.22)	(0.18)
Net asset value, end of year	$8.97	$11.53		$10.77	$9.97	$8.49
Total return (e)	(15.45)%	8.47%		10.05%	20.22%	(14.95	)% (f)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$41,996	$54,227		$42,341	$42,714	$41,052
Ratio of net expenses to average net assets (g)	0.98%	0.97%		0.94%	0.94%	0.94%
Ratio of gross expenses to average net assets (g)	1.06%	1.07%		1.09%	0.97%	0.95%
Ratio of net investment income to average net assets (b,g)	2.45%	1.63%		1.30%	2.36%	2.23%
Portfolio turnover rate	59%	117	% (h)	161%	86%	67%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 or 0.005% per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the year ended December 31, 2018, 0.10% of the Portfolio's total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (15.05)%.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Global Equity Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$17.68	$16.49		$13.06	$9.91	$10.35
Income from investment operations:
Net investment income (loss) (a)	0.03	(0.02)		0.01	0.05	0.11
Net realized and unrealized gain (loss) (b)	(4.69)	2.41		4.58	3.18	(0.43)
Total income (loss) from investment operations	(4.66)	2.39		4.59	3.23	(0.32)
Less distributions from:
Net investment income	(0.04)	(0.00	) (c)	(0.04)	(0.03)	(0.09)
Net realized gains	(3.53)	(1.20)		(1.12)	(0.05)	(0.03)
Total distributions from net investment income and net realized gains	(3.57)	(1.20)		(1.16)	(0.08)	(0.12)
Net asset value, end of year	$9.45	$17.68		$16.49	$13.06	$9.91
Total return (d)	(26.44)%	14.29%		36.52%	32.68%	(3.07	)% (e)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$136,926	$212,083		$162,580	$141,289	$126,149
Ratio of net expenses to average net assets	0.65%	0.64%		0.63%	0.63%	0.63%
Ratio of gross expenses to average net assets (f)	0.66%	0.65%		0.67%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets	0.23%	(0.11)%		0.09%	0.44%	0.99%
Portfolio turnover rate	110%	179	% (g)	139%	148%	168%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Less than $0.005 or 0.005% per share.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value, beginning of year	$17.62		$16.48		$13.06		$9.90		$10.35
Income from investment operations:
Net investment income (loss) (a)	(0.00	) (b)	(0.06)		(0.02)		0.02		0.08
Net realized and unrealized gain (loss) (c)	(4.67)		2.40		4.56		3.19		(0.43)
Total income (loss) from investment operations	(4.67)		2.34		4.54		3.21		(0.35)
Less distributions from:
Net investment income	-		-		(0.00	) (b)	(0.00	) (b)	(0.07)
Net realized gains	(3.53)		(1.20)		(1.12)		(0.05)		(0.03)
Total distributions from net investment income and net realized gains	(3.53)		(1.20)		(1.12)		(0.05)		(0.10)
Net asset value, end of year	$9.42		$17.62		$16.48		$13.06		$9.90
Total return (d)	(26.58)%		13.96%		36.13%		32.48%		(3.35	)% (e)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$99,066		$148,539		$59,930		$50,446		$43,290
Ratio of net expenses to average net assets	0.90%		0.89%		0.88%		0.88%		0.88%
Ratio of gross expenses to average net assets (f)	0.91%		0.90%		0.92%		0.91%		0.90%
Ratio of net investment income (loss) to average net assets	(0.02)%		(0.35)%		(0.12)%		0.19%		0.77%
Portfolio turnover rate	110%		179	% (g)	139%		148%		168%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Less than $0.005 or 0.005% per share.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic BlackRock Disciplined Small Cap Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$13.98	$11.19	$11.51	$9.39	$10.44
Income from investment operations:
Net investment income (a)	0.20	0.16	0.19	0.23	0.20
Net realized and unrealized gain (loss) (b)	(1.42)	2.81	0.17	2.13	(1.02)
Total income (loss) from investment operations	(1.22)	2.97	0.36	2.36	(0.82)
Less distributions from:
Net investment income	(0.22)	(0.18)	(0.24)	(0.24)	(0.16)
Net realized gains	(2.64)	-	(0.44)	-	(0.07)
Total distributions from net investment income and net realized gains	(2.86)	(0.18)	(0.68)	(0.24)	(0.23)
Net asset value, end of year	$9.90	$13.98	$11.19	$11.51	$9.39
Total return (c)	(8.37)%	26.58%	4.14%	25.28%	(7.97	)% (d)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$217,898	$271,801	$244,853	$266,399	$248,141
Ratio of net expenses to average net assets	0.56%	0.55%	0.54%	0.54%	0.54%
Ratio of gross expenses to average net assets (e)	0.57%	0.55%	0.57%	0.56%	0.55%
Ratio of net investment income to average net assets	1.65%	1.27%	1.87%	2.11%	1.93%
Portfolio turnover rate	116%	120%	125%	132%	140%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Disciplined Value Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$14.00	$11.21	$11.52	$9.40	$10.45
Income from investment operations:
Net investment income (a)	0.17	0.13	0.17	0.20	0.18
Net realized and unrealized gain (loss) (b)	(1.42)	2.81	0.18	2.13	(1.02)
Total income (loss) from investment operations	(1.25)	2.94	0.35	2.33	(0.84)
Less distributions from:
Net investment income	(0.19)	(0.15)	(0.22)	(0.21)	(0.14)
Net realized gains	(2.64)	-	(0.44)	-	(0.07)
Total distributions from net investment income and net realized gains	(2.83)	(0.15)	(0.66)	(0.21)	(0.21)
Net asset value, end of year	$9.92	$14.00	$11.21	$11.52	$9.40
Total return (c)	(8.62)%	26.23%	3.94%	24.92%	(8.16	)% (d)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$6,448	$7,978	$7,106	$7,370	$7,160
Ratio of net expenses to average net assets	0.81%	0.80%	0.79%	0.79%	0.79%
Ratio of gross expenses to average net assets (e)	0.82%	0.80%	0.82%	0.81%	0.80%
Ratio of net investment income to average net assets	1.40%	1.02%	1.62%	1.86%	1.68%
Portfolio turnover rate	116%	120%	125%	132%	140%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$10.06	$10.17	$10.21	$9.43	$9.92
Income from investment operations:
Net investment income (a)	0.50	0.46	0.49	0.52	0.52
Net realized and unrealized gain (loss) (b)	(1.48)	(0.06)	0.07	0.89	(0.95)
Total income (loss) from investment operations	(0.98)	0.40	0.56	1.41	(0.43)
Less distributions from:
Net investment income	(0.51)	(0.51)	(0.60)	(0.63)	(0.06)
Net asset value, end of year	$8.57	$10.06	$10.17	$10.21	$9.43
Total return (c)	(9.64)%	4.00%	5.79%	15.06%	(4.32)%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$49,354	$64,219	$66,191	$70,727	$69,255
Ratio of net expenses to average net assets	0.61%	0.60%	0.59%	0.59%	0.59%
Ratio of gross expenses to average net assets (d)	0.62%	0.61%	0.62%	0.62%	0.60%
Ratio of net investment income to average net assets	5.41%	4.51%	4.93%	5.11%	5.24%
Portfolio turnover rate	86%	62%	52%	45%	36%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock High Yield Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Net asset value, beginning of year	$10.06	$10.16	$10.19	$9.41	$9.92
Income from investment operations:
Net investment income (a)	0.47	0.44	0.46	0.50	0.49
Net realized and unrealized gain (loss) (b)	(1.47)	(0.06)	0.08	0.87	(0.94)
Total income (loss) from investment operations	(1.00)	0.38	0.54	1.37	(0.45)
Less distributions from:
Net investment income	(0.48)	(0.48)	(0.57)	(0.59)	(0.06)
Net asset value, end of year	$8.58	$10.06	$10.16	$10.19	$9.41
Total return (c)	(9.84)%	3.74%	5.57%	14.70%	(4.56)%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$590	$793	$799	$900	$1,071
Ratio of net expenses to average net assets	0.86%	0.85%	0.84%	0.84%	0.84%
Ratio of gross expenses to average net assets (d)	0.87%	0.86%	0.87%	0.87%	0.85%
Ratio of net investment income to average net assets	5.16%	4.26%	4.68%	4.86%	4.99%
Portfolio turnover rate	86%	62%	52%	45%	36%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data for a Class I share outstanding throughout each year

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
Net asset value, beginning of year	$10.07		$11.07		$10.60		$9.92		$9.98
Income from investment operations:
Net investment income (a,b)	0.23		0.20		0.24		0.27		0.25
Net realized and unrealized gain (loss) (c)	(1.63)		(0.42)		0.76		0.67		(0.31)
Total income (loss) from investment operations	(1.40)		(0.22)		1.00		0.94		(0.06)
Less distributions from:
Net investment income	(0.19)		(0.28)		(0.27)		(0.26)		0.00	(d)
Net realized gains	(0.01)		(0.50)		(0.26)		-		-
Total distributions from net investment income and net realized gains	(0.20)		(0.78)		(0.53)		(0.26)		0.00	(d)
Net asset value, end of year	$8.47		$10.07		$11.07		$10.60		$9.92
Total return (e)	(13.84)%		(1.98)%		9.49%		9.49%		(0.55	)% (f)
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$61,051		$80,361		$91,542		$90,506		$92,760
Ratio of net expenses to average net assets (g)	0.45%		0.43%		0.43%		0.43%		0.43%
Ratio of gross expenses to average net assets (g,h)	0.47%		0.45%		0.47%		0.46%		0.44%
Ratio of net investment income to average net assets (b,g)	2.55%		1.83%		2.18%		2.61%		2.51%
Portfolio turnover rate	77	% (i)	85	% (i)	151	% (i)	150	% (i)	248	% (i)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Less than $0.005 or 0.005% per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio's total return.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018. If these were included in the calculation, the portfolio turnover would be 549%, 474%, 701%, 689% and 486%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2022

1.  ORGANIZATION

As of December 31, 2022, the Global Atlantic Portfolios were comprised of sixteen different actively managed portfolios, eight of which are discussed in this report (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open- end management investment company.

	Commencement Date*	Investment Objective
Global Atlantic BlackRock Allocation Portfolio	November 6, 2017	Total return.
Global Atlantic BlackRock Disciplined Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined International Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Value Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock High Yield Portfolio	November 6, 2017	Total return.
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	November 6, 2017	Total return consisting of capital appreciation and income.

*  The Portfolios' inception date is November 1, 2017. The Portfolios commenced operations on November 6, 2017.

Each Portfolio is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

As of December 31, 2022, the Portfolios offered Class I and Class II shares at net asset value, except the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (which only offered Class I shares). All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Portfolio's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods approved by each Underlying Fund's board(s) of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of the Adviser to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). These investments will be valued at their fair value, as outlined below.

Valuation Designee and Valuation Process – Prior to September 8, 2022, when the price of a security was not readily available or deemed unreliable, the fair market value was determined using the valuation procedures approved by the Board. The Board had delegated execution of these procedures to the Trust's Fair Value Committee. As of September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Global Atlantic Investment Advisors, LLC (the "Adviser"), investment adviser to the Portfolios, as the Portfolios' Valuation Designee (the "Designee") with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. Such investments will be valued at their fair market value as determined using the valuation procedures established by the Designee and approved by the Board. The Adviser carries out its designated activities through the Adviser's Fair Value Committee.

In accordance with the valuation procedures, fair value determinations are required for, among others, the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Designee shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2022 for each Portfolio's investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$56,639,692	$-	$-	$56,639,692
Short-Term Investments	536,927	-	-	536,927
Total	$57,176,619	$-	$-	$57,176,619

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$509,166,856	$-	$-	$509,166,856
Short-Term Investments	6,985,173	-	-	6,985,173
Total	$516,152,029	$-	$-	$516,152,029
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$203,298	$-	$-	$203,298
Total	$203,298	$-	$-	$203,298

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$74,640,549	$-	$-	$74,640,549
Short-Term Investments	1,466,467	-	-	1,466,467
Total	$76,107,016	$-	$-	$76,107,016
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$81,724	$-	$-	$81,724
Total	$81,724	$-	$-	$81,724

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$117,264,430	$19,529	$-	$117,283,959
Exchange-Traded Funds	11,956,026	-	-	11,956,026
Preferred Stocks	1,115,910	-	-	1,115,910
Warrants	-	71	-	71
Rights	-	75	-	75
Short-Term Investments	1,893,664	-	-	1,893,664
Total	$132,230,030	$19,675	$-	$132,249,705
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$55,019	$-	$-	$55,019
Total	$55,019	$-	$-	$55,019

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$233,062,957	$14	$-	$233,062,971
Rights	-	2,518	-	2,518
Warrants	-	2,239	-	2,239
Short-Term Investments	3,587,935	-	-	3,587,935
Total	$236,650,892	$4,771	$-	$236,655,663
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$71,275	$-	$-	$71,275
Total	$71,275	$-	$-	$71,275

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$221,483,083	$-	$-	$221,483,083
Short-Term Investments	2,906,312	-	-	2,906,312
Total	$224,389,395	$-	$-	$224,389,395
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$102,030	$-	$-	$102,030
Total	$102,030	$-	$-	$102,030

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$-	$48,910,099	$-	$48,910,099
Short-Term Investments	159,566	-	-	159,566
Futures Contracts*	5,951	-	-	5,951
Total	$165,517	$48,910,099	$-	$49,075,616
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$7,834	$-	$-	$7,834
Total	$7,834	$-	$-	$7,834

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$-	$30,484,946	$-	$30,484,946
Agency Mortgage Backed Securities	-	25,327,351	-	25,327,351
Asset Backed and Commercial Backed Securities	-	5,375,036	-	5,375,036
Short-Term Investments	404,602	2,492,615	-	2,897,217
U.S. Treasury Securities and Agency Bonds	-	1,536,529	-	1,536,529
Sovereign Debts	-	881,208	-	881,208
Municipal Bonds	-	860,331	-	860,331
Swap Contracts*	-	58,227	-	58,227
Futures Contracts*	17,279	-	-	17,279
Total	$421,881	$67,016,243	$-	$67,438,124
Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$-	$4,514,531	$-	$4,514,531
Futures Contracts*	125,007	-	-	125,007
Swap Contracts*	-	36,792	-	36,792
Forward Foreign Exchange Contracts*	-	3,109	-	3,109
Total	$125,007	$4,554,432	$-	$4,679,439

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios may maintain deposits with a financial institution which could be an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2020 and 2021 tax returns, or is expected to be taken in each Portfolio's 2022 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and change in unrealized gain or loss on foreign currency translations.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$3,745	$(5,997)

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the securities included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

For the year ended December 31, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	$(1,890,292)	$(330,906)
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	(707,156)	(94,148)
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	(474,263)	(109,778)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	(967,699)	(132,781)
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	(752,590)	(148,383)
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	(141,266)	(13,210)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	(1,883,522)	(155,628)
	Currency	-	(5,097)

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$(85,419)	$500
	Credit	33,125	(10,906)

For the year ended December 31, 2022, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swaptions, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	$(7,676)	$1,628

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2022.

Global Atlantic BlackRock Disciplined Core Portfolio

Counterparty	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$203,298	$-	$203,298	$(203,298)	$-
Total	$-	$-	$-	$-	$-	$203,298	$-	$203,298	$(203,298)	$-

Global Atlantic BlackRock Disciplined Growth Portfolio

Counterparty	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$81,724	$-	$81,724	$(81,724)	$-
Total	$-	$-	$-	$-	$-	$81,724	$-	$81,724	$(81,724)	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Global Atlantic BlackRock Disciplined International Core Portfolio

Counterparty	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$55,019	$-	$55,019	$(55,019)	$-
Total	$-	$-	$-	$-	$-	$55,019	$-	$55,019	$(55,019)	$-

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Counterparty	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$71,275	$-	$71,275	$(71,275)	$-
Total	$-	$-	$-	$-	$-	$71,275	$-	$71,275	$(71,275)	$-

Global Atlantic BlackRock Disciplined Value Portfolio

Counterparty	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$-	$-	$-	$-	$-	$102,030	$-	$102,030	$(102,030)	$-
Total	$-	$-	$-	$-	$-	$102,030	$-	$102,030	$(102,030)	$-

Global Atlantic BlackRock High Yield Portfolio

Counterparty	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Goldman Sachs & Co.	$5,951	$(5,951)	$-	$-	$-	$7,834	$(5,951)	$1,883	$(1,883)	$-
Total	$5,951	$(5,951)	$-	$-	$-	$7,834	$(5,951)	$1,883	$(1,883)	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Counterparty	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Morgan Stanley	$75,506	$(75,506)	$-	$-	$-	$164,908	$(75,506)	$89,402	$(89,402)	$-
Total	$75,506	$(75,506)	$-	$-	$-	$164,908	$(75,506)	$89,402	$(89,402)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2022:

Global Atlantic BlackRock Disciplined Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$(203,298)	$-	$-	$-	$(203,298)
Total	$(203,298)	$-	$-	$-	$(203,298)

Global Atlantic BlackRock Disciplined Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$(81,724)	$-	$-	$-	$(81,724)
Total	$(81,724)	$-	$-	$-	$(81,724)

Global Atlantic BlackRock Disciplined International Core Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$(55,019)	$-	$-	$-	$(55,019)
Total	$(55,019)	$-	$-	$-	$(55,019)

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$(71,275)	$-	$-	$-	$(71,275)
Total	$(71,275)	$-	$-	$-	$(71,275)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Global Atlantic BlackRock Disciplined Value Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$(102,030)	$-	$-	$-	$(102,030)
Total	$(102,030)	$-	$-	$-	$(102,030)

Global Atlantic BlackRock High Yield Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$5,951	$-	$-	$5,951
Liabilities
Unrealized depreciation on Futures Contracts	-	(7,834)	-	-	(7,834)
Total	$-	$(1,883)	$-	$-	$(1,883)

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$9,467	$-	$-	$7,812	$17,279
Unrealized appreciation on Swap Contracts	-	46,494	11,733	-	58,227
Liabilities
Unrealized depreciation on Futures Contracts	(112,098)	-	-	(12,909)	(125,007)
Unrealized depreciation on Swap Contracts	-	(32,066)	(4,726)	-	(36,792)
Unrealized depreciation on Forward Foreign Exchange Contracts	-	-	-	(3,109)	(3,109)
Total	$(102,631)	$14,428	$7,007	$(8,206)	$(89,402)

The notional value of the derivative instruments outstanding as of December 31, 2022, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

As of December 31, 2022, the Global Atlantic Goldman Sachs Core Fixed Income Portfolio held short sales of securities which are included in the Portfolio of Investments.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date.

The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short- term investments, were as follows:

	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$40,355,114	$49,611,859
Global Atlantic BlackRock Disciplined Core Portfolio	610,309,459	672,498,284
Global Atlantic BlackRock Disciplined Growth Portfolio	110,819,079	124,832,086
Global Atlantic BlackRock Disciplined International Core Portfolio	83,001,421	93,354,523
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	293,496,552	322,474,910
Global Atlantic BlackRock Disciplined Value Portfolio	276,465,032	304,333,116
Global Atlantic BlackRock High Yield Portfolio	46,689,588	51,656,375
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	367,352,176	370,149,119

4.  AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolios and the Adviser, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio for the year ended December 31, 2022.

Portfolio	Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% on first $1 billion
0.21% on next $1 billion
0.20% over $2 billion
Global Atlantic BlackRock Disciplined Core Portfolio	0.39% on first $1 billion
0.37% on next $1 billion
0.35% over $2 billion
Global Atlantic BlackRock Disciplined Growth Portfolio	0.37% on first $250 million
0.35% on next $250 million
0.34% on next $500 million
0.32% over $1 billion

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

Portfolio	Advisory Fee*
Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% on first $500 million
0.58% on next $500 million
0.55% over $1 billion
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.54% on first $250 million
0.53% on next $250 million
0.51% on next $500 million
0.48% over $1 billion
Global Atlantic BlackRock Disciplined Value Portfolio	0.45% on first $1 billion
0.43% on next $1 billion
0.41% over $2 billion
Global Atlantic BlackRock High Yield Portfolio	0.50% on first $1 billion
0.48% on next $1 billion
0.46% over $2 billion
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% on first $250 million
0.32% on next $250 million
0.26% over $500 million

*  Calculated daily based on the average daily net assets.

During the year ended December 31, 2022, with respect to each Portfolio, the Adviser contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

	Operating Expense Limitations
Portfolio	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.33%	0.58%	May 1, 2023
Global Atlantic BlackRock Disciplined Core Portfolio	0.50%	0.75%	May 1, 2023
Global Atlantic BlackRock Disciplined Growth Portfolio*	0.48%	0.73%	May 1, 2023
Global Atlantic BlackRock Disciplined International Core Portfolio**	0.74%	0.99%	May 1, 2023
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.65%	0.90%	May 1, 2023
Global Atlantic BlackRock Disciplined Value Portfolio	0.56%	0.81%	May 1, 2023
Global Atlantic BlackRock High Yield Portfolio	0.61%	0.86%	May 1, 2023
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.45%	N/A	May 1, 2023

*  The Portfolio was also subject to a Total Expense Limit of 0.48% and 0.73% for Class I and Class II shares, respectively, which included Acquired Fund Fees and Expenses as defined in the Portfolio's prospectus, that expired September 1, 2022.

**  The Portfolio was also subject to a Total Expense Limit of 0.77% and 1.02% for Class I and Class II shares, respectively, which included Acquired Fund Fees and Expenses as defined in the Portfolio's prospectus, that expired September 1, 2022.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

For the year ended December 31, 2022, the Adviser waived, reimbursed, or recaptured fees as follows:

Portfolio	Investment Advisory Fee Waiver	Investment Advisory Fee Reimbursed	Investment Advisory Fee Recaptured	Total
Global Atlantic BlackRock Allocation Portfolio	$770	$-	$-	$770
Global Atlantic BlackRock Disciplined Core Portfolio	14,871	-	-	14,871
Global Atlantic BlackRock Disciplined Growth Portfolio	10,649	-	-	10,649
Global Atlantic BlackRock Disciplined International Core Portfolio	96,476	20,143	-	116,619
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	17,584	-	-	17,584
Global Atlantic BlackRock Disciplined Value Portfolio	17,647	-	-	17,647
Global Atlantic BlackRock High Yield Portfolio	5,333	-	-	5,333
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	12,462	-	-	12,462

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2023	December 31, 2024	December 31, 2025
Global Atlantic BlackRock Allocation Portfolio	$14,847	$3,906	$770
Global Atlantic BlackRock Disciplined Core Portfolio	107,215	26,103	14,871
Global Atlantic BlackRock Disciplined Growth Portfolio	14,202	6,246	10,649
Global Atlantic BlackRock Disciplined International Core Portfolio	186,121	151,178	96,476
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	68,221	21,503	17,584
Global Atlantic BlackRock Disciplined Value Portfolio	62,633	13,916	17,647
Global Atlantic BlackRock High Yield Portfolio	16,144	4,298	5,333
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	31,294	8,039	12,462

The following amounts expired unrecouped as of the date listed below:

Portfolio	December 31, 2022
Global Atlantic BlackRock Allocation Portfolio	$19,679
Global Atlantic BlackRock Disciplined Core Portfolio	93,032
Global Atlantic BlackRock Disciplined Growth Portfolio	10,039
Global Atlantic BlackRock Disciplined International Core Portfolio	48,584
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	55,910
Global Atlantic BlackRock Disciplined Value Portfolio	49,384
Global Atlantic BlackRock High Yield Portfolio	22,317
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	26,065

On May 23, 2017, the U.S. Securities and Exchange Commission ("SEC") granted an order allowing Commonwealth Annuity and Life Insurance Company ("Commonwealth") to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. There were no substitution-related expenses for the year ended December 31, 2022.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2022, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2022, the Portfolios expensed the following distribution fees:

Portfolio	Fees Paid
Global Atlantic BlackRock Allocation Portfolio	$34,080
Global Atlantic BlackRock Disciplined Core Portfolio	84,838
Global Atlantic BlackRock Disciplined Growth Portfolio	53,047
Global Atlantic BlackRock Disciplined International Core Portfolio	112,722
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	274,461
Global Atlantic BlackRock Disciplined Value Portfolio	17,362
Global Atlantic BlackRock High Yield Portfolio	1,677
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	-

For the year ended December 31, 2022, the Trustees received fees in the amounts as follows:

Portfolio	Fees Received
Global Atlantic BlackRock Allocation Portfolio	$6,947
Global Atlantic BlackRock Disciplined Core Portfolio	61,871
Global Atlantic BlackRock Disciplined Growth Portfolio	10,148
Global Atlantic BlackRock Disciplined International Core Portfolio	15,105
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	28,776
Global Atlantic BlackRock Disciplined Value Portfolio	25,236
Global Atlantic BlackRock High Yield Portfolio	5,837
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	7,253

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2022, Commonwealth owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2022, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$56,058,222	$4,517,305	$(3,398,906)	$1,118,399
Global Atlantic BlackRock Disciplined Core Portfolio	444,921,303	97,522,643	(33,735,041)	63,787,602
Global Atlantic BlackRock Disciplined Growth Portfolio	64,517,739	15,346,252	(40,566,513)	(25,220,261)
Global Atlantic BlackRock Disciplined International Core Portfolio	133,644,128	16,018,690	(23,260,637)	(7,241,947)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$236,091,080	$30,153,723	$(45,852,038)	$(15,698,315)
Global Atlantic BlackRock Disciplined Value Portfolio	210,599,910	27,483,992	(13,796,537)	13,687,455
Global Atlantic BlackRock High Yield Portfolio	52,411,439	183,977	(3,527,633)	(3,343,656)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	71,851,303	408,660	(4,922,398)	(4,513,738)

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2022 and 2021 were as follows:

For fiscal year ended 12/31/2022	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$2,653,124	$5,621,034	$-	$8,274,158
Global Atlantic BlackRock Disciplined Core Portfolio	59,068,044	57,036,811	-	116,104,855
Global Atlantic BlackRock Disciplined Growth Portfolio	4,408,349	10,935,640	-	15,343,989
Global Atlantic BlackRock Disciplined International Core Portfolio	8,905,156	1,204,651	-	10,109,807
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	26,473,780	39,430,750	-	65,904,530
Global Atlantic BlackRock Disciplined Value Portfolio	32,186,803	19,072,156	-	51,258,959
Global Atlantic BlackRock High Yield Portfolio	2,964,053	-	-	2,964,053
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	1,342,238	84,853	-	1,427,091
For fiscal year ended 12/31/2021	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$1,737,400	$2,142,897	$-	$3,880,297
Global Atlantic BlackRock Disciplined Core Portfolio	12,830,306	21,861,489	-	34,691,795
Global Atlantic BlackRock Disciplined Growth Portfolio	699,793	1,173,202	-	1,872,995
Global Atlantic BlackRock Disciplined International Core Portfolio	2,551,441	-	-	2,551,441
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	6,491,316	17,190,734	-	23,682,050
Global Atlantic BlackRock Disciplined Value Portfolio	3,594,121	-	-	3,594,121
Global Atlantic BlackRock High Yield Portfolio	3,219,040	-	-	3,219,040
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	4,071,545	1,756,085	-	5,827,630

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic BlackRock Allocation Portfolio	$1,213,806	$1,248,204	$-	$-	$1,118,399	$3,580,409
Global Atlantic BlackRock Disciplined Core Portfolio	1,689,063	-	-	(1,486,283)	63,787,602	63,990,382
Global Atlantic BlackRock Disciplined Growth Portfolio	132,106	-	-	(5,477,416)	(25,220,261)	(30,565,571)
Global Atlantic BlackRock Disciplined International Core Portfolio	1,395,699	-	-	(11,810,204)	(7,241,947)	(17,656,452)

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$-	$-	$-	$(43,553,036)	$(15,698,315)	$(59,251,351)
Global Atlantic BlackRock Disciplined Value Portfolio	973,213	1,218,401	-	-	13,687,455	15,879,069
Global Atlantic BlackRock High Yield Portfolio	3,002,132		-	(7,815,302)	(3,343,656)	(8,156,826)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	1,538,200		-	(6,089,695)	(4,513,738)	(9,065,233)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(12,053) and $(765) for Global Atlantic BlackRock Disciplined International Core Portfolio and Global Atlantic BlackRock Disciplined Core Portfolio, respectively.

At December 31, 2022, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$-	$-	$-
Global Atlantic BlackRock Disciplined Core Portfolio	1,486,283	-	1,486,283
Global Atlantic BlackRock Disciplined Growth Portfolio	5,477,416	-	5,477,416
Global Atlantic BlackRock Disciplined International Core Portfolio	6,340,611	5,469,593	11,810,204
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	41,376,119	2,176,917	43,553,036
Global Atlantic BlackRock Disciplined Value Portfolio	-	-	-
Global Atlantic BlackRock High Yield Portfolio	4,308,524	3,506,778	7,815,302
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	3,890,022	2,199,673	6,089,695

During the year ended December 31, 2022, the portfolios did not utilize capital loss carryforwards.

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2022 as follows:

	Paid In Capital	Accumulated Earnings/(Losses)
Global Atlantic BlackRock Disciplined Core Portfolio	$19,594	$(19,594)
Global Atlantic BlackRock Disciplined Growth Portfolio	47,501	(47,501)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	(91,409)	91,409
Global Atlantic BlackRock Disciplined Value Portfolio	(2,785)	2,785

8.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2024. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the perception (whether by market participants, rating agencies, pricing services or otherwise) that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. Rule 18f-4 under the 1940 Act requires, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leveraged-related risk based on a relative "value-at-risk" test and update reporting and disclosure procedures. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its investment result.

Exchange-Traded Funds Risk – The Portfolios may invest in ETFs. Disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF's underlying portfolio holdings, may result in the ETF's shares trading at significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF's underlying holdings. An ETF's shares could also trade at a premium or discount to net asset value when an ETF's underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF's underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF's shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Portfolio's holdings may not be able to be liquidated at the most optimal time, adversely affecting performance.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

There can be no assurance that an ETF's investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could also have a significant impact on the Portfolio and its investments. The market prices of securities may also be negatively impacted by trading activity and investor interest, including interest driven by factors unrelated to market conditions or financial performance. In these circumstances, the value of the Portfolio's investments, particularly any short positions or exposures, may fluctuate dramatically.

A Portfolio may experience a substantial or complete loss on any individual security.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets. The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as "COVID-19") has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolios. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Portfolios being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

Quantitative Investing Risk – Investments selected using quantitative analysis or "models" may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2022

guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

10.  OTHER RECENT DEVELOPMENTS

Ongoing concerns regarding the economies of certain countries in Europe, as well as the possibility that one or more countries could leave the European Union (the "EU"), create risks for investing in the European markets. For example, the United Kingdom ("UK") withdrew from the EU in January 2020 (commonly known as "Brexit"). This commenced a transition period that lasted until December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, there continues to be considerable uncertainty as to the UK's post-transition framework. Although the full impact of Brexit is not yet known, the impact on the UK, EU and global markets could include increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Brexit may also have a negative impact on the economy and currency of the UK as a result of anticipated, or actual changes to the UK's economic and political relations with the EU. Any or all of these challenges may affect the value of a Portfolio's investments economically tied to the UK or the EU.

On March 5, 2021, the United Kingdom's Financial Conduct Authority ("FCA") and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBORs ceased publication on December 31, 2021, and others will cease publication after June 30, 2023. However, the FCA, the LIBOR administrator and other regulators also announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022. In connection with supervisory guidance from regulators, certain regulated entities have ceased to enter into certain new LIBOR contracts after January 1, 2022. The unavailability or replacement of LIBOR presents risks to applicable Portfolios, including the risk that any pricing adjustments to a Portfolio's investments resulting from a substitute reference rate may adversely affect the Portfolio's performance and/or NAV. The impact of a substitute reference rate, if any, will vary on an investment-by-investment basis. The Adviser or Sub-Adviser may have discretion to determine a substitute reference rate, including any price or other adjustments to account for differences between the substitute reference rate and the previous rate. The substitute reference rate and any adjustments selected could negatively impact a Portfolio's investment performance or financial condition, including in ways unforeseen by the Adviser or Sub-Adviser.

In addition, the outbreak of COVID-19, a respiratory illness caused by a novel strain of coronavirus, has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios' investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and greater overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. The COVID-19 crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

11.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2022 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees of Forethought Variable Insurance Trust
and the Shareholders of each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, and Global Atlantic Goldman Sachs Core Fixed Income Portfolio (collectively, the Portfolios), including the portfolio of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from custodians or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more investment companies advised by Global Atlantic Investment Advisors, LLC since 2013.

Denver, Colorado
February 23, 2023

Global Atlantic Portfolios

Expense Examples

December 31, 2022 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-22	Ending Account Value 12-31-22	Expenses Paid During Period*	Ending Account Value 12-31-22	Expenses Paid During Period*
Global Atlantic BlackRock Allocation Portfolio	I	0.33%	$1,000	$1,008.30	$1.67	$1,023.54	$1.68
Global Atlantic BlackRock Allocation Portfolio	II	0.58%	$1,000	$1,006.90	$2.93	$1,022.28	$2.96
Global Atlantic BlackRock Disciplined Core Portfolio	I	0.50%	$1,000	$1,017.60	$2.54	$1,022.68	$2.55
Global Atlantic BlackRock Disciplined Core Portfolio	II	0.75%	$1,000	$1,015.90	$3.81	$1,021.42	$3.82
Global Atlantic BlackRock Disciplined Growth Portfolio	I	0.48%	$1,000	$980.40	$2.40	$1,022.79	$2.45
Global Atlantic BlackRock Disciplined Growth Portfolio	II	0.73%	$1,000	$979.40	$3.64	$1,021.53	$3.72
Global Atlantic BlackRock Disciplined International Core Portfolio	I	0.73%	$1,000	$1,031.70	$3.74	$1,021.53	$3.72

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2022 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-22	Ending Account Value 12-31-22	Expenses Paid During Period*	Ending Account Value 12-31-22	Expenses Paid During Period*
Global Atlantic BlackRock Disciplined International Core Portfolio	II	0.98%	$1,000	$1,030.60	$5.02	$1,020.27	$4.99
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	I	0.64%	$1,000	$1,067.80	$3.34	$1,021.98	$3.26
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	II	0.90%	$1,000	$1,067.40	$4.69	$1,020.67	$4.58
Global Atlantic BlackRock Disciplined Value Portfolio	I	0.56%	$1,000	$1,061.30	$2.91	$1,022.38	$2.85
Global Atlantic BlackRock Disciplined Value Portfolio	II	0.81%	$1,000	$1,060.80	$4.21	$1,021.12	$4.13
Global Atlantic BlackRock High Yield Portfolio	I	0.61%	$1,000	$1,043.70	$3.14	$1,022.13	$3.11
Global Atlantic BlackRock High Yield Portfolio	II	0.86%	$1,000	$1,042.60	$4.43	$1,020.87	$4.38
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	I	0.45%	$1,000	$970.50	$2.24	$1,022.94	$2.29

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Supplemental Information

December 31, 2022 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, and Global Atlantic Goldman Sachs Core Fixed Income Portfolio.

At an in-person meeting held on November 3, 2022, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered the renewal of: (i) the existing investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of each of Global Atlantic BlackRock Allocation Portfolio ("GA BlackRock Allocation"), Global Atlantic BlackRock Disciplined Core Portfolio ("GA BlackRock Core"), Global Atlantic BlackRock Disciplined Growth Portfolio ("GA BlackRock Growth"), Global Atlantic BlackRock Disciplined International Core Portfolio ("GA BlackRock International"), Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio ("GA BlackRock Mid Cap Growth"), Global Atlantic BlackRock Disciplined Value Portfolio ("GA BlackRock Value"), Global Atlantic BlackRock High Yield Portfolio ("GA BlackRock High Yield") and Global Atlantic Goldman Sachs Core Fixed Income Portfolio ("GA Goldman Core Fixed") (each a "Portfolio" and collectively the "Portfolios") (the "Advisory Agreement"); (ii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA BlackRock Core, GA BlackRock Growth, GA BlackRock International, GA BlackRock Mid Cap Growth, GA BlackRock Value, and GA BlackRock High Yield, and BlackRock Investment Management, LLC ("BIM"); (iii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA BlackRock Allocation, and BIM; and (iv) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Goldman Core Fixed, and Goldman Sachs Asset Management, L.P. ("GSAM" and together with BIM, the "Sub-Advisers") (collectively the sub-advisory agreements listed in items (ii) through (iv) above, the "Sub-Advisory Agreements").

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements (collectively, the "Agreements") in advance of the November 3, 2022 meeting, the Independent Trustees met via videoconference on October 27, 2022 with independent counsel to the Independent Trustees ("Independent Counsel") and with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel").

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on October 27, 2022, the Independent Trustees requested additional information on certain items and the Adviser provided such information prior to the November 3, 2022 meeting. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the renewal of the Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Portfolio. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received presentations concerning the services provided under the Agreements from personnel of the Adviser at the meetings. Prior to voting on the renewal of the Agreements at the November 3, 2022 meeting, the Independent Trustees met in executive session with Independent Counsel and Trust Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Agreements.

Nature, Extent, and Quality of Services. The Trustees noted that they were generally satisfied with the nature, extent and quality of the services provided by the Adviser and Sub-Advisers.

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year, 3-year and since inception periods as compared to their respective benchmark indices and peer groups. The Trustees noted that they were generally satisfied with the Adviser's and Sub-Advisers' investment performance.

Fees and Expenses. The Trustees reviewed the Portfolios' fees and expenses, including the fees paid to the Adviser and Sub-Advisers. The Trustees noted that, effective May 1, 2023, the expense cap for GA BlackRock International would increase by 5 basis points and that the expense caps for the other Portfolios would be eliminated. The Trustees concluded that the

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2022 (Unaudited)

advisory fee charged to each Portfolio, taking into account the impact of the expense cap changes, and the sub-advisory fee paid by the Adviser to each Sub-Adviser, as applicable, were not unreasonable in light of the services provided to each respective Portfolio.

Profitability. The Trustees noted that, based on information received from the Adviser regarding a per Portfolio analysis of the profitability of each Portfolio to the Adviser, they: (i) concluded that the profitability levels for the Adviser were not excessive; and (ii) considered that the sub-advisory fees were negotiated by the Adviser at arm's length. The Trustees also noted that they would continue to monitor the Adviser's profitability in the future.

Economies of Scale. The Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio's shareholders. The Trustees also noted that they would continue to monitor each Portfolio's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser or Sub-Advisers and their respective affiliates from their relationships with the applicable Portfolios and that they would continue to consider these benefits in connection with future annual renewals.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of counsel, the Trustees, including all of the Independent Trustees voting separately, unanimously concluded that renewing the Advisory Agreement and Sub-Advisory Agreements was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the Agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2022 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	16

Mr. Garbin serves as Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), Carlyle Tactical Private Credit Fund (since 2018), iCapital KKR Private Markets Fund (Formerly Altegris KKR Commitments Fund) (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013). Previously, Mr. Garbin served as Director of Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as Chief Executive Officer (since 2009) of EULAV Asset Management.	16	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Common fund (2014–2016).	16

Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015). Previously, Mr. Breslin served as Director of BlueArc Multi-Strategy Fund (2014–2017) and Hatteras Trust (2004–2016).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2022 (Unaudited)

Interested Trustees and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee since 2013

Mr. Arena serves as Co-President of The Global Atlantic Financial Group LLC (since 2022); as Director and Co-President of Global Atlantic Financial Group Limited ("GAFGL") (since 2021); as President and Head of Life and Retirement of Ariel Re (Holdings) Limited and Global Atlantic Financial Life Limited (since 2020); as Director and Co-President of Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) (since 2019 and 2021, respectively); as Director, Chairman and Co-President of Global Atlantic Financial Company ("GAFC") (since 2017, 2021 and 2021, respectively); as Director and Co-President of Global Atlantic (Fin) Company (since 2017 and 2021, respectively); as Director, Chairman and President of Forethought Life Insurance Company ("FLIC") (since 2016, 2017 and 2016, respectively); as Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") and First Allmerica Financial Life Insurance Company ("FAFLIC") (since 2017, 2017 and 2021, respectively); as Director, Chairman and President of Accordia Life and Annuity Company ("Accordia") (since 2016, 2017 and 2021, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2012, 2012 and 2013, respectively). Mr. Arena holds and has previously held comparable positions with GAIA, GAD, FLIC, CWA, and certain other companies affiliated with GAIA.

			16	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2022 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Barrie Ribet[3] 1982	Trustee since 2021

Ms. Ribet serves as Managing Director of GAFC (since 2017); as Managing Director of FLIC, CWA, Accordia, and FAFLIC (since 2019); as Managing Director of Global Atlantic Equipment Management, LLC (since 2021); as Director and Chief Executive Officer of Emporium Holdco Inc. and eRESI Holdings, Inc. (since 2021); as Manager and Chief Executive Officer of eRESI Capital Holdco LLC (since 2021); as Chief Executive Officer of eRESI Capital LLC (since 2021) and as Director of Infinity Transportation Equipment Leasing, LLC (since 2021). Previously, Ms. Ribet served as Senior Vice President, Head of Asset Origination of GAFC (from 2015 to 2017).

			16	None
Eric Todd 1969	President and Chief Executive Officer since 2021

Mr. Todd is currently Chief Product Officer of GAFC, he also serves as Managing Director of GAFC (since 2015); Manager, President and Chief Investment Officer of GAIA (since 2013); Manager of GAD (since 2016); Director and Managing Director of FLIC (since 2014 and 2018, respectively); and Director and Managing Director of CWA, FAFLIC and Accordia (since 2017 and 2018, respectively).

			N/A	N/A
Deborah Schunder (1967)	Vice President since 2014

Ms. Schunder serves as Senior Vice President, Head of Investment Product Management, Sales Planning and Sales Compensation of GAFC (since 2022). Previously, Ms. Schunder served as Senior Vice President, Head of Investment Product Management, Sales Reporting, Analytics and Compensation of GAFC (2020–2022). Previously, Ms. Schunder served as Vice President of Investment Product Management of GAFC (2013–2020).

Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019 Principal Accounting Officer since 2021	Mr. Statczar serves as Senior Director of Foreside Management Services, LLC (since 2008).	N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2022 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Sarah M. Patterson (1976)	Secretary/Chief Legal Officer since 2013

Ms. Patterson serves as Managing Director, General Counsel for Individual Markets and Assistant Secretary for FLIC, Accordia, FAFLIC, CWA and GAFC (since 2019, 2020, and 2014, respectively); as Secretary of GAIA (since 2016); as Managing Director, General Counsel and Secretary of Global Atlantic Insurance Network (since 2019); and as Assistant Secretary of GAD (since 2016). Previously Ms. Patterson served as Associate General Counsel of FLIC, Accordia, FAFLIC, CWA and GAFC (2014–2020), Senior Vice President (2016–2019).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Mr. Capalbo serves as Vice President of Investment Compliance of GAFC (since 2022); Vice President of Compliance Operations of GAFC (since 2021); as Chief Compliance Officer and Vice President of GAIA (since 2018 and 2022, respectively); as Vice President, SEC 38a-1 Chief Compliance Officer and Deputy Anti-Money Laundering Officer of CWA, FAFLIC and FLIC (since 2021, 2021 and 2022, respectively); and Vice President of Accordia (since 2021). Previously, Mr. Capalbo served as Assistant Vice President of GAIA (2018–2022) and Assistant Vice President and Senior Compliance Officer of GAFC (2016–2021).

			N/A	N/A
Elizabeth Constant (1976)	Assistant Secretary since 2017

Ms. Constant serves as Vice President and Assistant General Counsel of GAFC (since 2020) and Vice President, Assistant General Counsel and Assistant Secretary of FLIC (since 2021). Previously, Ms. Constant served as Assistant Vice President and Legal Counsel (2016–2020) and Associate Counsel (2014–2016) of GAFC.

			N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL.

3  Ms. Ribet is an interested person of the Trust because she is Managing Director of GAFC.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

◼ Social Security number and wire transfer instructions
◼ account transactions and transaction history
◼ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

◼ open an account or deposit money
◼ direct us to buy securities or direct us to sell your securities
◼ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

◼ sharing for affiliates' everyday business purposes – information about your creditworthiness.
◼ affiliates from using your information to market to you.
◼ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◼ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios. Each Portfolio will post to http://connect.rightprospectus.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on the registrant’s website.

(f)	A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2021	2022
$300,000	$330,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2021	2022
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2021	2022
$78,250	$60,000

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2021	2022
$24,000	$17,500

Review of annual registration statement filings for 2021 and 2022 and a fee for review of portfolio reorganization activities in 2021.

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant for the fiscal year ended December 31, 2022 were $75,500 and $0, respectively and for the fiscal year ended December 31, 2021, were $102,250 and $0, respectively.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date	2/27/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric D. Todd
Eric D. Todd President
President (Principal Executive Officer)

Date	2/27/2023

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date	2/27/2023

* Print the name and title of each signing officer under his or her signature.